                                                      December 31, 1995




ANNUAL REPORT



                                                      Northwestern

                                                      Mutual

                                                      Variable

                                                      Life

                                                      Account



NORTHWESTERN MUTUAL SERIES FUND, INC.











                                                      Northwestern
                                                      Mutual Life(R)
                                                      720 East Wisconsin Avenue
                                                      Milwaukee, Wisconsin 53202

     NORTHWESTERN MUTUAL SERIES FUND, INC.

     DIRECTORS

     James D. Ericson .  President and Chief Executive Officer, Northwestern Mutual Life,
     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Milwaukee
     Martin F. Stein . . . . . . . . . . . Chairman of the Board, EyeCare One Corporation,
     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Milwaukee
     John K. MacIver . . . . . . . . . Partner, Michael Best & Friedrich Attorneys at Law,
     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Milwaukee
     Stephen N. Graff  . . . . . . . . . . . . . . Retired Partner, Arthur Andersen & Co.,
     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Milwaukee
     William J. Blake  . . . . . . . . . . . . . .  Chairman, Blake Financial Corporation,
     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Milwaukee

     OFFICERS

     James D. Ericson  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . President
     Mark G. Doll  . . . . . . . . . . . . . . . . . . . . . .  Vice President & Treasurer
     Merrill C. Lundberg . . . . . . . . . . . . . . . . . . . . . . . . . . . . Secretary
     Gary E. Long  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Controller


     This report is submitted for the general information of owners of Northwestern Mutual Variable Life policies. This report is not authorized for distribution to prospective purchasers of variable life policies unless it is accompanied by an effective prospectus. Northwestern Mutual
     Variable Life policies are sold through individuals who, in addition to being licensed life insurance agents of Northwestern Mutual Life, are registered representatives of Northwestern Mutual Investment Services, Inc., a wholly-owned subsidiary of Northwestern Mutual Life and a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.


     Northwestern
     Mutual Life
     PO Box 3095
     Milwaukee WI  53201-3095

     Forwarding and Return Postage Guaranteed
     Address Correction Requested

                             POLICYOWNER PRIVILEGES

                        FREE TRANSFERS AMONG PORTFOLIOS

A limited number of free transfers per year are available with your policy. Same day transfers are permitted among our investment portfolios by FAX 414-299-4268. The appropriate form (form number 18-1425) must be used. A blank form is included at the end of this report. Additional forms are available from your Northwestern Mutual Life Agent.

      NORTHWESTERN MUTUAL LIFE'S VARIABLE LIFE POLICIES ARE PARTICIPATING*

Policies are expected to pay dividends, based on the company's recent mortality and expense experience.

SOME OF THE POPULAR ADDITIONAL BENEFITS WHICH MAY BE AVAILABLE TO POLICYOWNERS INCLUDE THE FOLLOWING (SUBJECT TO UNDERWRITING AND PAYMENT OF APPROPRIATE PREMIUM).

                       OPTIONAL WAIVER OF PREMIUM BENEFIT

The Waiver of Premium Benefit waives premiums during total disability. Available at ages 0-59.

                       OPTIONAL ACCIDENTAL DEATH BENEFIT

The Accidental Death Benefit provides an additional death benefit when death results from accidental bodily injury. Available at ages 0-65.

                      OPTIONAL ADDITIONAL PURCHASE BENEFIT

When the Additional Purchase Benefit is purchased, the company agrees to issue additional policies on several specified purchase dates without requiring evidence of insurability. Available at ages 0-38.

CONTACT YOUR NORTHWESTERN MUTUAL LIFE AGENT IF YOU WISH TO LEARN MORE ABOUT ANY OF THE POLICYOWNER PRIVILEGES DESCRIBED ABOVE.

* Dividends are based on actual experiences and are not guaranteed.

TO OUR POLICYOWNERS:

A banner year in the stock and bond markets helped many of Northwestern's portfolios turn in strong performances for 1995. During the second half, when the Dow galloped past the 5,000 mark, these portfolios continued to enjoy the robust gains made during the first half. For the separate portfolios, judicious stock selection played a critical role.

For example, in choosing more conservative stocks within the technology sector, the Aggressive Growth Stock Portfolio dodged the biggest losses as the sector sputtered in the second half. Similarly, the Growth Stock Portfolio exploited increases in financials, telecommunications, health care and consumer non-durable stocks. The Growth and Income Stock Portfolio, which tends to approximate the sector weightings of the market, reaped the returns of the overall market rally. Finally, though many international funds suffered during the second half, the International Equity Portfolio turned in a very respectable comparative performance in part due to good returns in several European markets.

For the US financial markets as a whole, slow economic growth and low inflation proved to be extremely favorable for financial assets. Interest rates have fallen steadily to levels not seen since early 1994, and corporations have turned in record profits through cost cutting, higher operating margins and higher productivity.

Also fueling the current market rally is a flood of money pouring into stock mutual funds from retirement-oriented vehicles such as 401(k)s. A wave of mergers and acquisitions along with share buy-back programs buoyed the market while Initial Public Offerings (IPOs) and secondary offerings have surged to record levels.

From our perspective, there are several signs that the US economy is coasting toward a slowdown. Anemic housing starts, sluggish auto sales and poor retail sales indicate a consumer reluctance to spend. Already saddled with bleaker job prospects and high levels of debt, consumers seem to be reacting to the continuing trend of corporate layoffs. Faced with this eroding consumer confidence, the manufacturing sector is also feeling the pinch of a slower economy. We view these as important short-term developments.

Amid this economic sluggishness, however, we see several bright spots. After maintaining a relatively tight monetary policy during the early part of the year, the Federal Reserve loosened its grip on the economy. Due to the economic slowdown and a lack of inflationary pressure, the Fed can be expected to gradually lower interest rates. Moreover, if significant progress is made on balancing the budget, the Fed should begin to aggressively lower short-term interest rates. Inflation, which remained subdued throughout the recovery, appears poised to head even lower during the slowdown. Bottlenecks and shortages -- which normally put pressure on inflation -- are now largely absent.

Looking ahead, we think it's wise to expect more volatility in the upcoming year. Though there are many positive market trends, it is difficult to predict where this unprecedented bull market will head in the future. It would not be unreasonable to expect a setback in the financial markets at some point. But, in our view, maintaining a long-term investment focus is the antidote to market volatility.

INDEX 500 STOCK PORTFOLIO

The Standard & Poor's 500 Index provided great performance in 1995 and outperformed the majority of active stock managers.
Northwestern's Index 500 Portfolio is designed to achieve investment results that approximate the performance of the Standard & Poor's
500 Composite Stock Price Index and continues to achieve that objective. The portfolio is fully invested in equities.

As indicated on the graph, on April 30, 1993, the portfolio was indexed to approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. Prior to April 30, 1993, the portfolio was actively managed.

The Standard & Poor's 500 Composite Stock Price Index is an index of unmanaged groups of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

                              [Camera Ready Graph]

This chart assumes an initial investment of $10,000 made on 12/31/85. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. The net investment rates of return shown on page 10 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the returns significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.




Average Annual Total Return
For Periods Ended December 31, 1995

                                     One         Five      Ten
                                     Year        Years     Years
                                    -----        -----     -----
Index 500 Stock Portfolio           37.25%      15.68%     12.29%
S&P 500 Index                       37.40%      16.54%     14.83%


                                    12/85       12/86      12/87      12/88      12/89
Index 500 Stock Portfolio           $10,000     $11,536    $12,483    $13,585    $16,084
S&P 500 Index                       $10,000     $11,860    $12,465    $14,534    $19,141

                                    12/90       12/91      12/92      12/93      12/94       12/95
Index 500 Stock Portfolio           $15,389     $19,972    $20,879    $22,946    $23,225     $31,877
S&P 500 Index                       $18,548     $24,205    $26,045    $28,675    $29,019     $39,872


A solid vertical line is drawn at 4/30/93 to indicate that the portfolio was indexed on 4/30/93 and actively managed prior to that date.

GROWTH STOCK PORTFOLIO

The performance of the Growth Stock Portfolio was helped by gains in several sectors, including financials, telecommunications, health care and consumer non-durable stocks. During the second half, the portfolio maintained a relatively small cash position, but shifted the types of stocks held in anticipation of weaker economic activity and slower corporate profit growth in the upcoming year. Sector weights were reduced in consumer cyclicals, basic materials and technology, given the economic sensitivity of these industries.

Cash levels were kept close to seven percent of assets throughout the period. The portfolio remains well diversified across major market sectors, with strategy focused on identifying high quality growth companies.

The Standard & Poor's 500 Composite Stock Price Index is an index of unmanaged groups of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

                              [Camera Ready Graph]

This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. The net investment rates of return shown on page 10 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the returns significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

Average Annual Total Return
For Periods Ended December 31, 1995

                                    One         Since
                                    Year      Inception*
                                    ----      ---------
Growth Stock Portfolio              30.82%     18.63%
S&P 500 Index                       37.40%     23.37%

*May 3, 1994 inception.

                                    5/3/94     12/94      12/95
Growth Stock Portfolio              $10,000    $10,155    $13,285
S&P 500 Index                       $10,000    $10,320    $14,180

GROWTH AND INCOME STOCK PORTFOLIO

During the second half, the Growth and Income Stock Portfolio trailed the returns of the S&P 500 Index. Recent market trends have not favored the portfolio's style of investing, with investors currently focused on short-term earnings momentum rather than long-term value. Gains in the overall market have tended to be concentrated among relatively few companies. This portfolio is broadly diversified, and should be well positioned to benefit when the market again broadens out.

Stock selection, rather than industry sector rotation, continues to be the major determinant of portfolio performance. The portfolio maintained a fully invested position during the second half, with cash averaging two to three percent of assets.

The Standard & Poor's 500 Composite Stock Price Index is an index of unmanaged groups of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

                              [Camera Ready Graph]

This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. The net investment rates of return shown on page 10 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the returns significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

Average Annual Total Return
For Periods Ended December 31, 1995

                                      One         Since
                                      Year      Inception*
                                      ----      ----------
Growth and Income Stock Portfolio      31.12%     17.93%
S&P 500 Index                          37.40%     23.37%

*May 3, 1994 inception.

                                       5/3/94     12/94      12/95
Growth and Income Stock Portfolio      $10,000    $10,034    $13,156
S&P 500 Index                          $10,000    $10,320    $14,180

AGGRESSIVE GROWTH STOCK PORTFOLIO

During 1995, the Aggressive Growth Portfolio experienced very strong returns, in part because of its strategy in technology stocks. Even though this industry had phenomenal performance during the first half of the year, the Aggressive Growth Portfolio concentrated on the less speculative issues in the sector. In the fourth quarter, when technology stocks faced their biggest losses, this more conservative approach benefited the portfolio.

Meanwhile, the portfolio's exposure to the health care and consumer cyclical sectors increased somewhat, largely due to their improved performance. Weightings in the utilities and basic materials sectors declined through selective selling and relative underperformance. Cash reached a fourth quarter low of five percent, ending the year at seven percent.

Aggressive Growth investors may face increased volatility in the upcoming year. If the markets level off or decline, there may be more downside risk with smaller, less seasoned companies. However, stock selection continues to be the primary focus of the portfolio.

Since the portfolio invests primarily in small capitalization issues, the indices that best reflect the portfolio's performance are Wilshire Next 1750 Index and Wilshire Small Cap Index.

The Wilshire Next 1750 is an unmanaged, equally weighted index.
Included in this index are those stocks which are ranked 750 to 2500 by market capitalization in the Wilshire 5000. The largest sectors represented in this index are financial services, consumer services and basic industry. Its average market capitalization is approximately $515 million as of December 31, 1995.

                              [CAMERA READY GRAPH]

         The Wilshire Small Cap Index is a subset of the Wilshire Next 1750 and includes 250 stocks chosen based upon their size, sector and liquidity characteristics. Each stock is equally weighted in this unmanaged index. The average market capitalization is approximately $620 million as of December 31, 1995. The largest sector weightings include financial services, consumer services and technology.

On May 3, 1994, the Northwestern Mutual Aggressive Growth Stock Fund, Inc. (the "Fund") merged into the Northwestern Mutual Series Fund, Inc. Aggressive Growth Stock Portfolio (the "Portfolio"). The Portfolio had no assets prior to the merger. After the merger, the assets of the Portfolio were those of the Fund. The investment objectives, policies, management and expenses of the Portfolio are identical to those of the Fund. Accordingly, the performance of the Fund prior to the merge is included with the performance of the Portfolio in the graph and total return figures above.

This chart assumes an initial investment of $10,000 made on 11/30/90 (commencement of the Fund's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. The net investment rates of return shown on page 10 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the returns significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.



Average Annual Total Return
For Periods Ended December 31, 1995

                                       One        Five      Since
                                       Year       Year    Inception*
                                       ----       ----    ---------
Aggressive Growth Stock Portfolio     39.29%      23.65%    23.66%
Wilshire Small Cap                    26.58%      20.28%    20.97%
Whilshire Next 1750                   30.26%      21.08%    21.76%

*November 30, 1990 inception.

                                      11/90       12/90     12/91     12/92
Aggressive Growth Stock Portfolio     $10,000     $10,189   $15,894   $16,839
Wilshire Small Cap                    $10,000     $10,459   $15,873   $18,188
Whilshire Next 1750                   $10,000     $10,459   $15,325   $18,040

                                      12/93       12/94     12/95
Aggressive Growth Stock Portfolio     $20,057     $21,141   $29,448
Wilshire Small Cap                    $21,464     $20,801   $26,330
Whilshire Next 1750                   $21,186     $20,896   $27,219

INTERNATIONAL EQUITY PORTFOLIO

The second half proved to be a challenging investment period for the global stock markets and for the International Equity Portfolio, as well. Most foreign markets significantly underperformed versus the US market, although returns were still positive. Moreover, the strong performance of the US market attracted capital away from overseas markets, further reinforcing these trends.

Portfolio strategy maintains a long-term investment horizon, and seeks to identify the best values across all markets. This low turnover approach resulted in relatively few changes in geographic or industry sector weights. Cash dropped slightly to nine percent. The portfolio continued to be heavily weighted in Europe and underweighted in Japan, with some selective exposure to the emerging markets.

The recent trends of sluggish foreign economic growth and low inflation have prompted foreign central banks to begin lowering interest rates to stimulate growth. This should bode well for the portfolio in the months ahead.

                              [Camera Ready Graph]

As depicted in the graph, the International Equity Portfolio is compared against the Morgan Stanley Capital International EAFE ("Europe-Australia-Far East") Index. The index is composed of approximately 1100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The indices are constructed so that companies chosen represent about 60% of market capitalization in each market, industry composition of the market is reflected and a cross section of large, medium, and small cap stocks is included taking into account liquidity concerns. The index is calculated in U.S.$.

On May 3, 1994, the Northwestern Mutual International Equity Fund, Inc. (the "Fund") merged into the Northwestern Mutual Series Fund, Inc. International Equity Portfolio (the "Portfolio"). The Portfolio had no assets prior to the merger. After the merger, the assets of the Portfolio were those of the Fund. The investment objectives, policies, management and expenses of the Portfolio are identical to those of the Fund. Accordingly, the performance of the Fund prior to the merge is included with the performance of the Portfolio in the graph and total return figures above.

This chart assumes an initial investment of $10,000 made on 4/30/93 (commencement of the Fund's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. The net investment rates of return shown on page 10 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the returns significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

Average Annual Total Return
For Periods Ended December 31, 1995

                                       One         Since
                                       Year      Inception*
                                       ----      ---------
International Equity Stock Portfolio   14.57%      14.23%
EAFE                                   11.55%      11.04%

*April 30, 1993 inception.

                                       4/93        12/93     12/94     12/95
International Equity Stock Portfolio   $10,000     $12,464   $12,451   $14,266
EAFE                                   $10,000     $10,970   $11,859   $13,228

SELECT BOND PORTFOLIO

After a brief rise in interest rates early in the summer, the bond market continued its powerful rally. This was due to a combination of weakening economic growth, falling inflation and optimism involving a balanced budget from Washington. Two-year Treasury rates fell from 5.79 percent to 5.15 percent, while 30-year Treasury rates fell 65 basis points to 5.95 percent.

The portfolio's average maturity was lengthened as long rates approached seven percent during the summer, benefiting from the subsequent rally that took long rates below six percent. This strategy was in anticipation of progress in Washington, and the expected enthusiasm for bonds. The portfolio maintained a large weighting in corporate bonds, with an economy that is producing excellent corporate cash flow and improving credit quality. This was the best performing bond market sector for the second half, as well as the entire year. The portfolio weightings at year-end were 13 percent cash, 15 percent Treasurys, 21 percent mortgages and 51 percent corporates.

                              [Camera Ready Graph]

Since the portfolio invests broadly in U.S. Government, mortgage and corporate bonds, the graph depicts an appropriate comparison to the Merrill Lynch Domestic Master Index. The index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

This chart assumes an initial investment of $10,000 made on 12/31/85. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. The net investment rates of return shown on page 10 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the returns significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.


Average Annual Total Return
For Periods Ended December 31, 1995

                                      One         Five       Ten
                                      Year        Years      Years
                                      ----        -----      -----
Select Bond Portfolio                 19.10%      10.27%      9.84%
Merrill Lynch Domestic Master Index   18.46%       9.56%      9.63%


                                      12/85       12/86      12/87      12/88      12/89
Select Bond Portfolio                 $10,000     $11,868    $11,743    $12,708    $14,507
Merrill Lynch Domestic Master Index   $10,000     $11,522    $11,799    $12,747    $14,555

                                      12/90       12/91      12/92      12/93      12/94     12/95
Select Bond Portfolio                 $15,682     $18,399    $19,824    $21,967    $21,465   $25,564
Merrill Lynch Domestic Master Index   $15,880     $18,398    $19,792    $21,776    $21,161   $25,068

HIGH YIELD BOND PORTFOLIO

High yield market returns lagged the investment grade bond market during the second half of the year. It is not unusual for the high yield market to underperform in a bond market rally since the high yield market is less sensitive to changes in the general level of interest rates.

The high yield market finished 1995 on a cautious note as a result of concerns about an economic slowdown and an uptick in defaults. Although defaults are up and the credit cycle is maturing, an imminent resurgence in default rates to the levels seen in the late 1980s is not expected.

The High Yield Bond Portfolio adopted a more defensive posture in the second half of the year in anticipation of slower economic growth. Sector weights were reduced in cyclical sectors such as home building, steel and auto-related industries. At year end, the top industry sector weights were in stable industries, including cable/telecommunications, gaming and retail-food. The average yield on the portfolio was approximately 11.15 percent, the average maturity was just over eight years. The portfolio was fully invested with a cash position of about 2.2 percent.

The total return performance for the High Yield Bond Portfolio is shown in comparison with the Salomon Brothers High Yield Market Index and the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers index is thought to be a better measure of portfolio performance since it has a quality and maturity profile that more closely resembles the High Yield Bond Portfolio.

                              [Camera Ready Graph]

The Salomon Brothers High Yield Market Index includes cash-pay and deferred-interest corporate bonds with remaining maturities of at least one year. All bonds in the index are publicly placed, have a fixed coupon and are non-convertible. Bonds issued under Rule 144A are added after the issuer has registered the security with the Securities and Exchange Commission. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

The Lehman Brothers High Yield Intermediate Market Index is made up of dollar denominated, nonconvertible, SEC publicly registered fixed rate noninvestment grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zeroes and step-up coupon structures are also included, however, the index excludes pay-in-kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A small number of unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. The net investment rates of return shown on page 10 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the returns significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

Average Annual Total Return
For Periods Ended December 31, 1995

                                              One       Since
                                              Year    Inception*
                                              ----    ---------
High Yield Bond Portfolio                    16.78%     11.76%
Salomon Brothers High Yield Market Index     19.71%     12.62%
Lehman Brothers High Yield
    Intermediate Market Index                17.32%     11.32%

*May 3, 1994 inception.

                                             5/3/94     12/94     12/95
High Yield Bond Portfolio                    $10,000    $10,302   $12,030
Salomon Brothers High Yield Market Index     $10,000    $10,179   $12,185
Lehman Brothers High Yield
    Intermediate Market Index                $10,000    $10,188   $11,952

MONEY MARKET PORTFOLIO

Money market rates fell about 50 basis points during the period, reflecting the December rate cut by the Federal Reserve and expectations of further easing in early 1996. The consensus forecast is that short term rates will fall substantially in the first half of the year. As a result, investors have been willing to accept lower yields to extend maturities and lock in these rates relative to purchasing shorter maturity investments.

The Money Market Portfolio maintained an average maturity shorter than the broad universe of money market funds. This is due to the belief that the Fed will be cautious about lowering rates, and that the market is overly optimistic about the extent of future rate cuts.

BALANCED PORTFOLIO

Benefiting from a relatively fully invested position and an aggressively structured bond portfolio, the fund was able to take advantage of the positive trends in the stock and bond markets. As of year end, the asset mix in the Balanced Portfolio was 54 percent stocks, 35 percent bonds, with cash at 11 percent of the portfolio.

The asset mix remained fairly steady for most of the period, although there were some modest shifts between stocks and bonds to take advantage of market opportunities. The stock market significantly outperformed other asset categories and we continue to favor equities over fixed income investments. The portfolio's heavy weighting in corporate bonds presumes little risk of a recession this year.

The Federal Reserve Board's current stance on easing monetary policy appears to bode well for the financial markets, at least in the near term. The portfolio is positioned to benefit from a further rise in the stock and bond markets. However, any change in the recent favorable trends, such as higher inflation or interest rates, would trigger a less aggressive asset mix in the portfolio.

                              [Camera Ready Graph]

In the graph, the portfolio is compared against three indices representing the three major components of the portfolio: equities, fixed income and cash equivalent investments.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

The Standard & Poor's 500 Composite Stock Price Index is an index of unmanaged groups of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

This chart assumes an initial investment of $10,000 made on 12/31/85. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. The net investment rates of return shown on page 10 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the returns significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

Average Annual Total Return
For Periods Ended December 31, 1995

                                         One        Five       Ten
                                         Year      Years      Years
                                         ----      -----      -----
Balanced Portfolio                      26.39%      12.63%    11.17%
S&P 500 Index                           37.40%      16.54%    14.83%
Merrill Lynch Domestic Master Index     18.46%       9.56%     9.63%
Merrill Lynch 91-Day Treasury Bill       6.03%       4.74%     6.14%


                                        12/85       12/86     12/87     12/88      12/89
Balanced Portfolio                      $10,000     $11,696   $12,532   $13,544    $15,665
S&P 500 Index                           $10,000     $11,860   $12,465   $14,534    $19,141
Merrill Lynch Domestic Master Index     $10,000     $11,522   $11,799   $12,747    $14,555
Merrill Lynch 91-Day Treasury Bill      $10,000     $10,675   $11,393   $12,182    $13,277


                                         12/90      12/91     12/92     12/93      12/94     12/95
Balanced Portfolio                       $15,904    $19,615   $20,716   $22,768    $22,805   $28,823
S&P 500 Index                            $18,548    $24,205   $26,045   $28,675    $29,019   $39,872
Merrill Lynch Domestic Master Index      $15,880    $18,398   $19,792   $21,776    $21,161   $25,068
Merrill Lynch 91-Day Treasury Bill       $14,395    $15,314   $15,915   $16,423    $17,111   $18,143

                             VARIABLE LIFE ACCOUNT

The annual report of Northwestern Mutual Series Fund Inc., is included because all payments to the Variable Life Account are invested in one or more Portfolios of this Fund. The Series Fund is a mutual fund currently offering shares only to The Northwestern Mutual Life Insurance Company and its separate investment accounts.

                                      THE NORTHWESTERN MUTUAL LIFE INSURANCE
                                      COMPANY

                                      /s/ JAMES D. ERICSON
                                      James D. Ericson, President and C.E.O.

The following table shows the net investment rates of return for each of the divisions of the Variable Life Account.

                                   POLICIES
                                    ISSUED
                                 ON OR AFTER
                                 OCTOBER 11,                   POLICIES ISSUED BEFORE OCTOBER 11, 1995
                                --------------    ------------------------------------------------------------------
           DIVISION                 1995+         1995     1994     1993     1992    1991     1990     1989     1988
------------------------------  --------------    -----    -----    -----    ----    -----    -----    -----    ----
Index 500 Stock*..............       6.61%        36.30%    0.51%    9.13%   3.81%   28.88%   -4.99%   17.47%   8.07%
Growth Stock..................       6.34         29.91     1.08**    N/A     N/A      N/A      N/A      N/A     N/A
Growth and Income Stock.......       6.29         30.21    -0.13**    N/A     N/A      N/A      N/A      N/A     N/A
Aggressive Growth Stock.......       9.83         38.32     3.98**    N/A     N/A      N/A      N/A      N/A     N/A
International Equity..........       2.83         13.78    -0.36**    N/A     N/A      N/A      N/A      N/A     N/A
Select Bond...................       3.66         18.27    -2.96    10.04    6.99    16.51     7.34    13.27    7.47
High Yield Bond...............       0.89         15.96     2.54**    N/A     N/A      N/A      N/A      N/A     N/A
Money Market..................       1.10          5.09     3.33     2.19    2.77     5.13     7.49     8.45    6.74
Balanced......................       4.97         25.51    -0.54     9.14    4.87    22.47     0.81    14.76    7.33

 + Reflects actual return from October 11, 1995 (Inception Date) through
   December 31, 1995.

 * As of April 30, 1993 the portfolio was indexed to the S&P 500 Stock Index; prior to that date the portfolio was actively managed.

** Growth Stock, Growth and Income Stock, Aggressive Growth Stock, International
   Equity and High Yield Bond Divisions began operations on May 3, 1994. The investment rates of return reflect performance from May 3, 1994.

The net investment rates of return shown above should not be considered a representation of investment results which may be anticipated in the future. The net investment rates of return include investment income and capital gains. See the prospectus for a description of the effect of investment performance on policy benefits. Policy benefits reflect the investment rates of return of the divisions in which the policy is invested, and will vary depending on the fees and expenses associated with the policy. Policy fees and expenses will vary with each individual investor. All common fees of the divisions of the Variable Life Account are reflected in the net investment rates of return shown above.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

Note: "Standard and Poor's 500" and "S&P 500(R)" are trademarks of McGraw-Hill,
      Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Series Funds and its Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in them.

[PRICE WATERHOUSE LLP LETTERHEAD]

                       REPORT OF INDEPENDENT ACCOUNTANTS

To The Northwestern Mutual Life Insurance Company and
Policyowners of Northwestern Mutual Variable Life Account

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and changes in equity present fairly, in all material respects, the financial position of Northwestern Mutual Variable Life Account and the Index 500 Stock Division, Growth Stock Division, Growth and Income Stock Division, Aggressive Growth Stock Division, International Equity Division, Select Bond Division, High Yield Bond Division, Money Market Division, and Balanced Division thereof at December 31, 1995, the results of their operations and the changes in their equity for the year then ended and for each of the other periods presented, all in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 1995 with Northwestern Mutual Series Fund, Inc. provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Milwaukee, Wisconsin
January 24, 1996

                                 -------------

                            THIS PAGE INTENTIONALLY

                                   LEFT BLANK

                                 -------------

                   NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995
                                 (IN THOUSANDS)

ASSETS
  Investments at Market Value:
    Northwestern Mutual Series Fund, Inc.
      Index 500 Stock
         21,188 shares (cost $28,990).......................................................  $ 36,486
      Growth Stock
         4,799 shares (cost $5,179).........................................................     6,061
      Growth and Income Stock
         6,992 shares (cost $7,501).........................................................     8,467
      Aggressive Growth Stock
         6,461 shares (cost $13,786)........................................................    17,885
      International Equity
         10,696 shares (cost $13,371).......................................................    14,493
      Select Bond
         3,873 shares (cost $4,466).........................................................     4,756
      High Yield Bond
         2,092 shares (cost $2,159).........................................................     2,147
      Money Market
         6,919 shares (cost $6,919).........................................................     6,919
      Balanced
         54,660 shares (cost $72,775).......................................................    87,675   $184,889
                                                                                              --------
  Due from Sale of Fund Shares........................................................................         47
  Due from Northwestern Mutual Life Insurance Company.................................................        199
                                                                                                         --------
           Total Assets...............................................................................   $185,135
                                                                                                         ========
LIABILITIES
  Due to Northwestern Mutual Life Insurance Company...................................................   $     47
  Due on Purchase of Fund Shares......................................................................        199
                                                                                                         --------
           Total Liabilities..........................................................................        246
                                                                                                         --------
EQUITY (Note 8)
  Policies Issued Before October 11, 1995.............................................................    181,627
  Policies Issued On or After October 11, 1995........................................................      3,262
                                                                                                         --------
           Total Equity...............................................................................    184,889
                                                                                                         --------
    Total Liabilities and Equity......................................................................   $185,135
                                                                                                         ========

    The Accompanying Notes are an Integral Part of the Financial Statements

                 NORTHWESTERN MUTUAL LIFE VARIABLE LIFE ACCOUNT
                 STATEMENT OF OPERATIONS AND CHANGES IN EQUITY
                                 (IN THOUSANDS)

                                                                                   INDEX 500
                                                             COMBINED            STOCK DIVISION         GROWTH STOCK DIVISION#
                                                       --------------------    ------------------    ----------------------------
                                                                                                                     EIGHT MONTHS
                                                            YEAR ENDED             YEAR ENDED         YEAR ENDED        ENDED
                                                           DECEMBER 31,           DECEMBER 31,       DECEMBER 31,    DECEMBER 31,
                                                       --------------------    ------------------    ------------    ------------
                                                         1995        1994       1995       1994          1995            1994
                                                       --------    --------    -------    -------    ------------    ------------
INVESTMENT INCOME
  Dividend Income...................................   $  4,153    $  2,062    $   282    $   611       $  188          $   34
  Mortality and Expense Risks.......................        736         510        141        103           21               5
  Taxes.............................................        314         219         60         44            9               2
                                                       --------    --------    -------    -------       ------          ------
  Net Investment Income.............................      3,103       1,333         81        464          158              27
                                                       --------    --------    -------    -------       ------          ------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Realized Gain on Investments......................      1,300          14        339        543           16               3
  Unrealized Appreciation (Depreciation) of
    Investments During the Year.....................     30,929      (1,493)     8,323       (907)         906             (25)
                                                       --------    --------    -------    -------       ------          ------
  Net Gain (Loss) on Investments....................     32,229      (1,479)     8,662       (364)         922             (22)
                                                       --------    --------    -------    -------       ------          ------
  Increase (Decrease) in Equity Derived from
    Investment Activity.............................     35,332        (146)     8,743        100        1,080               5
                                                       --------    --------    -------    -------       ------          ------
EQUITY TRANSACTIONS
  Policyowners' Net Payments........................     51,813      38,517     11,096     12,089        2,327             696
  Policy Loans, Surrenders, and Death Benefits......    (10,909)     (7,695)    (2,239)    (2,126)        (251)            (51)
  Mortality and Other (net).........................     (9,537)     (6,812)    (2,021)    (2,221)        (427)           (112)
  Transfers from Other Divisions....................     12,075      18,069      1,623        941        1,048           1,976
  Transfers to Other Divisions......................    (12,075)    (18,069)    (2,683)    (6,161)        (186)            (44)
                                                       --------    --------    -------    -------       ------          ------
Increase in Equity Derived from Equity
  Transactions......................................     31,367      24,010      5,776      2,522        2,511           2,465
                                                       --------    --------    -------    -------       ------          ------
Net Increase in Equity..............................     66,699      23,864     14,519      2,622        3,591           2,470
Equity
  Beginning of Year.................................    118,190      94,326     21,967     19,345        2,470               0
                                                       --------    --------    -------    -------       ------          ------
  End of Year.......................................   $184,889    $118,190    $36,486    $21,967       $6,061          $2,470
                                                       ========    ========    =======    =======       ======          ======

# The initial investments in the Aggressive Growth Stock, International Equity,
  Growth Stock and Growth and Income Stock, Divisions were made on May 3, 1994.

    The Accompanying Notes are an Integral Part of the Financial Statements

                   NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                 STATEMENT OF OPERATIONS AND CHANGES IN EQUITY
                                 (IN THOUSANDS)

           GROWTH & INCOME                  AGGRESSIVE GROWTH               INTERNATIONAL EQUITY          SELECT BOND
           STOCK DIVISION#                   STOCK DIVISION#                      DIVISION#                 DIVISION
    -----------------------------     -----------------------------     -----------------------------     ------------
                     EIGHT MONTHS                      EIGHT MONTHS                      EIGHT MONTHS
     YEAR ENDED         ENDED          YEAR ENDED         ENDED          YEAR ENDED         ENDED          YEAR ENDED
    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
    ------------     ------------     ------------     ------------     ------------     ------------     ------------
        1995             1994             1995             1994             1995             1994             1995
    ------------     ------------     ------------     ------------     ------------     ------------     ------------
       $  496           $   62          $     54          $    1          $     67          $  170           $  110
           30                7                57              12                52              13               20
           13                3                24               5                22               6                9
       ------           ------           -------          ------           -------          ------           ------
          453               52               (27)            (16)               (7)            151               81
       ------           ------           -------          ------           -------          ------           ------
           25                1                58              11                 2               1               13
        1,057              (90)            3,798             301             1,389            (267)             596
       ------           ------           -------          ------           -------          ------           ------
        1,082              (89)            3,856             312             1,391            (266)             609
       ------           ------           -------          ------           -------          ------           ------
        1,535              (37)            3,829             296             1,384            (115)             690
       ------           ------           -------          ------           -------          ------           ------
        3,211            1,307             6,744           2,044             6,472           2,308            1,230
         (388)             (37)             (830)           (144)             (634)           (109)            (311)
         (611)            (159)           (1,184)           (316)           (1,156)           (362)            (234)
        1,329            2,731             3,476           4,412             2,112           5,376              335
         (312)            (102)             (368)            (74)             (750)            (33)            (513)
       ------           ------           -------          ------           -------          ------           ------
        3,229            3,740             7,838           5,922             6,044           7,180              507
       ------           ------           -------          ------           -------          ------           ------
        4,764            3,703            11,667           6,218             7,428           7,065            1,197
        3,703                0             6,218               0             7,065               0            3,559
       ------           ------           -------          ------           -------          ------           ------
       $8,467           $3,703          $ 17,885          $6,218          $ 14,493          $7,065           $4,756
       ======           ======           =======          ======           =======          ======           ======


          1994
      ------------
         $  195
             17
              7
         ------
            171
         ------
             11
           (288)
         ------
           (277)
         ------
           (106)
         ------
          1,286
           (250)
           (229)
            322
           (896)
         ------
            233
         ------
            127
          3,432
         ------
         $3,559
         ======

    The Accompanying Notes are an Integral Part of the Financial Statements

                 NORTHWESTERN MUTUAL LIFE VARIABLE LIFE ACCOUNT
           STATEMENT OF OPERATIONS AND CHANGES IN EQUITY (CONTINUED)
                                 (IN THOUSANDS)

                                                                                       MONEY MARKET
                                                      HIGH YIELD BOND DIVISION#          DIVISION         BALANCED DIVISION
                                                     ----------------------------    -----------------    ------------------
                                                                     EIGHT MONTHS
                                                      YEAR ENDED        ENDED           YEAR ENDED            YEAR ENDED
                                                     DECEMBER 31,    DECEMBER 31,      DECEMBER 31,          DECEMBER 31,
                                                     ------------    ------------    -----------------    ------------------
                                                         1995            1994         1995       1994      1995       1994
                                                     ------------    ------------    -------    ------    -------    -------
INVESTMENT INCOME
  Dividend Income.................................      $  183           $ 52        $   252    $  127    $ 2,521    $   810
  Mortality and Expense Risks.....................           8              2             22        15        385        336
  Taxes...........................................           3              1              9         7        165        144
                                                        ------           ----        -------    ------    -------    -------
  Net Investment Income...........................         172             49            221       105      1,971        330
                                                        ------           ----        -------    ------    -------    -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized Gain (Loss) on Investments.............           8              2          --         --          839       (558)
  Unrealized Appreciation (Depreciation) of
    Investments During the Year...................          29            (41)         --         --       14,831       (176)
                                                        ------           ----        -------    ------    -------    -------
  Net Gain (Loss) on Investments..................          37            (39)             0         0     15,670       (734)
                                                        ------           ----        -------    ------    -------    -------
  Increase (Decrease) in Equity Derived from
    Investment Activity...........................         209             10            221       105     17,641       (404)
                                                        ------           ----        -------    ------    -------    -------
EQUITY TRANSACTIONS
  Policyowners' Net Payments......................         761            327          4,335       847     15,637     17,613
  Policy Loans, Surrenders, and Death Benefits....        (113)           (33)          (285)     (102)    (5,858)    (4,843)
  Mortality and Other (net).......................        (149)           (43)          (645)     (101)    (3,110)    (3,269)
  Transfers from Other Divisions..................         687            746          1,210     1,271        255        294
  Transfers to Other Divisions....................        (181)           (74)        (1,738)     (856)    (5,344)    (9,829)
                                                        ------           ----        -------    ------    -------    -------
Increase (Decrease) in Equity
  Derived from Equity Transactions................       1,005            923          2,877     1,059      1,580        (34)
                                                        ------           ----        -------    ------    -------    -------
Net Increase (Decrease) in Equity.................       1,214            933          3,098     1,164     19,221       (438)
Equity
  Beginning of Year...............................         933              0          3,821     2,657     68,454     68,892
                                                        ------           ----        -------    ------    -------    -------
  End of Year.....................................      $2,147           $933        $ 6,919    $3,821    $87,675    $68,454
                                                        ======           ====        =======    ======    =======    =======

# The initial investment in the High Yield Bond Division was made on May 3,
  1994.

    The Accompanying Notes are an Integral Part of the Financial Statements

                   NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

Note 1 -- Northwestern Mutual Variable Life Account (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual Life") used to fund variable life insurance policies.

Note 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

Note 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. (the "Fund"). The shares are valued at the Fund's offering and redemption price per share. The Northwestern Mutual Series Fund, Inc. is a diversified open-end investment company registered under the Investment Company Act of 1940.

Note 4 -- Dividend income from the Fund is recorded on the record date of the dividends. Transactions in Fund shares are accounted for on the trade date. The basis for determining cost on sale of Fund shares is identified cost. Purchases and sales of Fund shares for the year ended December 31, 1995 by each Division are shown below:

                            PURCHASES     SALES
                            ----------  ----------
Index 500 Stock Division... $7,647,806  $1,791,915
Growth Stock Division......  2,801,914     133,145
Growth and Income Stock
  Division.................  3,878,903     196,027
Aggressive Growth
  Division.................  8,108,022     297,582
International Equity
  Division.................  6,376,605     340,068
Select Bond Division.......  1,089,897     502,097
High Yield Bond Division...  1,356,905     180,453
Money Market Division......  4,225,873   1,129,062
Balanced Division..........  7,958,842   4,407,732

Note 5 -- A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual Life. Generally, for policies issued before October 11, 1995, and policies issued on or after October 11, 1995 the deduction is at an annual rate of .50% and .60%, respectively, of the net assets of the Account. The mortality risk is that insureds may not live as long as estimated. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs.

Certain deductions are also made from the annual or single premiums before amounts are allocated to the Account. These deductions are for (1) sales load,
(2) administrative expenses, (3) taxes and (4) a risk charge for the guaranteed minimum death benefit.

Additional mortality costs are deducted from the policy annually and are paid to Northwestern Mutual Life to cover the cost of providing insurance protection. This cost is actuarially calculated based upon the insured's age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy.

Note 6 -- Northwestern Mutual Life is taxed as a "life insurance company" under the Internal Revenue Code. The variable life insurance policies which are funded in the Account are taxed as part of the operations of Northwestern Mutual Life. Policies provide that a charge for taxes may be made against the assets of the Account. Generally, for policies issued before October 11, 1995, Northwestern Mutual Life charges the Account at an annual rate of .20% of the Account's net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Generally, for policies issued on or after October 11, 1995, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual Life reserves the right to charge for taxes in the future.

Note 7 -- The Account is credited for the policyowners' net annual premiums at the respective policy anniversary dates regardless of when policyowners actually pay their premiums. Northwestern Mutual Life's equity represents any unpaid portion of net annual premiums.

                   NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1995
                                 (IN THOUSANDS)

Note 8 -- Equity Values by Division are shown below:

                                                                        POLICIES ISSUED
                                                                    BEFORE OCTOBER 11, 1995
                                                                           EQUITY OF
                                                                   -------------------------       TOTAL
                                                                   POLICYOWNERS        NML         EQUITY
                                                                   ------------      -------      --------
Index 500 Stock Division........................................     $ 31,239        $ 4,970      $ 36,209
Growth Stock Division...........................................        4,863          1,121         5,984
Growth and Income Stock Division................................        6,823          1,571         8,394
Aggressive Growth Stock Division................................       14,420          3,212        17,632
International Equity Division...................................       11,376          3,009        14,385
Select Bond Division............................................        4,198            534         4,732
High Yield Bond Division........................................        1,767            368         2,135
Money Market Division...........................................        4,148            363         4,511
Balanced Division...............................................       80,975          6,670        87,645
                                                                     --------        -------      --------
                                                                     $159,809        $21,818      $181,627
                                                                     ========        =======      ========

                                                                        POLICIES ISSUED
                                                                    ON OR AFTER OCTOBER 11,
                                                                             1995
                                                                           EQUITY OF
                                                                   -------------------------       TOTAL
                                                                   POLICYOWNERS        NML         EQUITY
                                                                   ------------      -------      --------
Index 500 Stock Division........................................     $      6        $   270      $    276
Growth Stock Division...........................................            1             76            77
Growth and Income Stock Division................................            3             71            74
Aggressive Growth Stock Division................................           18            235           253
International Equity Division...................................            4            104           108
Select Bond Division............................................           (1)            25            24
High Yield Bond Division........................................           (1)            13            12
Money Market Division...........................................          152          2,256         2,408
Balanced Division...............................................           (2)            32            30
                                                                     --------        -------      --------
                                                                     $    180        $ 3,082      $  3,262
                                                                     ========        =======      ========

    The Accompanying Notes are an Integral Part of the Financial Statements

Price Waterhouse LLP Letterhead

                       REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders and Board of Directors of
Northwestern Mutual Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Index 500 Stock Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Aggressive Growth Stock Portfolio, International Equity Portfolio, Select Bond Portfolio, High Yield Bond Portfolio, Money Market Portfolio and Balanced Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets for the year ended December 31, 1995, and for the other periods indicated, and the financial highlights for the year ended December 31, 1995 and the other periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Milwaukee, Wisconsin
January 26, 1996

                            FINANCIAL STATEMENTS OF
                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                           INDEX 500 STOCK PORTFOLIO
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS
  Common Stocks
     (cost $341,451)..................  $ 464,866
  Money Market Investments
     (cost $29,316)...................     29,316
  Preferred Stock
     (cost $1)........................          3
                                         --------
                                          494,185
  Cash................................        114
  Dividends and Interest Receivable...        851
  Due from Sale of Fund Shares........        167
  Futures Variation Margin............         34
                                         --------
       Total Assets...................    495,351
                                         --------
LIABILITIES
  Due on Redemption of Fund Shares....        113
  Due to Investment Advisor...........         84
  Accrued Expenses....................         21
                                         --------
       Total Liabilities..............        218
                                         --------
NET ASSETS............................  $ 495,133
                                         ========
REPRESENTED BY:
  Aggregate Paid in Capital
     (500,000 shares authorized,
     $.01 par value; 287,518
     shares outstanding)..............  $ 355,506
  Undistributed Net Investment
     Income...........................      6,192
  Undistributed Accumulated Net
     Realized Gain on Investments.....      9,270
  Net Unrealized Appreciation of:
     Investment Securities............    123,417
     Index Futures Contracts..........        748
                                         --------
  Net Assets for 287,518 Shares
     Outstanding......................  $ 495,133
                                         ========
  Net Asset Value, Offering and
     Redemption Price per Share.......      $1.72

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
  Income
     Dividends (less foreign dividend
       tax of $61)....................  $   9,533
     Interest.........................      1,330
     Other Income.....................          2
                                         --------
       Total Income...................     10,865
                                         --------
  Expenses
     Management Fees..................        804
     Custodian Fees...................         55
     Other Expenses...................         40
                                         --------
       Total Expenses.................        899
                                         --------
          Less Custodian Fees Paid by
            Affiliate.................        (55)
                                         --------
       Total Net Expenses.............        844
                                         --------
  Net Investment Income...............     10,021
                                         --------
REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
  Net Realized Gain on Investments:
     Investment Securities............      3,843
     Index Futures Contracts..........      5,069
                                         --------
       Net Realized Gain on
          Investments for the Year....      8,912
                                         --------
  Net Change in Unrealized
     Appreciation of:
     Investment Securities............    104,677
     Index Futures Contracts..........        791
                                         --------
       Net Change in Unrealized
          Appreciation of Investments
          for the Year................    105,468
                                         --------
  Net Gain on Investments.............    114,380
                                         --------
  NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS........  $ 124,401
                                         ========

    The Accompanying Notes are an Integral Part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                           INDEX 500 STOCK PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS
                                 (IN THOUSANDS)

                                                                                      FOR THE YEARS
                                                                                    ENDED DECEMBER 31,
                                                                                   --------------------
                                                                                     1995        1994
                                                                                   --------    --------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income......................................................   $ 10,021    $  6,330
     Net Realized Gain on Investments...........................................      8,912       2,961
     Net Change in Unrealized Appreciation of Investments.......................    105,468         389
                                                                                   --------    --------
       Net Increase in Net Assets Resulting from Operations.....................    124,401       9,680
                                                                                   --------    --------
  Dividends to Shareholders from:
     Net Investment Income......................................................     (3,894)     (6,269)
     Net Realized Gain on Investments...........................................      --         (2,586)
                                                                                   --------    --------
       Net Decrease in Net Assets Resulting from Dividends to Shareholders......     (3,894)     (8,855)
                                                                                   --------    --------
  Fund Share Transactions
     Proceeds from Sale of 47,195 and 19,955 Shares.............................     72,382      25,556
     Proceeds from Sale of 220,158 Shares Issued in Acquisition of Northwestern
       Mutual Index 500 Stock Fund, Inc. .......................................      --        277,484
     Proceeds from Shares Issued on Reinvestment of Dividends Paid
       (2,593 and 6,966 shares, respectively)...................................      3,894       8,830
     Payments for 11,954 and 17,180 Shares Redeemed.............................    (17,773)    (22,051)
                                                                                   --------    --------
       Net Increase in Net Assets Resulting from Fund Share Transactions
          (37,834 and 229,899 shares, respectively).............................     58,503     289,819
                                                                                   --------    --------
  Total Increase in Net Assets..................................................    179,010     290,644
NET ASSETS
  Beginning of Year.............................................................    316,123      25,479
                                                                                   --------    --------
  End of Year (includes undistributed net investment income of
     $6,192 and $65, respectively)..............................................   $495,133    $316,123
                                                                                   ========    ========

    The Accompanying Notes are an Integral Part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                           INDEX 500 STOCK PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                                                                          FOR THE YEARS
                                                                       ENDED DECEMBER 31,
                                                      -----------------------------------------------------
                                                        1995        1994       1993       1992       1991
                                                      --------    --------    -------    -------    -------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Year.................   $ 1.27      $ 1.29      $1.33      $1.31      $1.04
  Income from Investment Operations:
     Net Investment Income.........................     0.04        0.03       0.04       0.03       0.03
     Net Realized and Unrealized Gain (Loss) on
       Investments.................................     0.42       (0.01)      0.09       0.03       0.27
                                                      --------    ----- ---
                                                                              ------     --- ---    --- ---
                                                                              --         --         --
       Total from Investment Operations............     0.46        0.02
                                                                               0.13       0.06       0.30
                                                      --------    ----- ---
                                                                              ------     --- ---    --- ---
                                                                              --         --         --
  Less Distributions:
     Dividends from Net Investment Income..........    (0.01)      (0.03)     (0.03)     (0.03)     (0.03)
     Distributions from Realized Gains on
       Investments.................................      --        (0.01)     (0.14)     (0.01)       --
                                                      --------    ----- ---
                                                                              ------     --- ---    --- ---
                                                                              --         --         --
       Total Distributions.........................    (0.01)      (0.04)
                                                                              (0.17)     (0.04)     (0.03)
                                                      --------    ----- ---
                                                                              ------     --- ---    --- ---
                                                                              --         --         --
Net Asset Value, End of Year.......................   $ 1.72      $ 1.27
                                                                              $1.29      $1.33      $1.31
                                                      ========    ========
                                                                              ========   ========   ========
Total Return+......................................    37.25%       1.21%
                                                                               9.90%      4.54%     29.78%
                                                      ========    ========
                                                                              ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (in thousands).............   $495,133    $316,123    $25,479    $17,288    $14,115
                                                      ========    ========    ========   ========   ========
Ratio of Expenses to Average Net Assets............     0.21%       0.24%      0.30%      0.30%      0.30%
                                                      ========    ========    ========   ========   ========
Ratio of Net Investment Income to Average Net
  Assets...........................................     2.51%       3.10%      2.55%      2.61%      2.88%
                                                      ========    ========    ========   ========   ========
Portfolio Turnover Rate............................     3.19%       5.59%     62.69%     39.93%     40.16%
                                                      ========    ========    ========   ========   ========

+ Total Return includes deductions for total net expenses; excludes deductions for sales loads and account fees.

    The Accompanying Notes are an Integral Part of the Financial Statements

                            FINANCIAL STATEMENTS OF
                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                             GROWTH STOCK PORTFOLIO
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS
  Common Stocks
     (cost $67,174)....................  $80,157
  Money Market Investments
     (cost $5,793).....................    5,793
                                         -------
                                          85,950
  Cash.................................       40
  Due from Sale of Fund Shares.........      146
  Dividends and Interest Receivable....      101
                                         -------
       Total Assets....................   86,237
                                         -------
LIABILITIES
  Due on Purchase of Securities........      562
  Due on Redemption of Fund Shares.....       57
  Due to Investment Advisor............       40
  Accrued Expenses.....................       21
                                         -------
       Total Liabilities...............      680
                                         -------
NET ASSETS.............................  $85,557
                                         =======
REPRESENTED BY:
  Aggregate Paid in Capital
     (400,000 shares authorized,
     $.01 par value; 67,734 shares
     outstanding)......................  $71,939
  Undistributed Net Investment
     Income............................       11
  Undistributed Accumulated Net
     Realized
     Gain on Investments...............      621
  Net Unrealized Appreciation of:
     Investment Securities.............   12,983
     Foreign Currency Transactions.....        3
                                         -------
  Net Assets for 67,734 Shares
     Outstanding.......................  $85,557
                                         =======
  Net Asset Value, Offering and
     Redemption Price per Share........   $1.26

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
  Income
     Dividends (less foreign dividend
       tax of $2)......................  $ 1,156
     Interest..........................      339
                                         -------
       Total Income....................    1,495
                                         -------
  Expenses
     Management Fees...................      362
     Custodian Fees....................       22
     Other Expenses....................       24
                                         -------
       Total Expenses..................      408
                                         -------
       Less Custodian Fees Paid by
          Affiliate....................      (22)
                                         -------
       Total Net Expenses..............      386
                                         -------
  Net Investment Income................    1,109
                                         -------
REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
  AND FOREIGN CURRENCIES
  Net Realized Gain on Investments.....    2,321
  Net Change in Unrealized Appreciation
     of:
     Investment Securities.............   13,075
     Foreign Currency Transactions.....        3
                                         -------
     Net Change in Unrealized
       Appreciation of Investments for
       the Year........................   13,078
                                         -------
  Net Gain on Investments..............   15,399
                                         -------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS............  $16,508
                                         =======

    The Accompanying Notes are an Integral Part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                             GROWTH STOCK PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS
                                 (IN THOUSANDS)

                                                                                                FOR THE
                                                                                                 PERIOD
                                                                                FOR THE       MAY 3, 1994*
                                                                               YEAR ENDED       THROUGH
                                                                              DECEMBER 31,    DECEMBER 31,
                                                                                  1995            1994
                                                                              ------------    ------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income.................................................     $  1,109        $    518
     Net Realized Gain (Loss) on Investments...............................        2,321             (20)
     Net Change in Unrealized Appreciation (Depreciation) of Investments...       13,078             (92)
                                                                              ------------    ------------
       Net Increase in Net Assets Resulting from Operations................       16,508             406
                                                                              ------------    ------------
  Dividends to Shareholders from:
     Net Investment Income.................................................       (1,105)           (511)
     Net Realized Gain on Investments......................................       (1,582)            (98)
                                                                              ------------    ------------
       Net Decrease in Net Assets Resulting from Dividends to
        Shareholders.......................................................       (2,687)           (609)
                                                                              ------------    ------------
  Fund Share Transactions
     Proceeds from Sale of 24,515 and 41,690 Shares........................       28,181          41,858
     Proceeds from Shares Issued on Reinvestment of Dividends Paid
       (2,177 and 547 shares, respectively)................................        2,687             547
     Payments for 866 and 329 Shares Redeemed..............................       (1,000)           (334)
                                                                              ------------    ------------
       Net Increase in Net Assets Resulting from Fund Share Transactions
          (25,826 and 41,908 shares, respectively).........................       29,868          42,071
                                                                              ------------    ------------
  Total Increase in Net Assets.............................................       43,689          41,868
NET ASSETS
  Beginning of Year........................................................       41,868               0
                                                                              ------------    ------------
  End of Year (includes undistributed net investment income of
     $11 and $7, respectively).............................................     $ 85,557        $ 41,868
                                                                              ===========     ===========

* Commencement of Operations.

    The Accompanying Notes are an Integral Part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                             GROWTH STOCK PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                                                                                                FOR THE
                                                                                                 PERIOD
                                                                                                 MAY 3,
                                                                                FOR THE          1994*
                                                                               YEAR ENDED       THROUGH
                                                                              DECEMBER 31,    DECEMBER 31,
                                                                                  1995            1994
                                                                              ------------    ------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Year.........................................     $ 1.00          $ 1.00
  Income from Investment Operations:
     Net Investment Income.................................................       0.02            0.01
     Net Realized and Unrealized Gains on Investments......................       0.28             --
                                                                              --------        --------
       Total from Investment Operations....................................       0.30            0.01
                                                                              --------        --------
  Less Distributions:
     Dividends from Net Investment Income..................................      (0.02)          (0.01)
     Distributions from Realized Gains on Investments......................      (0.02)            --
                                                                              --------        --------
       Total Distributions.................................................      (0.04)          (0.01)
                                                                              --------        --------
Net Asset Value, End of Year...............................................     $ 1.26          $ 1.00
                                                                              ========        ========
Total Return+..............................................................      30.82%           1.55%++
                                                                              ========        ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (in thousands).....................................   $85,557         $41,868
                                                                              ========        ========
Ratio of Expenses to Average Net Assets....................................       0.61%           0.71%**
                                                                              ========        ========
Ratio of Net Investment Income to Average Net Assets.......................       1.77%           2.30%**
                                                                              ========        ========
Portfolio Turnover Rate....................................................      46.83%          16.51%
                                                                              ========        ========

 * Commencement of Operations.

** Computed on an annualized basis.

 + Total Return includes deductions for total net expenses; excludes deductions for sales loads and account fees.

++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

                            FINANCIAL STATEMENTS OF
                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                       GROWTH AND INCOME STOCK PORTFOLIO
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS
  Common Stocks
     (cost $117,315)................... $130,509
  Money Market Investments
     (cost $5,795).....................    5,795
                                        --------
                                         136,304
  Cash.................................      167
  Due from Sale of Securities..........      310
  Dividends and Interest Receivable....      176
  Due from Sale of Fund Shares.........      109
                                        --------
       Total Assets....................  137,066
                                        --------
LIABILITIES
  Due to Investment Advisor............       71
  Due on Redemption of Fund Shares.....       41
  Accrued Expenses.....................       31
                                        --------
       Total Liabilities...............      143
                                        --------
NET ASSETS............................. $136,923
                                        ========
REPRESENTED BY:
  Aggregate Paid in Capital (400,000
     shares authorized, $.01 par value;
     113,090 shares outstanding)....... $120,323
  Undistributed Net Investment
     Income............................       17
  Undistributed Accumulated Net
     Realized Gain on Investments......    3,389
  Net Unrealized Appreciation of
     Investments.......................   13,194
                                        --------
  Net Assets for 113,090 Shares
     Outstanding....................... $136,923
                                        ========
  Net Asset Value, Offering and
     Redemption Price per Share........  $1.21

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
  Income
     Dividends (less foreign dividend
       tax of $14)...................... $ 2,160
     Interest...........................     206
                                         -------
       Total Income.....................   2,366
                                         -------
  Expenses
     Management Fees....................     647
     Custodian Fees.....................      35
     Other Expenses.....................      39
                                         -------
       Total Expenses...................     721
                                         -------
          Less Custodian Fees Paid by
            Affiliate...................     (35)
                                         -------
       Total Net Expenses...............     686
                                         -------
  Net Investment Income.................   1,680
                                         -------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
  Net Realized Gain on Investments......   9,722
  Net Change in Unrealized Appreciation
     of Investments for the Year........  14,711
                                         -------
  Net Gain on Investments...............  24,433
                                         -------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS....................... $26,113
                                         =======

    The Accompanying Notes are an Integral Part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                       GROWTH AND INCOME STOCK PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS
                                 (IN THOUSANDS)

                                                                                                FOR THE
                                                                                                 PERIOD
                                                                                                 MAY 3,
                                                                                FOR THE          1994*
                                                                               YEAR ENDED       THROUGH
                                                                              DECEMBER 31,    DECEMBER 31,
                                                                                  1995            1994
                                                                              ------------    ------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income.................................................     $  1,680        $    578
     Net Realized Gain on Investments......................................        9,722             632
     Net Change in Unrealized Appreciation (Depreciation) of Investments...       14,711          (1,517)
                                                                                --------         -------
       Net Increase (Decrease) in Net Assets Resulting from Operations.....       26,113            (307)
                                                                                --------         -------
  Dividends to Shareholders from:
     Net Investment Income.................................................       (1,667)           (574)
     Net Realized Gain on Investments......................................       (6,435)           (530)
                                                                                --------         -------
       Net Decrease in Net Assets Resulting from Dividends to
        Shareholders.......................................................       (8,102)         (1,104)
                                                                                --------         -------
  Fund Share Transactions
     Proceeds from Sale of 41,708 and 65,417 Shares........................       47,441          65,790
     Proceeds from Shares Issued on Reinvestment of Dividends Paid
       (6,769 and 1,060 shares, respectively)..............................        8,102           1,042
     Payments for 1,144 and 720 Shares Redeemed............................       (1,331)           (721)
                                                                                --------         -------
       Net Increase in Net Assets Resulting from Fund Share Transactions
          (47,333 and 65,757 shares, respectively).........................       54,212          66,111
                                                                                --------         -------
  Total Increase in Net Assets.............................................       72,223          64,700
                                                                                --------         -------
NET ASSETS
  Beginning of Year........................................................       64,700               0
                                                                                --------         -------
  End of Year (includes undistributed net investment income of
     $17 and $4, respectively).............................................     $136,923        $ 64,700
                                                                                ========         =======

* Commencement of Operations.

     The Accompanying Notes are an Integral Part of the Financial Statements

                      NORTHWESTERN MUTUAL SERIES FUND, INC.
                        GROWTH AND INCOME STOCK PORTFOLIO
                               FINANCIAL HIGHLIGHTS

                                                                                                FOR THE
                                                                                                 PERIOD
                                                                                                 MAY 3,
                                                                                FOR THE          1994*
                                                                               YEAR ENDED       THROUGH
                                                                              DECEMBER 31,    DECEMBER 31,
                                                                                  1995            1994
                                                                              ------------    ------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Year.........................................     $ 0.98          $ 1.00
  Income from Investment Operations:
     Net Investment Income.................................................       0.02            0.01
     Net Realized and Unrealized Gain (Loss) on Investments................       0.29           (0.01)
                                                                              ---------       --------
       Total from Investment Operations....................................       0.31            0.00
  Less Distributions:
     Dividends from Net Investment Income..................................      (0.02)          (0.01)
     Distributions from Realized Gains on Investments......................      (0.06)          (0.01)
                                                                              ---------       --------
       Total Distributions.................................................      (0.08)          (0.02)
                                                                              ---------       --------
Net Asset Value, End of Year...............................................     $ 1.21          $ 0.98
                                                                              =========       ========
Total Return+..............................................................      31.12%           0.34%++
                                                                              =========       ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (in thousands).....................................   $136,923        $ 64,700
                                                                              =========       ========
Ratio of Expenses to Average Net Assets....................................       0.69%           0.78%**
                                                                              =========       ========
Ratio of Net Investment Income to Average Net Assets.......................       1.68%           1.93%**
                                                                              =========       ========
Portfolio Turnover Rate....................................................      80.00%          54.18%
                                                                              =========       ========

 * Commencement of Operations.
** Computed on an annualized basis.
 + Total Return includes deductions for total net expenses; excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

                            FINANCIAL STATEMENTS OF
                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                       AGGRESSIVE GROWTH STOCK PORTFOLIO
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS
  Common Stocks
     (cost $359,325)..................  $ 541,598
  Money Market Investments
     (cost $36,459)...................     36,459
                                         --------
                                          578,057
  Cash................................         63
  Due from Sale of Securities.........      2,045
  Due from Sale of Fund Shares........        123
  Dividends and Interest Receivable...         88
                                         --------
       Total Assets...................    580,376
                                         --------
LIABILITIES
  Due on Purchase of Securities.......      2,926
  Due on Redemption of Fund Shares....        146
  Due to Investment Advisor...........        256
  Accrued Expenses....................         34
                                         --------
       Total Liabilities..............      3,362
                                         --------
NET ASSETS............................  $ 577,014
                                         ========
REPRESENTED BY:
  Aggregate Paid in Capital
     (700,000 shares authorized,
     $.01 par value; 208,208 shares
     outstanding).....................  $ 369,183
  Undistributed Net Investment
     Income...........................        572
  Undistributed Accumulated Net
     Realized Gain on Investments.....     24,986
  Net Unrealized Appreciation of
     Investments......................    182,273
                                         --------
  Net Assets for 208,208 Shares
     Outstanding......................  $ 577,014
                                         ========
  Net Asset Value, Offering and
     Redemption Price per Share.......      $2.77

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
  Income
     Interest.........................  $   2,246
     Dividends (less foreign dividend
       tax of $4).....................        817
                                         --------
       Total Income...................      3,063
                                         --------
  Expenses
     Management Fees..................      2,448
     Custodian Fees...................         39
     Other............................         43
                                         --------
       Total Expenses.................      2,530
                                         --------
          Less Custodian Fees Paid by
            Affiliate.................        (39)
                                         --------
       Total Net Expenses.............      2,491
                                         --------
  Net Investment Income...............        572
                                         --------
REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
  Net Realized Gain on Investments....     24,986
  Net Change in Unrealized
     Appreciation of Investments for
     the Year.........................    124,412
                                         --------
  Net Gain on Investments.............    149,398
                                         --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...........  $ 149,970
                                         ========

    The Accompanying Notes are an Integral Part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                       AGGRESSIVE GROWTH STOCK PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS
                                 (IN THOUSANDS)

                                                                                                FOR THE
                                                                                                 PERIOD
                                                                                                 MAY 3,
                                                                                FOR THE          1994*
                                                                               YEAR ENDED       THROUGH
                                                                              DECEMBER 31,    DECEMBER 31,
                                                                                  1995            1994
                                                                              ------------    ------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income.................................................     $    572        $    566
     Net Realized Gain on Investments......................................       24,986           1,836
     Net Change in Unrealized Appreciation of Investments..................      124,412          12,516
                                                                                --------        --------
       Net Increase in Net Assets Resulting from Operations................      149,970          14,918
                                                                                --------        --------
  Dividends to Shareholders from:
     Net Investment Income.................................................         (503)            (63)
     Net Realized Gain on Investments......................................       (1,836)              0
                                                                                --------        --------
       Net Decrease in Net Assets Resulting from Dividends to
        Shareholders.......................................................       (2,339)            (63)
                                                                                --------        --------
  Fund Share Transactions
     Proceeds from Sale of 50,142 and 36,999 Shares........................      115,824          70,697
     Proceeds from Sale of 128,778 Shares Issued in Acquisition of
       Northwestern Mutual Aggressive Growth Stock Fund, Inc...............       --             245,687
     Proceeds from Shares Issued on Reinvestment of Dividends Paid
       (1,097 and 35 shares, respectively).................................        2,339              63
     Payments for 6,659 and 2,184 Shares Redeemed..........................      (15,876)         (4,206)
                                                                                --------        --------
       Net Increase in Net Assets Resulting from Fund Share Transactions
          (44,580 and 163,628 shares, respectively)........................      102,287         312,241
                                                                                --------        --------
  Total Increase in Net Assets.............................................      249,918         327,096
NET ASSETS
  Beginning of Year........................................................      327,096               0
                                                                                --------        --------
  End of Year (includes undistributed net investment income of
     $572 and $503, respectively)..........................................     $577,014        $327,096
                                                                                ========        ========

* Commencement of Operations.

     The Accompanying Notes are an Integral Part of the Financial Statements

                      NORTHWESTERN MUTUAL SERIES FUND, INC.
                        AGGRESSIVE GROWTH STOCK PORTFOLIO
                               FINANCIAL HIGHLIGHTS

                                                                                                FOR THE
                                                                                                 PERIOD
                                                                                                 MAY 3,
                                                                              FOR THE YEAR       1994*
                                                                                 ENDED          THROUGH
                                                                              DECEMBER 31,    DECEMBER 31,
                                                                                  1995            1994
                                                                              ------------    ------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Year.........................................     $ 2.00          $ 1.91
  Income from Investment Operations:
     Net Investment Income.................................................        --              --
     Net Realized and Unrealized Gains on Investments......................       0.78            0.09
                                                                              --------        --------
       Total from Investment Operations....................................       0.78            0.09
                                                                              --------        --------
  Less Distributions:
     Dividends from Net Investment Income..................................        --              --
     Distributions from Realized Gains on Investments......................      (0.01)            --
                                                                              --------        --------
       Total Distributions.................................................      (0.01)            --
                                                                              --------        --------
Net Asset Value, End of Year...............................................     $ 2.77          $ 2.00
                                                                              ========        ========
Total Return+..............................................................      39.29%           4.47%++
                                                                              ========        ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (in thousands).....................................   $577,014        $327,096
                                                                              ========        ========
Ratio of Expenses to Average Net Assets....................................       0.56%           0.58%**
                                                                              ========        ========
Ratio of Net Investment Income to Average Net Assets.......................       0.13%           0.29%**
                                                                              ========        ========
Portfolio Turnover Rate....................................................      37.84%          21.54%
                                                                              ========        ========

 * Commencement of Operations.
** Computed on an annualized basis.
 + Total Return includes deductions for total net expenses; excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

                            FINANCIAL STATEMENTS OF
                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS
  Common Stocks
     (cost $268,731)................... $295,516
  Money Market Investments
     (cost $33,248)....................   33,212
  Bonds
     (cost $8,215).....................    8,631
  Preferred Stock
     (cost $754).......................      822
                                        --------
                                         338,181
  Cash.................................      267
  Due from Sale of Securities..........    3,819
  Due from Foreign Currency
     Contracts.........................    3,731
  Dividends and Interest Receivable....    1,230
                                        --------
       Total Assets....................  347,228
                                        --------
LIABILITIES
  Due on Foreign Currency Contracts....    3,740
  Due on Purchase of Securities........      901
  Accrued Expenses.....................      225
  Due to Investment Advisor............      194
  Due on Redemption of Fund Shares.....       41
                                        --------
       Total Liabilities...............    5,101
                                        --------
NET ASSETS............................. $342,127
                                        ========
REPRESENTED BY:
  Aggregate Paid in Capital (700,000
     shares authorized, $.01 par value;
     252,496 shares outstanding)....... $295,451
  Undistributed Net Investment
     Income............................    8,396
  Undistributed Accumulated Net
     Realized Gain on Investments......   11,201
  Net Unrealized Appreciation
     (Depreciation) of:
     Investment Securities.............   27,233
     Foreign Currency Transactions.....     (154)
                                        --------
  Net Assets for 252,496 Shares
     Outstanding....................... $342,127
                                        ========
  Net Asset Value, Offering and
     Redemption Price per Share........  $1.35

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
  Income
     Dividends (less foreign dividend
       tax of $1,197)................... $ 8,989
     Interest...........................   2,140
                                         -------
       Total Income.....................  11,129
                                         -------
  Expenses
     Management Fees....................   2,151
     Custodian Fees.....................     336
     Other Expenses.....................     205
                                         -------
       Total Expenses...................   2,692
                                         -------
  Net Investment Income.................   8,437
                                         -------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCIES
  Net Realized Gain (Loss) on:
     Investment Securities..............  11,653
     Foreign Currency Transactions......    (198)
                                         -------
       Net Realized Gain for the Year...  11,455
  Net Change in Unrealized Appreciation
     (Depreciation) of:
     Investment Securities..............  23,057
     Foreign Currency Transactions......    (150)
                                         -------
       Net Change in Unrealized
          Appreciation of Investments
          for the Year..................  22,907
                                         -------
  Net Gain on Investments...............  34,362
                                         -------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS....................... $42,799
                                         =======

    The Accompanying Notes are an Integral Part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS
                                 (IN THOUSANDS)

                                                                                                 FOR THE
                                                                                                 PERIOD
                                                                                                 MAY 3,
                                                                                FOR THE           1994*
                                                                              YEAR ENDED         THROUGH
                                                                             DECEMBER 31,     DECEMBER 31,
                                                                                 1995             1994
                                                                             -------------    -------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income................................................     $   8,437        $   4,233
     Net Realized Gain on Investments.....................................        11,455            4,575
     Net Change in Unrealized Appreciation(Depreciation) of Investments...        22,907           (8,846)
                                                                                --------         --------
       Net Increase(Decrease) in Net Assets Resulting from Operations.....        42,799              (38)
                                                                                --------         --------
  Dividends to Shareholders from:
     Net Investment Income................................................       --                (4,907)
     Net Realized Gain on Investments.....................................        (2,171)          (2,658)
                                                                                --------         --------
       Net Decrease in Net Assets Resulting from Dividends to
        Shareholders......................................................        (2,171)          (7,565)
                                                                                --------         --------
  Fund Share Transactions
     Proceeds from Sale of 28,399 and 73,071 Shares.......................        35,839           90,632
     Proceeds from Sale of 193,618 Shares Issued in Acquisition of
       Northwestern Mutual International Equity Fund, Inc. ...............       --               236,438
     Proceeds from Shares Issued on Reinvestment of Dividends Paid
       (1,740 and 6,300 shares, respectively).............................         2,171            7,461
     Payments for 23,252 and 27,830 Shares Redeemed.......................       (29,044)         (34,395)
                                                                                --------         --------
       Net Increase in Net Assets Resulting from Fund Share Transactions
          (6,887 and 245,609 shares, respectively)........................         8,966          300,136
                                                                                --------         --------
Total Increase in Net Assets..............................................        49,594          292,533
NET ASSETS
  Beginning of Year.......................................................       292,533                0
                                                                                --------         --------
  End of Year (includes (over)/undistributed net investment income of
     $8,396 and ($41), respectively)......................................     $ 342,127        $ 292,533
                                                                                ========         ========

* Commencement of Operations.

    The Accompanying Notes are an Integral Part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                                                                                                FOR THE
                                                                                                 PERIOD
                                                                                                 MAY 3,
                                                                                FOR THE          1994*
                                                                               YEAR ENDED       THROUGH
                                                                              DECEMBER 31,    DECEMBER 31,
                                                                                  1995            1994
                                                                              ------------    ------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Year.........................................     $ 1.19          $ 1.22
  Income from Investment Operations:
     Net Investment Income.................................................       0.04            0.02
     Net Realized and Unrealized Gain (Loss) on Investments................       0.13           (0.02)
                                                                              --------        --------
       Total from Investment Operations....................................       0.17            0.00
                                                                              --------        --------
  Less Distributions:
     Dividends from Net Investment Income..................................        --            (0.02)
     Distributions from Realized Gains on Investments......................      (0.01)          (0.01)
                                                                              --------        --------
       Total Distributions.................................................      (0.01)          (0.03)
                                                                              --------        --------
Net Asset Value, End of Year...............................................     $ 1.35          $ 1.19
                                                                              ========        ========
Total Return+..............................................................      14.57%           0.11%++
                                                                              ========        ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (in thousands).....................................   $342,127        $292,533
                                                                              ========        ========
Ratio of Expenses to Average Net Assets....................................       0.85%           0.87%**
                                                                              ========        ========
Ratio of Net Investment Income to Average Net Assets.......................       2.68%           2.28%**
                                                                              ========        ========
Portfolio Turnover Rate....................................................      26.71%          10.97%
                                                                              ========        ========

 * Commencement of Operations.
** Computed on an annualized basis.
 + Total Return includes deductions for total net expenses: excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

                            FINANCIAL STATEMENTS OF
                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                             SELECT BOND PORTFOLIO
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS
  Bonds
     (cost $154,441)..................  $163,192
  Money Market Investments
     (cost $32,102)...................    32,122
                                        --------
                                         195,314
  Cash................................       221
  Interest Receivable.................     2,655
  Due from Sale of Fund Shares........        14
                                        --------
       Total Assets...................   198,204
                                        --------
LIABILITIES
  Due to Investment Advisor...........        50
  Due on Redemption of Fund Shares....        12
                                        --------
       Total Liabilities..............        62
                                        --------
NET ASSETS............................  $198,142
                                        ========
REPRESENTED BY:
  Aggregate Paid in Capital
     (400,000 shares authorized,
     $.01 par value; 161,337 shares
     outstanding).....................  $183,672
  Undistributed Net Investment
     Income...........................     7,037
  Undistributed Accumulated Net
     Realized Loss on Investments.....    (1,338)
  Net Unrealized Appreciation of
     Investments......................     8,771
                                        --------
  Net Assets for 161,337 Shares
     Outstanding......................  $198,142
                                        ========
  Net Asset Value, Offering and
     Redemption Price per Share.......   $1.23

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
  Income
     Interest..........................  $12,209
                                          ------
  Expenses
     Management Fees...................      529
                                          ------
  Net Investment Income................   11,680
                                          ------
REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
  Net Realized Gain on Investments.....    1,666
  Net Change in Unrealized Appreciation
     of Investments for the Year.......   17,183
                                          ------
  Net Gain on Investments..............   18,849
                                          ------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS............  $30,529
                                          ======

    The Accompanying Notes are an Integral Part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                             SELECT BOND PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS
                                 (IN THOUSANDS)

                                                                                      FOR THE YEARS
                                                                                    ENDED DECEMBER 31,
                                                                                   --------------------
                                                                                     1995        1994
                                                                                   --------    --------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income......................................................   $ 11,680    $  7,962
     Net Realized Gain (Loss) on Investments....................................      1,666      (3,004)
     Net Change in Unrealized Appreciation (Depreciation) of Investments........     17,183      (4,221)
                                                                                   --------    --------
       Net Increase in Net Assets Resulting from Operations.....................     30,529         737
                                                                                   --------    --------
  Dividends to Shareholders from:
     Net Investment Income......................................................     (4,709)     (7,907)
     Net Realized Gain on Investments...........................................      --            (75)
                                                                                   --------    --------
       Net Decrease in Net Assets Resulting from Dividends to Shareholders......     (4,709)     (7,982)
                                                                                   --------    --------
  Fund Share Transactions
     Proceeds from Sale of 20,151 and 7,274 Shares..............................     23,377       8,071
     Proceeds from Sale of 148,197 Shares Issued in Acquisition of
       Northwestern Mutual Select Bond Fund, Inc................................      --        163,901
     Proceeds from Shares Issued on Reinvestment of Dividends Paid
       (4,071 and 7,517 shares, respectively)...................................      4,709       7,982
     Payments for 12,511 and 28,622 Shares Redeemed.............................    (14,272)    (31,686)
                                                                                   --------    --------
       Net Increase in Net Assets Resulting from Fund Share Transactions
          (11,711 and 134,366 shares, respectively).............................     13,814     148,268
                                                                                   --------    --------
  Total Increase in Net Assets..................................................     39,634     141,023
NET ASSETS
  Beginning of Year.............................................................    158,508      17,485
                                                                                   --------    --------
  End of Year (includes undistributed net investment income of
     $7,037 and $66, respectively)..............................................   $198,142    $158,508
                                                                                   ========    ========

    The Accompanying Notes are an Integral Part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                             SELECT BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                                                                                 FOR THE YEARS
                                                                               ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                              1995        1994        1993        1992        1991
                                                            --------    --------    --------    --------    --------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Year.......................   $ 1.06      $ 1.15      $ 1.14      $ 1.18      $ 1.09
  Income from Investment Operations:
     Net Investment Income...............................     0.07        0.06        0.08        0.09        0.09
     Net Realized and Unrealized Gain (Loss) on
       Investments.......................................     0.13       (0.09)       0.05         --         0.09
                                                            --------    ----- ---   ----- ---   ----- ---   ----- ---
       Total from Investment Operations..................     0.20       (0.03)       0.13        0.09        0.18
                                                            --------    ----- ---   ----- ---   ----- ---   ----- ---
  Less Distributions:
     Dividends from Net Investment Income................    (0.03)      (0.06)      (0.08)      (0.09)      (0.09)
     Distributions from Realized Gain on Investments.....      --          --        (0.04)      (0.04)        --
                                                            --------    ----- ---   ----- ---   ----- ---   ----- ---
       Total Distributions...............................    (0.03)      (0.06)      (0.12)      (0.13)      (0.09)
                                                            --------    ----- ---   ----- ---   ----- ---   ----- ---
Net Asset Value, End of Year.............................   $ 1.23      $ 1.06      $ 1.15      $ 1.14      $ 1.18
                                                            ========    ========    ========    ========    ========
Total Return+............................................    19.10%      (2.28%)     10.81%       7.74%      17.32%
                                                            ========    ========    ========    ========    ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (in thousands)...................   $198,142    $158,508    $17,485     $15,851     $14,703
                                                            ========    ========    ========    ========    ========
Ratio of Expenses to Average Net Assets..................     0.30%       0.30%       0.30%       0.30%       0.30%
                                                            ========    ========    ========    ========    ========
Ratio of Net Investment Income to Average Net Assets.....     6.61%       7.02%       6.40%       7.52%       8.11%
                                                            ========    ========    ========    ========    ========
Portfolio Turnover Rate..................................    69.06%     108.00%      67.69%      63.29%      60.88%
                                                            ========    ========    ========    ========    ========

+ Total Return includes deductions for management expenses; excludes deductions for sales load and account fees.

    The Accompanying Notes are an Integral Part of the Financial Statements

                            FINANCIAL STATEMENTS OF
                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                           HIGH YIELD BOND PORTFOLIO
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS
  Bonds
     (cost $52,957)....................   $52,950
  Money Market Investments
     (cost $1,199).....................     1,199
  Preferred Stock
     (cost $500).......................       630
  Common Stock
     (cost $29)........................       140
                                          -------
                                           54,919
  Dividends and Interest Receivable....     1,164
  Due From Sale of Fund Shares.........        10
                                          -------
       Total Assets....................    56,093
                                          -------
LIABILITIES
  Due to Custodian.....................        43
  Due to Investment Advisor............        28
  Due on Redemption of Fund Shares.....        26
  Accrued Expenses.....................        22
                                          -------
       Total Liabilities...............       119
                                          -------
NET ASSETS.............................   $55,974
                                          =======
REPRESENTED BY:
  Aggregate Paid in Capital
     (400,000 shares authorized,
     $.01 par value; 54,536 shares
     outstanding)......................   $55,455
  Overdistributed Net Investment
     Income............................       (38)
  Undistributed Accumulated Net
     Realized Gain on Investments......       323
  Net Unrealized Appreciation of
     Investments.......................       234
                                          -------
  Net Assets for 54,536 Shares
     Outstanding.......................   $55,974
                                          =======
  Net Asset Value, Offering and
     Redemption Price per Share........    $1.03

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
  Income
     Interest...........................   $4,794
     Other Income.......................       51
                                           ------
       Total Income.....................    4,845
                                           ------
  Expenses
     Management Fees....................      275
     Custodian Fees.....................       17
     Other Expenses.....................       22
                                           ------
       Total Expenses...................      314
                                           ------
          Less Custodian Fees Paid by
            Affiliate...................      (17)
                                           ------
       Total Net Expenses...............      297
                                           ------
  Net Investment Income.................    4,548
                                           ------
REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
  Net Realized Gain on Investments......      970
  Net Change in Unrealized Appreciation
     of Investments for the Year........    1,206
                                           ------
  Net Gain on Investments...............    2,176
                                           ------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.............   $6,724
                                           ======

    The Accompanying Notes are an Integral Part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                           HIGH YIELD BOND PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS
                                 (IN THOUSANDS)

                                                                                                     FOR THE
                                                                                                      PERIOD
                                                                                                      MAY 3,
                                                                                     FOR THE          1994*
                                                                                    YEAR ENDED       THROUGH
                                                                                   DECEMBER 31,    DECEMBER 31,
                                                                                       1995            1994
                                                                                   ------------    ------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income......................................................     $  4,548        $  1,937
     Net Realized Gain (Loss) on Investments....................................          970             (86)
     Net Change in Unrealized Appreciation (Depreciation) of Investments........        1,206            (972)
                                                                                      -------         -------
       Net Increase in Net Assets Resulting from Operations.....................        6,724             879
                                                                                      -------         -------
  Dividends to Shareholders from:
     Net Investment Income......................................................       (4,604)         (1,919)
     Net Realized Gain on Investments...........................................         (465)            (96)
                                                                                      -------         -------
       Net Decrease in Net Assets Resulting from Dividends to Shareholders......       (5,069)         (2,015)
                                                                                      -------         -------
  Fund Share Transactions
     Proceeds from Sale of 14,751 and 35,400 Shares.............................       15,535          35,565
     Proceeds from Shares Issued on Reinvestment of Dividends Paid
       (4,919 and 2,004 shares, respectively)...................................        5,069           1,941
     Payments for 1,724 and 814 Shares Redeemed.................................       (1,822)           (833)
                                                                                      -------         -------
       Net Increase in Net Assets Resulting from Fund Share Transactions
          (17,946 and 36,590 shares, respectively)..............................       18,782          36,673
                                                                                      -------         -------
  Total Increase in Net Assets..................................................       20,437          35,537
NET ASSETS
  Beginning of Year.............................................................       35,537               0
                                                                                      -------         -------
  End of Year (includes (over)/undistributed net investment income of
     ($38) and $18, respectively)...............................................     $ 55,974        $ 35,537
                                                                                      =======         =======

* Commencement of Operations.

    The Accompanying Notes are an Integral Part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                           HIGH YIELD BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                                                                                                     FOR THE
                                                                                                      PERIOD
                                                                                                      MAY 3,
                                                                                   FOR THE            1994*
                                                                                  YEAR ENDED         THROUGH
                                                                                 DECEMBER 31,      DECEMBER 31,
                                                                                     1995              1994
                                                                                 ------------      ------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Year............................................     $ 0.97            $ 1.00
  Income from Investment Operations:
     Net Investment Income....................................................       0.10              0.06
     Net Realized and Unrealized Gain (Loss) on Investments...................       0.07             (0.03)
                                                                                 --------          --------
       Total from Investment Operations.......................................       0.17              0.03
                                                                                 --------          --------
  Less Distributions:
     Dividends from Net Investment Income.....................................      (0.10)            (0.06)
     Distributions from Realized Gains on Investments.........................      (0.01)              --
                                                                                 --------          --------
       Total Distributions....................................................      (0.11)            (0.06)
                                                                                 --------          --------
Net Asset Value, End of Year..................................................     $ 1.03            $ 0.97
                                                                                 ========          ========
Total Return+.................................................................      16.78%             3.02%++
                                                                                 ========          ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (in thousands)........................................   $ 55,974          $ 35,537
                                                                                 ========          ========
Ratio of Expenses to Average Net Assets.......................................       0.65%             0.73% **
                                                                                 ========          ========
Ratio of Net Investment Income to Average Net Assets..........................       9.90%             9.40% **
                                                                                 ========          ========
Portfolio Turnover Rate.......................................................     116.57%           119.48%
                                                                                 ========          ========

 * Commencement of Operations.
** Computed on an annualized basis.
 + Total Return includes deductions for total net expenses; excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

                            FINANCIAL STATEMENTS OF
                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS
  Money Market Investments
     (cost $131,681)................... $131,681
  Cash.................................       84
  Due from Sale of Fund Shares.........      717
  Interest Receivable..................      123
                                        --------
       Total Assets....................  132,605
                                        --------
LIABILITIES
  Due to Investment Advisor............       33
                                        --------
NET ASSETS............................. $132,572
                                        ========
REPRESENTED BY:
  Aggregate Paid in Capital (300,000
     shares authorized, $.01 par value;
     132,588 shares outstanding)....... $132,572
                                        --------
  Net Assets for 132,588 Shares
     Outstanding....................... $132,572
                                        ========
  Net Asset Value, Offering and
     Redemption Price per Share........  $1.00

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
  Income
     Interest............................ $6,668
                                          ------
  Expenses
     Management Fees.....................    335
                                          ------
  Net Investment Income..................  6,333
                                          ------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS............................. $6,333
                                          ======

    The Accompanying Notes are an Integral Part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS
                                 (IN THOUSANDS)

                                                                                     FOR THE YEARS
                                                                                   ENDED DECEMBER 31,
                                                                              ----------------------------
                                                                                  1995            1994
                                                                              ------------    ------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income.................................................     $  6,333        $  3,291
                                                                                --------        --------
       Net Increase in Net Assets Resulting from Operations................        6,333           3,291
                                                                                --------        --------
  Dividends to Shareholders from:
     Net Investment Income.................................................       (6,333)         (3,307)
                                                                                --------        --------
       Net Decrease in Net Assets Resulting from Dividends to
        Shareholders.......................................................       (6,333)         (3,307)
                                                                                --------        --------
  Fund Share Transactions
     Proceeds from Sale of 74,140 and 40,032 Shares........................       74,140          40,032
     Proceeds from Sale of 91,310 Shares Issued in Acquisition of
      Northwestern Mutual Money Market Fund, Inc. .........................       --              91,310
     Proceeds from Shares Issued on Reinvestment of Dividend Paid
       (6,333 and 2,938 shares, respectively)..............................        6,333           2,938
     Payments for 52,118 and 42,704 Shares Redeemed........................      (52,118)        (42,704)
                                                                                --------        --------
       Net Increase in Net Assets Resulting from Fund Share Transactions
          (28,355 and 91,576 shares, respectively).........................       28,355          91,576
                                                                                --------        --------
  Total Increase in Net Assets.............................................       28,355          91,560
NET ASSETS
  Beginning of Year........................................................      104,217          12,657
                                                                                --------        --------
  End of Year (includes no undistributed net investment income)............     $132,572        $104,217
                                                                                ========        ========

    The Accompanying Notes are an Integral Part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                                                                       FOR THE YEARS
                                                                     ENDED DECEMBER 31,
                                                  --------------------------------------------------------
                                                    1995        1994        1993        1992        1991
                                                  --------    --------    --------    --------    --------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Year.............   $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
     Net Investment Income.....................     0.06        0.05        0.03        0.03        0.06
  Less Dividends from Net Investment
     Income....................................    (0.06)      (0.05)      (0.03)      (0.03)      (0.06)
                                                  --------    ----- ---   ----- ---   ----- ---   ----- ---
Net Asset Value, End of Year...................   $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
                                                  ========    ========    ========    ========    ========
Total Return+..................................     5.82%       4.03%       2.88%       3.49%       5.85%
                                                  ========    ========    ========    ========    ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year
  (in thousands)...............................   $132,572    $104,217    $12,657     $14,091     $12,787
                                                  ========    ========    ========    ========    ========
Ratio of Expenses to Average Net
  Assets.......................................     0.30%       0.30%       0.30%       0.30%       0.30%
                                                  ========    ========    ========    ========    ========
Ratio of Net Investment Income to
  Average Net Assets...........................     5.61%       4.64%       2.87%       3.40%       5.71%
                                                  ========    ========    ========    ========    ========

+ Total Return includes deductions for management expenses; excludes deductions for sales loads and account fees.

    The Accompanying Notes are an Integral Part of the Financial Statements

                            FINANCIAL STATEMENTS OF
                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                               BALANCED PORTFOLIO
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS
  Common Stock
     (cost $754,329)................  $1,051,375
  Bonds
     (cost $658,689)................     693,161
  Money Market Investments
     (cost $325,478)................     326,078
  Preferred Stock
     (cost $1)......................           7
                                      ----------
                                       2,070,621
  Cash..............................         291
  Dividends and Interest
     Receivable.....................      13,848
  Due from Sale of Fund Shares......         107
  Futures Variation Margin..........          86
                                      ----------
       Total Assets.................   2,084,953
                                      ----------
LIABILITIES
  Due on Redemption of Fund
     Shares.........................       1,137
  Due to Investment Advisor.........         527
                                      ----------
       Total Liabilities............       1,664
                                      ----------
NET ASSETS..........................  $2,083,289
                                      ==========
REPRESENTED BY:
  Aggregate Paid in Capital
     (2,000,000 shares authorized,
     $.01 par value; 1,298,518
     shares outstanding)............  $1,630,252
  Undistributed Net Investment
     Income.........................      83,551
  Undistributed Accumulated Net
     Realized Gain on Investments...      38,620
  Net Unrealized Appreciation
     (Depreciation) of:
     Investment Securities..........     332,124
     Index Futures Contracts........      (1,258)
                                      ----------
  Net Assets for 1,298,518 Shares
     Outstanding....................  $2,083,289
                                      ==========
  Net Asset Value, Offering and
     Redemption Price per Share.....    $1.60

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
  Income
     Dividends (less foreign dividend
       tax of $153)...................  $ 23,254
     Interest.........................    65,981
     Other Income.....................         7
                                        --------
       Total Income...................    89,242
                                        --------
  Expenses
     Management Fees..................     5,696
                                        --------
  Net Investment Income...............    83,546
                                        --------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Net Realized Gain on Investments:
     Investment Securities............    22,299
     Index Futures Contracts..........    19,219
                                        --------
       Net Realized Gain on
          Investments
          for the Year................    41,518
                                        --------
  Net Change In Unrealized
     Appreciation (Depreciation) of:
     Investment Securities............   320,376
     Index Futures Contracts..........    (2,330)
                                        --------
       Net Change in Unrealized
          Appreciation of Investments
          for the Year................   318,046
                                        --------
  Net Gain on Investments.............   359,564
                                        --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...........  $443,110
                                        ========

    The Accompanying Notes are an Integral Part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                               BALANCED PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS
                                 (IN THOUSANDS)

                                                                                 FOR THE YEARS ENDED
                                                                                     DECEMBER 31,
                                                                               ------------------------
                                                                                  1995          1994
                                                                               ----------    ----------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income..................................................   $   83,546    $   53,165
     Net Realized Gain on Investments.......................................       41,518         5,281
     Net Change in Unrealized Appreciation (Depreciation) of Investments....      318,046       (17,767)
                                                                                ---------     ---------
       Net Increase in Net Assets Resulting from Operations.................      443,110        40,679
                                                                                ---------     ---------
  Dividends to Shareholders from:
     Net Investment Income..................................................      (53,160)          (28)
     Net Realized Gain on Investments.......................................       (8,179)         (782)
                                                                                ---------     ---------
       Net Decrease in Net Assets Resulting from Dividends to
        Shareholders........................................................      (61,339)         (810)
  Fund Share Transactions
     Proceeds from Sale of 35,282 and 21,149 Shares.........................       51,862        27,441
     Proceeds from Sale of 1,330,565 Shares Issued in Acquisition of
      Northwestern Mutual Balanced Fund, Inc. ..............................       --         1,705,466
     Proceeds from Shares Issued on Reinvestment of Dividends Paid
       (44,352 and 607 shares, respectively)................................       61,339           810
     Payments for 96,890 and 88,502 Shares Redeemed.........................     (138,810)     (115,369)
                                                                                ---------     ---------
       Net Increase (Decrease) in Net Assets Resulting from Fund Share
        Transactions ((17,256) and 1,263,819 shares, respectively)..........      (25,609)    1,618,348
                                                                                ---------     ---------
  Total Increase in Net Assets..............................................      356,162     1,658,217
NET ASSETS
  Beginning of Year.........................................................    1,727,127        68,910
                                                                                ---------     ---------
  End of Year (includes undistributed net investment income of
     $83,551 and $53,165 respectively)......................................   $2,083,289    $1,727,127
                                                                                =========     =========

    The Accompanying Notes are an Integral Part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                               BALANCED PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                                                                      FOR THE YEARS
                                                                    ENDED DECEMBER 31,
                                               ------------------------------------------------------------
                                                  1995          1994         1993        1992        1991
                                               ----------    ----------    --------    --------    --------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Year...........  $   1.31      $   1.33      $ 1.39      $ 1.40      $ 1.19
  Income from Investment Operations:
     Net Investment Income...................      0.07          0.04        0.06        0.06        0.07
     Net Realized and Unrealized
       Gain (Loss) on Investments............      0.27         (0.05)       0.09        0.01        0.21
                                               ----------    ------- ---   ----- ---   ----- ---   ----- ---
       Total from Investment
          Operations.........................      0.34         (0.01)       0.15        0.07        0.28
                                               ----------    ------- ---   ----- ---   ----- ---   ----- ---
  Less Distributions:
     Dividends from Net Investment
       Income................................     (0.04)        (0.00)      (0.07)      (0.06)      (0.07)
     Distributions from Realized Gain
       on Investments........................     (0.01)        (0.01)      (0.14)      (0.02)        --
                                               ----------    ------- ---   ----- ---   ----- ---   ----- ---
       Total Distributions...................     (0.05)        (0.01)      (0.21)      (0.08)      (0.07)
                                               ----------    ------- ---   ----- ---   ----- ---   ----- ---
Net Asset Value, End of Year.................  $   1.60      $   1.31      $ 1.33      $ 1.39      $ 1.40
                                               ==========    ==========    ========    ========    ========
Total Return+................................     26.39%         0.16%       9.91%       5.61%      23.33%
                                               ==========    ==========    ========    ========    ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year
  (in thousands).............................  $2,083,289    $1,727,127    $68,910     $66,006     $57,269
                                               ==========    ==========    ========    ========    ========
Ratio of Expenses to Average Net
  Assets.....................................      0.30%         0.30%       0.30%       0.30%       0.30%
                                               ==========    ==========    ========    ========    ========
Ratio of Net Investment Income to
  Average Net Assets.........................      4.40%         4.78%       4.24%       4.45%       5.11%
                                               ==========    ==========    ========    ========    ========
Portfolio Turnover Rate......................     37.28%        42.35%      70.91%      43.28%      55.46%
                                               ==========    ==========    ========    ========    ========

+ Total Return includes deductions for management expenses; excludes deductions for sales loads and account fees.

    The Accompanying Notes are an Integral Part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

Note 1 -- Northwestern Mutual Series Fund, Inc. (the "Series Fund"), formerly Northwestern Mutual Variable Life Series Fund, Inc., is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Series Fund consists of the Index 500 Stock Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Aggressive Growth Stock Portfolio, International Equity Portfolio, Select Bond Portfolio, High Yield Bond Portfolio, Money Market Portfolio, and the Balanced Portfolio (the "Portfolios"). Shares are presently offered only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual Life") and its segregated asset accounts.

On May 3, 1994, five new portfolios commenced operations in the Series Fund:
Growth Stock Portfolio, Growth and Income Stock Portfolio, Aggressive Growth Stock Portfolio, International Equity Portfolio and High Yield Bond Portfolio. These five portfolios were organized with 700,000,000 authorized shares of Common Stock for each of the Aggressive Growth Stock and International Equity Portfolios and 400,000,000 authorized shares of Common Stock for each of the Growth Stock, Growth and Income Stock and High Yield Bond Portfolios. Par Value is $.01 per share. Northwestern Mutual Life purchased 25,000,000 shares each of the Growth Stock, Growth and Income Stock and High Yield Bond Portfolios at $1.00 per share.

Note 2 -- The assets of Northwestern Mutual Life's variable annuity funds were merged into the Series Fund in a tax-free exchange of fund shares on May 3, 1994. The following summarizes the merge:

                                                                  # OF SHARES/      UNREALIZED APPRECIATION
                         MERGE FROM:                             VALUE REDEEMED    (DEPRECIATION) TRANSFERRED
--------------------------------------------------------------   --------------    --------------------------
Northwestern Mutual Index 500 Stock Fund, Inc. ...............     199,137,846
                                                                 $ 277,484,077            $      16,828,536
Northwestern Mutual Aggressive Growth Stock Fund, Inc. .......     128,778,039
                                                                 $ 245,687,070            $      45,345,398
Northwestern Mutual International Equity Fund, Inc............     193,618,391
                                                                 $ 236,437,711            $      13,017,843
Northwestern Mutual Select Bond Fund, Inc. ...................     127,156,919
                                                                 $ 163,901,422            $      (4,867,983)
Northwestern Mutual Money Market Fund, Inc. ..................      91,309,664
                                                                 $  91,309,664                       --
Northwestern Mutual Balanced Fund, Inc........................   1,250,574,720
                                                                $1,705,465,964            $      27,288,995

                                                                  # OF SHARES/         AGGREGATE NET ASSETS
                          MERGED TO:                             VALUE RECEIVED      OF PORTFOLIO AFTER MERGER
--------------------------------------------------------------   --------------      -------------------------
Northwestern Mutual Series Fund, Inc.
  -- Index 500 Stock Portfolio................................      220,157,952
                                                                 $  277,484,077           $      305,458,525
  -- Aggressive Growth Stock Portfolio........................      128,778,039
                                                                 $  245,687,070           $      245,687,070
  -- International Equity Portfolio...........................      193,618,391
                                                                 $  236,437,711           $      236,437,711
  -- Select Bond Portfolio....................................      148,196,445
                                                                 $  163,901,422           $      181,055,470
  -- Money Market Portfolio...................................       91,309,664
                                                                 $   91,309,664           $      104,436,452
  -- Balanced Portfolio.......................................    1,330,564,679
                                                                 $1,705,465,964           $    1,776,058,467

The Aggressive Growth Stock and International Equity Portfolios had no assets prior to the merger so the assets of the Funds became the assets of the Portfolios. Hence, these Portfolios commenced operations in the Series Fund on May 3, 1994 at $1.91 and $1.22, respectively.

Note 3 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1995

and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized below.

Note 4 -- Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional size trading units of bonds, without regard to exchange or over-the-counter prices. When quotations are not readily available, bonds are valued at fair market value determined by procedures approved by the Board of Directors. Stocks listed on a national or foreign stock exchange are valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market on the basis of an average of the most recent bid prices or yields. Money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

Note 5 -- Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated in U.S. dollar amounts on the respective dates of such transactions. When the International Equity Portfolio purchases or sells a foreign security it may enter into a foreign exchange currency contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The International Equity Portfolio does not separately report the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on security transactions, the differences between the amounts of dividends and foreign withholding taxes recorded on the portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid.

Note 6 -- The Index 500 Stock and Balanced Portfolios invest in futures contracts as an alternative to investing in individual securities. The Index 500 Stock and Balanced Portfolios could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Note 7 -- Interest income and discounts earned are recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities when required for federal income tax purposes. Securities transactions are accounted for on the day following the trade date except for money market investments which are accounted for on the trade date. The basis for determining cost on sale of securities is identified cost. For the year ended December 31, 1995, transactions in securities other than money market investments were:

                                                                 YEAR ENDED DECEMBER 31, 1995
                                             --------------------------------------------------------------------
                                                TOTAL         U.S. GOVT           TOTAL             U.S. GOVT
                                               SECURITY        SECURITY          SECURITY            SECURITY
                PORTFOLIOS                    PURCHASES       PURCHASES      SALES/MATURITIES    SALES/MATURITIES
------------------------------------------   ------------    ------------    ----------------    ----------------
Index 500 Stock...........................   $ 59,878,287    $          0      $ 12,044,408        $          0
Growth Stock..............................     54,517,879               0        26,767,578                   0
Growth and Income Stock...................    121,075,856               0        77,346,645                   0
Aggressive Growth Stock...................    260,690,662               0       154,803,016                   0
International Equity......................     89,477,772       2,897,648        75,620,620                   0
Select Bond...............................    109,814,276      65,552,594       107,754,401          69,226,521
High Yield Bond...........................     68,073,739               0        50,808,496                   0
Balanced..................................    714,367,753     436,056,565       588,378,994         358,907,270

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1995

Note 8 -- The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Each Portfolio pays a monthly fee for these investment advisory services at an annual rate based on the average daily net asset values of each Portfolio. For the Index 500 Stock Portfolio the rate is .20%, and for the Select Bond, Money Market and Balanced Portfolios the rate is .30%. For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedule:

                           PORTFOLIO                               FIRST $50 MILLION    NEXT $50 MILLION    EXCESS
----------------------------------------------------------------   -----------------    ----------------    ------
Growth Stock....................................................          .60%                .50%           .40%
Growth and Income Stock.........................................          .70%                .60%           .55%
Aggressive Growth Stock.........................................          .80%                .65%           .50%
International Equity............................................          .85%                .65%           .65%
High Yield Bond.................................................          .60%                .50%           .40%

These amounts are paid to Northwestern Mutual Investment Services, Inc. ("NMIS") a wholly-owned subsidiary of Northwestern Mutual Life, which is the manager and investment adviser of the Fund. Northwestern Mutual Life is also a party to the agreement. Other costs for each Portfolio are paid either by the Portfolios, Northwestern Mutual Life, or NMIS depending upon the applicable agreement in place.

J.P. Morgan Investment Management, Inc. ("J.P. Morgan") and Templeton Investment Counsel, Inc. ("Templeton Counsel") have been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Growth and Income Stock Portfolio and the International Equity Portfolio, respectively. Of the advisory fees received by NMIS from the Growth and Income Stock Portfolio, .45% on the first $100 million of the Portfolio's net assets, .40% on the next $100 million, .35% on the next $200 million and .30% on the net assets in excess of $400 million will be paid by NMIS to J.P. Morgan. Of the advisory fees received by NMIS from the International Equity Portfolio, .50% on the first $100 million of the Portfolio's net assets and .40% on net assets in excess of $100 million will be paid by NMIS to Templeton Counsel.

Note 9 -- The Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since it expects to distribute all net investment income and net realized capital gains, the Series Fund anticipates incurring no federal income taxes. A net realized capital loss of $1,337,853 in the Select Bond Portfolio carried forward from 1994 and is available to offset future net realized capital gains. The amount expires in 2002. A capital loss carryforward of $366,657 was utilized in the Select Bond Portfolio during the year ended December 31, 1995. As of December 31, 1995, the federal income tax basis of investments is the same as the cost basis in the financial statements except for the International Equity Portfolio. The federal income tax basis of investments was $312,572,728 for the International Equity Portfolio. The net unrealized appreciation (depreciation) and the gross unrealized appreciation (depreciation) for federal income tax purposes are shown below:

                                                                               (IN THOUSANDS)
                                                                                         GROWTH AND
                                                                             GROWTH        INCOME       AGGRESSIVE
                                                            INDEX 500         STOCK        STOCK       GROWTH STOCK
                                                         STOCK PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO
                                                         ---------------    ---------    ----------    ------------
Gross unrealized appreciation.........................      $ 131,032        $ 13,742     $ 16,575       $186,905
Gross unrealized depreciation.........................         (7,615)           (759)      (3,381)        (4,632)
                                                            ---------        --------     --------       --------
Net unrealized appreciation...........................      $ 123,417        $ 12,983     $ 13,194       $182,273
                                                            =========        ========     ========       ========

                                                            INTERNATIONAL                   HIGH YIELD
                                                               EQUITY        SELECT BOND       BOND       BALANCED
                                                              PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                            -------------    -----------    ----------    --------
Gross unrealized appreciation............................     $  42,706        $ 8,819       $  2,058     $355,306
Gross unrealized depreciation............................       (17,098)           (48)        (1,824)     (23,182)
                                                              ---------        -------        -------     --------
Net unrealized appreciation..............................     $  25,608        $ 8,771       $    234     $332,124
                                                              =========        =======        =======     ========

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1995

Taxable distributions from net investment income and realized capital gains in the International Equity Portfolio differ from book amounts earned during the period due to differences in the timing of capital recognition and due to the reclassification of certain gains or losses from capital to income.

For Federal income tax purposes, net unrealized appreciation (depreciation) of $748,075 and ($1,257,850) on open futures contracts for the Index 500 Stock and Balanced Portfolios, respectively, is required to be treated as realized gains and losses.

Note 10 -- The costs associated with organizing the five new Portfolios and certain other initial period costs have been incurred by Northwestern Mutual Life. The Series Fund is not obligated to repay these costs.

Note 11 -- Dividends from net investment income and net realized capital gains are declared each year for the Index 500 Stock, Growth Stock, Growth and Income Stock, Aggressive Growth Stock, International Equity, Select Bond, High Yield Bond and Balanced Portfolios and each business day for the Money Market Portfolio. Dividend distributions are described below.

A dividend was declared on May 2, 1995, payable to shareholders of record on May 2, 1995. Dividends paid from 1994 net investment income and 1994 net capital gains were as follows:

                                                                                  NET
                                                                              INVESTMENT          NET
                                PORTFOLIOS                                      INCOME       CAPITAL GAINS
---------------------------------------------------------------------------   -----------    -------------
Index 500 Stock............................................................   $    64,846              --
Growth Stock...............................................................         6,489              --
Growth and Income Stock....................................................         4,761     $   101,563
Aggressive Growth Stock....................................................       502,448       1,836,281
International Equity.......................................................            --       2,170,803
Select Bond................................................................        63,551              --
High Yield Bond............................................................        18,833              --
Balanced...................................................................    53,159,765       8,178,849

A dividend was declared on June 26, 1995, payable to shareholders of record on June 26, 1995. Dividends were paid from 1995 net investment income and were as follows:

                                                                                  NET
                                                                               INVESTMENT         NET
                                 PORTFOLIOS                                      INCOME      CAPITAL GAINS
----------------------------------------------------------------------------   ----------    -------------
Index 500 Stock.............................................................   $3,829,315              --
Growth Stock................................................................      459,372              --
Growth and Income Stock.....................................................      636,176              --
Select Bond.................................................................    4,645,196              --
High Yield Bond.............................................................    1,670,096              --

A dividend was declared on December 27, 1995, payable to shareholders of record on December 27, 1995. Dividends paid from 1995 net investment income and 1995 net capital gains were as follows:

                                                                                  NET
                                                                               INVESTMENT         NET
                                 PORTFOLIOS                                      INCOME      CAPITAL GAINS
----------------------------------------------------------------------------   ----------    -------------
Growth Stock................................................................   $  638,679     $ 1,581,810
Growth and Income Stock.....................................................    1,026,485       6,333,885
High Yield Bond.............................................................    2,914,721         464,661

Note 12 -- (Unaudited) A Special Meeting of the stockholders of Northwestern Mutual Series Fund, Inc. was held at 720 East Wisconsin Avenue, Milwaukee, Wisconsin, on March 29, 1995.

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1995

The stockholders cast the following votes on the resolutions presented:

BE IT RESOLVED, that the following persons are nominated and elected as Directors of the Corporation to serve for the term provided in the By-Laws:

                           FOR               ABSTAIN
Stephen N. Graff     2,270,116,766.25     102,692,132.73
John K. MacIver      2,266,153,929.25     106,654,969.73
Martin F. Stein      2,268,092,761.36     104,716,137.62
James D. Ericson     2,270,768,173.35     102,040,725.63
William J. Blake     2,268,894,605.36     103,914,293.62

BE IT RESOLVED, that the selection of Price Waterhouse LLP, independent accountants, as auditors of the Corporation is hereby ratified.

    YES 2,266,641,454.01    NO     28,050,550.26    ABSTAIN     78,116,894.71

BE IT RESOLVED, that the investment advisory agreement between the Corporation, NMIS and The Northwestern Mutual Life Insurance Company for the Growth and Income Stock Portfolio is hereby approved and that the investment sub-advisory agreement between the Corporation, NMIS and J.P. Morgan Investment Management, Inc. for the Growth and Income Stock Portfolio is hereby approved.

    YES    62,729,865.96   NO         703,277.71   ABSTAIN       2,324,267.25

BE IT RESOLVED, that the investment advisory agreement between the Corporation, NMIS and The Northwestern Mutual Life Insurance Company for the Growth Stock Portfolio is hereby approved.

    YES    39,112,648.85   NO       1,136,499.86   ABSTAIN       1,658,855.64

BE IT RESOLVED, that the investment advisory agreement between the Corporation, NMIS and The Northwestern Mutual Life Insurance Company for the Aggressive Growth Stock Portfolio is hereby approved.

    YES   153,485,939.4    NO       2,613,557.91   ABSTAIN       7,528,159.97

BE IT RESOLVED, that the investment advisory agreement between the Corporation, NMIS and The Northwestern Mutual Life Insurance Company for the High Yield Bond Portfolio is hereby approved.
    YES    34,244,453.77   NO         156,184.39   ABSTAIN       2,189,223.37

BE IT RESOLVED, that the investment advisory agreement between the Corporation, NMIS and The Northwestern Mutual Life Insurance Company for the International Equity Portfolio is hereby approved and that the investment sub-advisory agreement between NMIS and Templeton Investment Counsel, Inc. for the International Equity Portfolio is hereby approved.
    YES   231,607,721.07    NO       3,840,003.82   ABSTAIN     10,160,909.98

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                           INDEX 500 STOCK PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                      MARKET
                                                      VALUE
                                         SHARES      (000'S)
                                       ----------    --------
COMMON STOCK (94.1%)
AEROSPACE (2.2%)
  Boeing Company                           34,700    $  2,720
  E G & G, Inc.                             5,300         129
  General Dynamics Corporation              6,400         378
  Lockheed Martin Corporation              20,254       1,600
  Loral Corporation                        17,300         612
  McDonnell Douglas Corporation            11,400       1,049
  Northrop Corporation                      5,000         320
  Raytheon Company                         24,700       1,166
  Rockwell International Corp.             22,000       1,162
  TRW Inc.                                  6,600         511
  United Technologies Corp.                12,500       1,186
                                                     --------
      Total                                            10,833
                                                     --------
AIRLINES (0.3%)
  *AMR Corporation                          7,700         572
  Delta Air Lines, Inc.                     5,100         377
  Southwest Airlines Co.                   14,500         337
  *USAir Group, Inc.                        6,300          83
                                                     --------
      Total                                             1,369
                                                     --------
APPAREL, TEXTILES AND FOOTWEAR (0.4%)
  Brown Group, Inc.                         1,800          26
  *Fruit of the Loom Incorporated           7,700         188
  Liz Claiborne, Inc.                       7,600         211
  Nike, Inc.                               14,500       1,010
  Reebok International Ltd.                 7,900         223
  Russell Corp.                             3,900         108
  Springs Industries, Inc.                  2,000          83
  Stride Rite Corp.                         4,900          37
  VF Corporation                            6,500         343
                                                     --------
      Total                                             2,229
                                                     --------
AUTO & TRUCKS (1.9%)
  Chrysler Corporation                     38,700       2,143
  Ford Motor Company                      108,700       3,152
  General Motors Corporation               75,600       3,997
  *Navistar International Corp.             7,600          80
  PACCAR Incorporated                       3,935         166
                                                     --------
      Total                                             9,538
                                                     --------
AUTO RELATED (0.6%)
  Cooper Tire & Rubber Company              8,500         209
  Dana Corporation                         10,200         298
  Eaton Corporation                         7,900         424
  Echlin Inc.                               6,000         219
  Genuine Parts Company                    12,400         508
  Goodyear Tire & Rubber Company           15,400         699
  ITT Industries Inc.                      11,700         281
  Snap-On Incorporated                      4,100         186
                                                     --------
      Total                                             2,824
                                                     --------
BANKS (6.2%)
  Banc One Corporation                     39,950       1,508
  Bank of Boston Corporation               11,300         523
  Bank of New York Company Inc.            19,400         946
  BankAmerica Corporation                  37,900       2,454
  Bankers Trust New York Corp.              7,900         525
  Barnett Banks Inc.                        9,800         578
  Boatmans Bancshares, Inc.                12,700         519
  Chase Manhattan Corporation              17,700       1,073
  Chemical Banking Corporation             25,500       1,498

                                                      MARKET
                                                      VALUE
                                         SHARES      (000'S)
                                       ----------    --------
BANKS (CONTINUED)
  Citicorp                                 43,000    $  2,892
  Comerica, Inc.                           11,600         465
  Corestates Financial Corp.               14,100         534
  First Bank System Inc.                   13,700         680
  First Chicago NBD Corp.                  32,128       1,269
  First Fidelity Bancorporation             8,100         611
  First Interstate Bancorp                  7,700       1,051
  First Union Corporation                  17,400         968
  Fleet Financial Group Inc.               25,930       1,057
  KeyCorp                                  23,000         834
  Mellon Bank Corporation                  14,850         798
  J.P. Morgan & Company, Inc.              19,000       1,525
  National City Corp.                      14,900         494
  NationsBank Corp.                        27,500       1,915
  Norwest Corporation                      35,700       1,178
  PNC Financial Corp.                      23,300         751
  P P & L Resources Inc.                   16,000         400
  Republic New York Corporation             5,700         354
  Suntrust Banks Inc.                      11,600         795
  U.S. Bancorp of Oregon                    9,900         333
  Wachovia Corporation                     17,300         791
  Wells Fargo & Company                     4,900       1,058
                                                     --------
      Total                                            30,377
                                                     --------
BEVERAGES (3.5%)
  Anheuser-Busch Companies Inc.            25,900       1,732
  Brown-Forman Corp.                        7,000         255
  Coca-Cola Company                       127,600       9,474
  Adolph Coors Co.                          3,800          84
  Pepsico Inc.                             79,700       4,453
  Seagram Company Ltd.                     37,700       1,305
                                                     --------
      Total                                            17,303
                                                     --------
BUILDING & CONSTRUCTION (0.3%)
  Centex Corporation                        2,800          97
  Crane Co.                                 3,100         114
  Kaufman & Broad Home Corp.                3,200          48
  Masco Corporation                        16,000         502
  *Owens-Corning Fiberglas Corp.            5,100         229
  Pulte Corporation                         2,700          91
  Sherwin-Williams Company                  8,600         350
                                                     --------
      Total                                             1,431
                                                     --------
BUILDING-FOREST PRODUCTS (0.5%)
  Boise Cascade Corporation                 4,800         166
  Champion International                    9,800         412
  Georgia-Pacific Corp.                     9,200         631
  Louisiana Pacific Corporation            10,900         264
  Potlatch Corporation                      3,000         120
  Weyerhaeuser Company                     20,600         891
                                                     --------
      Total                                             2,484
                                                     --------
CHEMICALS (2.8%)
  Air Products & Chemicals, Inc.           11,300         596
  Dow Chemical Company                     27,200       1,914
  E.I. du Pont de Nemours & Co.            56,200       3,928
  Eastman Chemical Company                  8,225         515
  Ecolab, Inc.                              6,500         195
  *FMC Corporation                          3,700         250
  Freeport McMoRan Copper & Gold, Inc.     20,600         579

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                           INDEX 500 STOCK PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                      MARKET
                                                      VALUE
                                         SHARES      (000'S)
                                       ----------    --------
COMMON STOCK (CONTINUED)
CHEMICALS (CONTINUED)
  B.F. Goodrich Company                     2,600    $    177
  W.R. Grace & Co.                          9,600         568
  Great Lakes Chemical                      6,600         475
  Hercules Incorporated                    11,300         637
  Mallinckrodt Group                        7,800         284
  Monsanto Company                         11,700       1,433
  PPG Industries Inc.                      20,500         938
  Praxair, Inc.                            14,000         471
  Rohm & Haas Company                       6,800         438
  Union Carbide Corporation                13,900         521
                                                     --------
      Total                                            13,919
                                                     --------
CHEMICALS-SPECIALITY (0.3%)
  Avery Dennison Corp.                      5,400         271
  Engelhard Corp.                          14,502         315
  Morton International, Inc.               15,000         538
  Nalco Chemical Company                    6,800         205
  Sigma-Aldrich Corp.                       5,000         247
                                                     --------
      Total                                             1,576
                                                     --------
COAL, GAS AND PIPELINE (0.1%)
  Eastern Enterprises                       2,000          70
  NACCO Industries, Inc.                      900          50
  Sonat Inc.                                8,700         310
                                                     --------
      Total                                               430
                                                     --------
CONTAINERS (0.1%)
  Ball Corporation                          3,000          82
  Bemis Company, Inc.                       5,200         133
  *Crown Cork & Seal Company, Inc.          9,100         380
                                                     --------
      Total                                               595
                                                     --------
DIVERSIFIED (2.0%)
  Allied Signal Inc.                       28,700       1,363
  Corning Inc.                             23,300         746
  Dial Corp.                                9,400         278
  ITT Corp.                                11,700         620
  Loews Corp.                              11,900         933
  Minnesota Mining & Manufacturing
    Co.                                    42,500       2,816
  National Service Industries, Inc.         4,900         159
  Ogden Corporation                         4,900         105
  *Teledyne, Inc.                           5,600         143
  Tenneco Inc.                             18,300         908
  Textron Inc.                              8,600         580
  Tyco Laboratories, Inc.                  15,500         552
  Whitman Corporation                      10,600         246
  Worthington Industries                    9,150         190
                                                     --------
      Total                                             9,639
                                                     --------
DRUGS (6.1%)
  *Alza Corp.                               8,300         205
  American Home Products Corp.             31,400       3,046
  *Amgen Inc.                              26,800       1,591
  Bristol-Myers Squibb Company             51,300       4,405
  Eli Lilly & Company                      55,800       3,139
  Merck & Co., Inc.                       125,200       8,232
  Pharmacia & Upjohn Inc.                  51,005       1,976
  Pfizer Inc.                              63,900       4,026
  Schering-Plough Corporation              37,700       2,064
  Warner-Lambert Company                   13,600       1,321
                                                     --------
      Total                                            30,005
                                                     --------

                                                      MARKET
                                                      VALUE
                                         SHARES      (000'S)
                                       ----------    --------
ELECTRICAL EQUIPMENT (3.3%)
  Emerson Electric Co.                     22,700    $  1,856
  General Electric Company                171,400      12,341
  W.W. Grainger, Inc.                       5,100         338
  Honeywell Inc.                           12,900         627
  Raychem Corp.                             4,400         250
  Thomas & Betts Corporation                2,000         147
  Westinghouse Electric Corp.              39,700         655
                                                     --------
      Total                                            16,214
                                                     --------
ELECTRONICS (1.9%)
  *Advanced Micro Devices, Inc.            10,500         173
  AMP Incorporated                         21,972         843
  *Applied Materials Inc.                  17,900         705
  Harris Corporation                        3,900         213
  Intel Corp.                              83,300       4,727
  *LSI Logic                               13,000         426
  Micron Technology                        20,900         828
  *National Semiconductor Corp.            12,500         278
  Perkin-Elmer Corporation                  4,200         159
  Tektronix, Inc.                           3,400         167
  Texas Instruments Incorporated           19,000         983
                                                     --------
      Total                                             9,502
                                                     --------
ENGINEERING & CONSTRUCTION (0.1%)
  Fluor Corporation                         8,400         554
                                                     --------
ENVIRONMENTAL CONTROL (0.6%)
  Browning-Ferris Industries Inc.          21,500         634
  Johnson Controls Inc.                     4,100         282
  Laidlaw Transportation Limited           29,800         305
  Millipore Corp.                           4,500         185
  Safety-Kleen Corp.                        5,700          89
  WMX Technologies, Inc.                   49,100       1,467
                                                     --------
      Total                                             2,962
                                                     --------
FEDERAL GOVERNMENT AGENCY RELATED (1.0%)
  Federal Home Loan Mortgage Corp.         18,300       1,528
  Federal National Mortgage Assoc.         27,600       3,426
                                                     --------
      Total                                             4,954
                                                     --------
FINANCIAL SERVICES (1.9%)
  American Express Company                 49,400       2,044
  Beneficial Corp.                          5,400         252
  Dean Witter, Discover & Co.              17,100         804
  Household International Inc.              9,900         585
  MBNA Corp.                               15,000         553
  Marsh & McLennan Companies, Inc.          7,300         648
  Merrill Lynch & Co., Inc.                17,800         908
  Morgan Stanley Group Inc.                 7,800         629
  Salomon Inc.                             10,800         383
  Transamerica Corporation                  6,900         503
  Travelers Group Inc.                     32,333       2,033
                                                     --------
      Total                                             9,342
                                                     --------
FOOD SERVICE/LODGING(1.0%)
  *Darden Restaurant Inc.                  16,000         190
  *Harrah's Entertainment                  10,400         252
  Hilton Hotels Corporation                 4,900         301

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                           INDEX 500 STOCK PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                      MARKET
                                                      VALUE
                                         SHARES      (000'S)
                                       ----------    --------
COMMON STOCK (CONTINUED)
FOOD SERVICE/LODGING (CONTINUED)
  Luby's Cafeterias, Inc.                   2,300    $     51
  Marriott International                   12,700         486
  McDonald's Corporation                   70,300       3,172
  *Ryan's Family Steak Houses, Inc.         5,300          37
  *Shoney's Inc.                            4,100          42
  Wendy's International, Inc.              10,400         221
                                                     --------
      Total                                             4,752
                                                     --------
FOODS (3.0%)
  Archer Daniels Midland Company           54,877         988
  CPC International Corp.                  14,800       1,016
  Campbell Soup Company                    25,300       1,518
  ConAgra Inc.                             24,900       1,027
  General Mills, Inc.                      16,000         924
  H.J. Heinz Company                       36,950       1,224
  Hershey Foods Corp.                       7,900         513
  Kellogg Company                          22,200       1,715
  Pioneer Hi-Bred International             8,500         473
  Quaker Oats Company                      13,600         469
  Ralston Purina Group                     10,500         655
  Sara Lee Corporation                     48,500       1,546
  Unilever, N.V.                           16,200       2,280
  Wm. Wrigley Jr. Company                  11,800         619
                                                     --------
      Total                                            14,967
                                                     --------
HOSPITAL SUPPLIES (3.9%)
  Abbott Laboratories Inc.                 80,300       3,353
  Allergan Incorporated                     6,500         211
  Allergan Incorporated -- Rights             183           0
  C.R. Bard, Inc.                           5,600         181
  Bausch & Lomb Inc.                        5,800         230
  Baxter International Inc.                28,000       1,173
  Becton, Dickinson & Company               6,700         502
  *Beverly Enterprises, Inc.                9,900         105
  *Biomet, Inc.                            11,700         209
  *Boston Scientific Corp.                 16,400         804
  Columbia/HCA Healthcare
    Corporation                            44,900       2,279
  *Community Psychiatric Centers            4,300          53
  Humana, Inc.                             16,400         449
  Johnson & Johnson                        65,300       5,591
  Manor Care, Inc.                          6,300         221
  Medtronic, Incorporated                  23,400       1,307
  St. Jude Medical, Inc.                    7,100         305
  *Tenet Healthcare Corp.                  20,200         419
  United Healthcare Corp.                  17,600       1,153
  U.S. HealthCare Incorporated             15,600         725
  U.S. Surgical Corporation                 5,800         124
                                                     --------
      Total                                            19,394
                                                     --------
HOUSEHOLD FURNITURE/APPLIANCES (0.5%)
  Armstrong World Industries, Inc.          3,800         236
  Black & Decker Corporation                8,700         307
  Maytag Corporation                       10,900         221
  Newell Co.                               16,000         414
  Premark International, Inc.               6,400         324
  Rubbermaid, Inc.                         16,000         408
  Stanley Works                             4,500         232
  Whirlpool Corporation                     7,500         399
                                                     --------
      Total                                             2,541
                                                     --------

                                                      MARKET
                                                      VALUE
                                         SHARES      (000'S)
                                       ----------    --------
INSURANCE (2.9%)
  Aetna Life & Casualty Company            11,500    $    796
  Alexander & Alexander Services            4,400          84
  Allstate Corporation                     45,414       1,868
  American General Corporation             20,700         722
  American International Group,
    Inc.                                   47,950       4,435
  CIGNA Corporation                         7,300         754
  Chubb Corporation                         8,800         851
  General Re Corporation                    8,300       1,287
  ITT Hartford Group                       11,700         566
  Jefferson-Pilot Corp.                     7,200         335
  Lincoln National Corporation             10,500         564
  Providian Corporation                     9,600         391
  SAFECO Inc.                              12,700         438
  St. Paul Companies, Inc.                  8,600         478
  Torchmark Corporation                     7,200         326
  UNUM Corporation                          7,300         402
  USF&G Corp.                              11,300         191
  USLIFE Corporation                        3,450         103
                                                     --------
      Total                                            14,591
                                                     --------
LEISURE RELATED (1.5%)
  *3COM Corp.                              16,800         783
  *Bally Entertainment Corporation          4,600          64
  Brunswick Corporation                     9,700         233
  Walt Disney Company                      52,700       3,109
  Fleetwood Enterprises, Inc.               4,700         121
  Handlemann Co.                            3,300          19
  Hasbro Inc.                               8,900         276
  *King World Productions, Inc.             3,700         144
  Mattel, Inc.                             22,431         690
  Outboard Marine Corporation               2,000          41
  *Viacom Incorporated                     36,556       1,677
                                                     --------
      Total                                             7,157
                                                     --------
MACHINERY (1.2%)
  Briggs & Stratton Corporation             3,000         130
  Caterpillar Inc.                         20,100       1,181
  Cincinnati Milacron Inc.                  3,400          89
  Cooper Industries, Inc.                  10,900         401
  Cummins Engine Company, Inc.              4,100         152
  Deere & Company                          26,300         927
  Dover Corporation                        11,500         424
  Foster Wheeler Corporation                4,100         174
  General Signal Corporation                4,800         155
  Giddings & Lewis Company                  3,400          56
  Harnischfeger Industries, Inc.            4,900         163
  Illinois Tool Works Inc.                 11,900         702
  Ingersoll-Rand Company                   10,700         376
  Pall Corporation                         11,600         312
  Parker-Hannifin Corporation               7,450         255
  Timken Company                            3,100         119
  TRINOVA Corp.                             2,900          83
  *Varity Corporation                       4,100         152
                                                     --------
      Total                                             5,851
                                                     --------
MEDIA (0.7%)
  Capital Cities/ABC, Inc.                 15,600       1,925
  Comcast Corp.                            24,250         441
  *Tele-Communications, Inc.               66,100       1,314
                                                     --------
      Total                                             3,680
                                                     --------

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                           INDEX 500 STOCK PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                      MARKET
                                                      VALUE
                                         SHARES      (000'S)
                                       ----------    --------
COMMON STOCK (CONTINUED)
METALS & MINING (1.2%)
  Alcan Aluminum Limited                   22,800    $    710
  Aluminum Co. of America                  18,100         957
  ASARCO, Inc.                              4,300         138
  Barrick Gold Corporation                 35,800         944
  Cyprus Minerals Co.                       9,350         244
  Echo Bay Mines Limited Co.               11,400         118
  Homestake Mining Company                 14,000         219
  Inco Limited                             12,000         399
  Newmont Mining Corporation                8,688         393
  Phelps Dodge Corporation                  7,000         436
  Placer Dome Incorporated                 24,200         584
  Reynolds Metals Company                   6,400         362
  Santa Fe Pacific Gold Corporation        13,260         161
                                                     --------
      Total                                             5,665
                                                     --------
OFFICE EQUIPMENT (3.9%)
  *Amdahl Corporation                      12,000         102
  Apple Computer, Inc.                     12,300         392
  *Cabletron Systems Inc.                   7,200         583
  *Cisco Systems Incorporated              27,500       2,052
  *Compaq Computer Corporation             26,700       1,282
  *Cray Research, Inc.                      2,500          62
  *Data General Corporation                 3,700          51
  *Digital Equipment Corporation           14,900         955
  Hewlett-Packard Company                  51,800       4,338
  *Intergraph Corp.                         4,700          74
  International Business Machines
    Corp.                                  57,600       5,285
  Moore Corporation Ltd.                   10,100         188
  Pitney Bowes Inc.                        15,300         719
  *Silicon Graphics                        16,000         440
  *Sun Microsystems Inc.                   19,300         881
  *Tandem Computers Inc.                   11,800         125
  *Unisys Corporation                      17,300          97
  Xerox Corporation                        10,900       1,493
                                                     --------
      Total                                            19,119
                                                     --------
OFFICE EQUIPMENT-SERVICES (2.6%)
  Alco Standard Corporation                11,300         516
  Autodesk, Inc.                            4,800         164
  Automatic Data Processing, Inc.          14,600       1,084
  *Ceridian Corp.                           6,700         276
  Computer Associates International
    Inc.                                   24,350       1,385
  *Computer Sciences Corp.                  5,600         393
  First Data Corporation                   22,300       1,491
  *Microsoft Corporation                   59,300       5,204
  *Novell, Inc.                            37,400         533
  *Oracle Corporation                      43,900       1,860
  Shared Medical Systems Corp.              2,300         125
                                                     --------
      Total                                            13,031
                                                     --------
OIL & GAS-DOMESTIC (1.4%)
  Amerada Hess Corporation                  9,400         498
  Ashland, Inc.                             6,400         225
  Atlantic Richfield Company               16,300       1,805
  Burlington Resource Inc.                 12,800         502
  Coastal Corp.                            10,600         395
  Kerr-McGee Corporation                    5,200         330
  Louisiana Land & Exploration Co.          3,400         146
  Occidental Petroleum Corporation         32,200         688
  *Oryx Energy Company                     10,500         140

                                                      MARKET
                                                      VALUE
                                         SHARES      (000'S)
                                       ----------    --------
OIL & GAS-DOMESTIC (CONTINUED)
  Pennzoil Company                          4,700    $    199
  Phillips Petroleum Company               26,500         904
  *Santa Fe Energy Resources, Inc.          9,100          88
  Sun Company, Inc.                         7,600         208
  Unocal Corp.                             24,900         725
                                                     --------
      Total                                             6,853
                                                     --------
OIL & GAS-INTERNATIONAL (6.3%)
  Amoco Company                            50,200       3,608
  Chevron Corp.                            66,000       3,465
  Exxon Corporation                       125,700      10,072
  Mobil Corporation                        40,000       4,480
  Royal Dutch Petroleum Co., ADR           54,200       7,649
  Texaco Inc.                              26,300       2,065
                                                     --------
      Total                                            31,339
                                                     --------
OIL FIELD SERVICES (0.7%)
  Baker Hughes Inc.                        14,300         349
  Dresser Industries, Inc.                 18,500         451
  Halliburton Company                      11,600         587
  Helmerich & Payne, Inc.                   2,500          74
  McDermott International, Inc.             5,500         121
  *Rowan Companies, Inc.                    8,400          83
  Schlumberger Limited                     24,500       1,697
  *Western Atlas Inc.                       5,400         273
                                                     --------
      Total                                             3,635
                                                     --------
PAPER (1.1%)
  Federal Paper Board, Inc.                 4,600         239
  International Paper Company              25,800         977
  James River Corp. of Virginia             8,300         200
  Kimberly-Clark Corporation               28,222       2,336
  Mead Corp.                                5,400         282
  *Stone Container Corporation              9,700         139
  Temple-Inland Inc.                        5,700         252
  Union Camp Corporation                    7,100         338
  Westvaco Corporation                     10,250         284
  Willamette Industries Inc.                5,600         315
                                                     --------
      Total                                             5,362
                                                     --------
PHOTO & OPTICAL (0.5%)
  Eastman Kodak Company                    34,600       2,318
  Polaroid Corporation                      4,600         218
                                                     --------
      Total                                             2,536
                                                     --------
PRINTING & PUBLISHING (1.5%)
  American Greetings Corp.                  7,500         207
  Deluxe Corp.                              8,400         244
  R.R. Donnelley & Sons Company            15,500         610
  Dow Jones & Company, Inc.                 9,800         391
  Dun & Bradstreet Corporation             17,100       1,107
  Gannett Company, Inc.                    14,200         872
  Harcourt General                          7,400         310
  John H. Harland Company                   3,000          63
  Jostens, Inc.                             3,900          95
  Knight-Ridder Inc.                        5,000         313
  McGraw-Hill, Inc.                         5,100         444
  Meredith Corporation                      2,800         117
  New York Times Company                    9,800         290
  Time Warner Inc.                         39,100       1,481
  Times Mirror Company                     11,300         383

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                           INDEX 500 STOCK PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                      MARKET
                                                      VALUE
                                         SHARES      (000'S)
                                       ----------    --------
COMMON STOCK (CONTINUED)
PRINTING & PUBLISHING (CONTINUED)
  Tribune Company                           6,600    $    403
                                                     --------
      Total                                             7,330
                                                     --------
PROFESSIONAL SERVICES (0.4%)
  H & R Block, Inc.                        10,600         429
  *CUC International Inc.                  17,650         602
  Interpublic Group of Cos., Inc.           7,900         343
  Service Corporation International        10,500         462
                                                     --------
      Total                                             1,836
                                                     --------
RAILROADS (1.0%)
  Burlington Northern Santa Fe Co.         14,407       1,124
  CSX Corporation                          21,200         967
  Conrail Incorporated                      7,900         553
  Norfolk Southern Corporation             13,300       1,056
  Union Pacific Corporation                20,800       1,373
                                                     --------
      Total                                             5,073
                                                     --------
RETAIL-FOOD (0.7%)
  Albertson's, Inc.                        25,700         845
  American Stores Co.                      15,000         401
  Fleming Companies, Inc.                   3,800          78
  Giant Food Inc.                           6,000         189
  Great Atlantic & Pacific Tea Co.,
    Inc.                                    3,800          87
  *Kroger Company                          12,400         465
  Supervalu Inc.                            6,900         217
  Sysco Corporation                        18,500         601
  Winn-Dixie Stores, Inc.                  15,300         564
                                                     --------
      Total                                             3,447
                                                     --------
RETAIL-GENERAL (3.8%)
  Charming Shoppes Incorporated            10,100          29
  Circuit City Stores, Inc.                 9,800         271
  Dayton Hudson Corporation                 7,300         548
  Dillard Department Stores, Inc.          11,400         325
  *Federated Department Stores, Inc.       20,500         564
  The Gap, Inc.                            14,600         613
  Home Depot, Inc.                         48,199       2,308
  K Mart Corporation                       46,400         336
  The Limited Inc.                         36,200         629
  Longs Drug Stores Corp.                   2,100         101
  Lowe's Companies, Inc.                   16,200         543
  May Department Stores Company            25,200       1,065
  Melville Corporation                     10,600         326
  Mercantile Stores Company                 3,700         171
  Nordstrom, Inc.                           8,300         336
  J.C. Penney Company, Inc.                23,000       1,095
  Pep Boys - Manny, Moe & Jack              6,200         159
  *Price/Costco, Inc.                      19,707         301
  Rite Aid Corporation                      8,500         291
  Sears, Roebuck & Company                 39,400       1,537
  TJX Companies, Inc.                       7,300         138
  Tandy Corporation                         6,600         274
  *Toys "R" Us                             28,000         609
  Wal-Mart Stores, Inc.                   232,500       5,202
  Walgreen Company                         24,900         744
  *Woolworth Corp.                         13,400         174
                                                     --------
      Total                                            18,689
                                                     --------
SAVINGS & LOAN (0.2%)
  H.F. Ahmanson & Company                  11,900         315
  Golden West Financial Corp.               5,900         326
  Great Western Financial Corp.            13,800         352
                                                     --------
      Total                                               993
                                                     --------

                                                      MARKET
                                                      VALUE
                                         SHARES      (000'S)
                                       ----------    --------
SOAPS & TOILETRIES (2.2%)
  Alberto-Culver Company                    2,800    $     96
  Avon Products, Inc.                       6,900         520
  The Clorox Company                        5,400         387
  Colgate-Palmolive Co.                    14,700       1,033
  Gillette Company                         44,900       2,340
  International Flavors &
    Fragrances, Inc.                       11,300         542
  The Procter & Gamble Company             69,600       5,777
                                                     --------
      Total                                            10,695
                                                     --------
STEEL (0.3%)
  *Armco Inc.                              10,400          61
  Bethlehem Steel Corporation              11,200         157
  Inland Steel Industries, Inc.             4,900         123
  Nucor Corp.                               8,800         503
  USX-Marathon Group                       30,100         587
  USX-U S Steel Group Inc.                  8,300         255
                                                     --------
      Total                                             1,686
                                                     --------
TELECOMMUNICATIONS (3.2%)
  AT&T Corporation                        160,500      10,392
  *Andrew Corporation                       3,950         151
  Cox Communications                            2           0
  *DSC Communications Corp.                11,600         428
  Motorola, Inc.                           59,700       3,403
  Northern Telecom Limited                 25,700       1,105
  Scientific-Atlanta, Inc.                  7,800         117
  *Tellabs Inc.                             8,900         329
                                                     --------
      Total                                            15,925
                                                     --------
TOBACCO (1.9%)
  American Brands, Inc.                    19,100         852
  Philip Morris Companies, Inc.            85,000       7,693
  UST Incorporated                         19,800         661
                                                     --------
      Total                                             9,206
                                                     --------
TRANSPORTATION-MISC. (0.0%)
  Pittston Services Group                   4,200         132
                                                     --------
TRUCKING-SHIPPING (0.2%)
  Caliber Systems Inc.                      4,000         196
  Consolidated Freightways, Inc.            4,400         117
  *Federal Express Corp.                    5,700         421
  Ryder System, Inc.                        8,000         198
  Yellow Corp.                              2,800          35
                                                     --------
      Total                                               967
                                                     --------
UTILITY-ELECTRIC (3.5%)
  American Electric Power Co., Inc.        18,800         761
  Baltimore Gas & Electric Co.             14,900         425
  Carolina Power & Light Company           15,700         542
  Central & South West Corporation         19,400         541
  Cinergy Corporation                      15,817         484
  Consolidated Edison Co. of New
    York                                   23,800         762
  Detroit Edison Company                   14,900         514
  Dominion Resources Inc.                  17,600         726
  Duke Power Company                       20,700         981

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                           INDEX 500 STOCK PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                      MARKET
                                                      VALUE
                                         SHARES      (000'S)
                                       ----------    --------
COMMON STOCK (CONTINUED)
UTILITY-ELECTRIC (CONTINUED)
  Entergy Corporation                      23,000    $    673
  FPL Group, Inc.                          18,700         867
  General Public Utilities                 11,800         401
  Houston Industries Incorporated          26,600         645
  Niagara Mohawk Power Corporation         14,600         141
  Northern States Power Company             6,900         339
  Ohio Edison Company                      15,400         362
  PECO Energy Company                      22,500         678
  Pacific Enterprises                       8,600         243
  Pacific Gas & Electric Co.               42,900       1,217
  PacifiCorp                               28,800         612
  Public Service Enterprise Group,
    Inc.                                   24,800         760
  SCECorp                                  45,100         801
  Southern Company                         67,400       1,660
  Texas Utilities Company                  22,900         942
  UNICOM Corp.                             21,700         711
  Union Electric Company                   10,300         430
                                                     --------
      Total                                            17,218
                                                     --------
UTILITY-GAS (0.6%)
  *Columbia Gas System Inc.                 5,100         224
  Consolidated Natural Gas Co.              9,400         427
  Enron Corp.                              25,500         972
  ENSERCH Corporation                       6,900         112
  Nicor Inc.                                5,100         140
  Noram Energy Corporation                 12,500         111
  ONEOK, Inc.                               2,700          62
  Panhandle Eastern Corporation            15,200         424
  Peoples Energy Corporation                3,500         111
  Williams Companies, Inc.                 10,300         452
                                                     --------
      Total                                             3,035
                                                     --------
UTILITY-TELEPHONE (6.1%)
  *Airtouch Communications                 50,000       1,413
  ALLTEL Corp.                             19,100         563
  Ameritech Corporation                    56,100       3,310

                                                      MARKET
                                        SHARES/       VALUE
                                          PAR        (000'S)
                                       ----------    --------
UTILITY-TELEPHONE (CONTINUED)
  Bell Atlantic Corporation                44,200    $  2,956
  Bellsouth Corporation                   100,500       4,372
  GTE Corporation                          98,200       4,321
  MCI Communications Corporation           68,600       1,792
  NYNEX Corp.                              43,200       2,333
  Pacific Telesis Group                    43,400       1,459
  SBC Communications Incorporated          61,700       3,548
  Sprint Corporation                       35,300       1,408
  U S West Inc.                            47,600       1,702
  *U S West Media Group                    47,600         904
                                                     --------
      Total                                            30,081
                                                     --------
      Total Common Stock                              464,866
                                                     --------
PREFERRED STOCK (0.0%)
DIVERSIFIED (0.0%)
  Teledyne, Inc.                              209    $      3
                                                     --------
      Total Preferred Stock                                 3
                                                     --------
MONEY MARKET INVESTMENTS (5.9%)
CHEMICALS (0.7%)
  +E.I. du Pont de Nemours, 5.77%,
    1/10/96                            $3,500,000    $  3,495
                                                     --------
FEDERAL GOVERNMENT & AGENCIES (0.4%)
  +U.S. Treasury, 5.23%, 5/30/96        2,000,000       1,956
                                                     --------
FINANCIAL SERVICES (1.6%)
  +IBM Credit Corporation, 5.71%,
    1/4/96                              7,900,000       7,896
                                                     --------
PRINTING & PUBLISHING (1.6%)
  +Gannett Company Inc., 5.75%,
    1/10/96                             8,000,000       7,989
                                                     --------
TOBACCO (1.6%)
  +Philip Morris Companies, Inc.,
    5.58%, 1/17/96                      8,000,000       7,980
                                                     --------
      Total Money Market Investments                   29,316
                                                     --------
      Total Investments                              $494,185
                                                     ========

* Non-Income Producing

+ Held by the custodian in a segregated account as collateral for open financial futures contracts. Information regarding open futures contracts as of December 31, 1995 is summarized below:

                                                         UNREALIZED
                                                        APPRECIATION
                          NUMBER OF     EXPIRATION     (DEPRECIATION)
         ISSUER           CONTRACTS        DATE           (000'S)
  --------------------    ---------     ----------     --------------
  S&P 500 Stock Index         83        March 1996          $753
  S&P 500 Stock Index         11        June 1996             (5)
                                                          ------
        Total                                               $748

    The Accompanying Notes are an Integral Part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                             GROWTH STOCK PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                      MARKET
                                                       VALUE
                                          SHARES      (000'S)
                                        ----------    -------
COMMON STOCK (93.1%)
AEROSPACE (1.2%)
  Boeing Company                            13,000    $ 1,019
                                                      -------
AIRLINES (1.5%)
  *AMR Corporation                           3,600        267
  Delta Air Lines, Inc.                      5,000        369
  *Midwest Express Holdings, Inc.           25,000        694
                                                      -------
      Total                                             1,330
                                                      -------
AUTO & TRUCKS (1.0%)
  Chrysler Corporation                      16,100        891
                                                      -------
AUTO RELATED (1.2%)
  Echlin Inc.                               14,600        533
  Magna International Inc.                  12,200        528
                                                      -------
      Total                                             1,061
                                                      -------
BANKS (4.5%)
  Chase Manhattan Corporation               18,000      1,091
  Citicorp                                  10,900        733
  First Interstate Bancorp                   5,500        751
  First Union Corporation                   16,100        896
  Mellon Bank Corporation                    7,300        392
                                                      -------
      Total                                             3,863
                                                      -------
BEVERAGES (2.1%)
  Coca-Cola Company                          8,600        639
  Pepsico Inc.                              20,700      1,157
                                                      -------
      Total                                             1,796
                                                      -------
CHEMICALS (2.4%)
  Air Products & Chemicals, Inc.            13,700        723
  E.I. du Pont de Nemours & Co.             10,150        709
  PPG Industries Inc.                       13,100        599
                                                      -------
      Total                                             2,031
                                                      -------
CHEMICALS-SPECIALITY (2.4%)
  Avery Dennison Corp.                      15,000        752
  Ecolab, Inc.                              26,000        780
  Nalco Chemical Company                    17,000        512
                                                      -------
      Total                                             2,044
                                                      -------
COAL, GAS AND PIPELINE (0.9%)
  Sonat Inc.                                21,000        748
                                                      -------
DIVERSIFIED (0.2%)
  Minnesota Mining & Manufacturing
    Company                                  2,500        166
                                                      -------
DRUGS (3.8%)
  *Forest Laboratories Inc.                 15,200        688
  Eli Lilly & Company                       11,600        653
  Merck & Co., Inc.                         17,000      1,118
  Pfizer Inc.                               12,600        794
                                                      -------
      Total                                             3,253
                                                      -------
ELECTRICAL EQUIPMENT (3.6%)
  Emerson Electric Co.                      15,000      1,226
  General Electric Company                  14,100      1,015
  W.W. Grainger, Inc.                       12,600        835
                                                      -------
      Total                                             3,076
                                                      -------

                                                      MARKET
                                                       VALUE
                                          SHARES      (000'S)
                                        ----------    -------
ELECTRONICS (3.0%)
  AVX Corporation                           10,000    $   265
  *Applied Materials Inc.                   19,300        760
  Intel Corp.                               12,000        681
  Molex Inc.                                29,408        901
                                                      -------
      Total                                             2,607
                                                      -------
ENVIRONMENTAL CONTROL (0.8%)
  Browning-Ferris Industries Inc.           24,200        714
                                                      -------
FINANCIAL SERVICES (2.6%)
  Dean Witter, Discover & Co.               11,300        531
  *Donaldson, Lufkin & Jenrette             30,000        937
  Franklin Resources                        14,800        746
                                                      -------
      Total                                             2,214
                                                      -------
FOOD SERVICE/LODGING (3.1%)
  *Harrah's Entertainment                   29,000        703
  McDonald's Corporation                    21,500        970
  *Promus Hotels                            45,000      1,001
                                                      -------
      Total                                             2,674
                                                      -------
FOODS (3.6%)
  CPC International Corp.                   14,600      1,002
  Campbell Soup Company                     15,500        930
  General Mills, Inc.                       16,800        970
  Kellogg Company                            3,000        232
                                                      -------
      Total                                             3,134
                                                      -------
HOSPITAL SUPPLIES (5.2%)
  Columbia/HCA Healthcare Corp.             22,400      1,137
  Guidant Corp.                             18,000        760
  Johnson & Johnson                         15,100      1,293
  Manor Care, Inc.                           3,800        133
  United Healthcare Corp.                   18,000      1,179
                                                      -------
      Total                                             4,502
                                                      -------
HOUSEWARES (1.2%)
  Newell Co.                                41,500      1,074
                                                      -------
INSURANCE (4.4%)
  Aetna Life & Casualty Company             12,300        852
  CIGNA Corporation                          9,000        929
  PMI Group Inc.                            15,000        679
  Prudential Reinsurance, Inc.              57,000      1,332
                                                      -------
      Total                                             3,792
                                                      -------
LEISURE RELATED (2.3%)
  Walt Disney Company                       16,700        985
  Mattel, Inc.                              31,425        966
                                                      -------
      Total                                             1,951
                                                      -------
MACHINERY (1.0%)
  Deere & Company                            4,600        162
  Ingersoll-Rand Company                    20,000        702
                                                      -------
      Total                                               864
                                                      -------
OFFICE EQUIPMENT (3.7%)
  *BT Office Products International         45,000        720
  Hewlett-Packard Company                   14,000      1,172
  International Business Machines
    Corp.                                   14,500      1,330
                                                      -------
      Total                                             3,222
                                                      -------

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                             GROWTH STOCK PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                      MARKET
                                                       VALUE
                                          SHARES      (000'S)
                                        ----------    -------
COMMON STOCK (CONTINUED)
OFFICE EQUIPMENT-SERVICES (4.9%)
  Alco Standard Corporation                 25,200    $ 1,150
  Automatic Data Processing, Inc.            2,400        178
  DST Systems, Inc.                         40,000      1,140
  General Motors, Class E                   23,100      1,201
  *Microsoft Corporation                     5,800        509
                                                      -------
      Total                                             4,178
                                                      -------
OIL & GAS-DOMESTIC (1.5%)
  Ashland, Inc.                              9,100        320
  Tosco Corp.                                5,000        191
  Unocal Corp.                              27,700        807
                                                      -------
      Total                                             1,318
                                                      -------
OIL & GAS-INTERNATIONAL (4.6%)
  Amoco Company                             12,100        870
  British Petroleum Co. Ltd.                 6,800        694
  Exxon Corporation                         10,900        873
  Mobil Corporation                          9,800      1,098
  Texaco Inc.                                5,400        424
                                                      -------
      Total                                             3,959
                                                      -------
PAPER (0.6%)
  International Paper Company               14,000        530
                                                      -------
PRINTING & PUBLISHING (1.5%)
  McGraw-Hill Companies                      8,100        706
  Tribune Company                            9,500        581
                                                      -------
      Total                                             1,287
                                                      -------
RAILROADS (3.9%)
  Burlington Northern Santa Fe              11,300        881
  +Canadian National Railway Co.            75,000      1,687
  *Southern Pacific Transportation
    Co.                                     32,000        768
                                                      -------
      Total                                             3,336
                                                      -------
RETAIL-FOOD (0.9%)
  Albertson's, Inc.                         23,100        759
                                                      -------
RETAIL-GENERAL (6.3%)
  Dayton Hudson Corporation                  5,600        420
  *Federated Department Stores              24,200        665
  Home Depot, Inc.                          27,200      1,302
  *OfficeMax, Inc.                          51,200      1,146
  J.C. Penney Company, Inc.                 13,100        624
  Wal-Mart Stores, Inc.                     20,200        452
  Walgreen Company                          26,600        795
                                                      -------
      Total                                             5,404
                                                      -------

                                                      MARKET
                                         SHARES/       VALUE
                                           PAR        (000'S)
                                        ----------    -------
SOAPS & TOILETRIES (2.5%)
  Colgate-Palmolive Co.                      9,000    $   632
  Gillette Company                          14,000        730
  The Procter & Gamble Company               9,700        805
                                                      -------
      Total                                             2,167
                                                      -------
TELECOMMUNICATIONS (5.2%)
  AT&T Corporation                          19,800      1,282
  *DSC Communications Corp.                 12,500        461
  Frontier Corp.                            35,600      1,068
  Motorola, Inc.                            13,000        741
  *WorldCom, Inc.                           25,000        881
                                                      -------
      Total                                             4,433
                                                      -------
TOBACCO (0.8%)
  Philip Morris Companies, Inc.              8,000        724
                                                      -------
UTILITY-ELECTRIC (2.2%)
  Duke Power Company                        19,700        933
  FPL Group, Inc.                           11,800        547
  Southern Company                          17,900        441
                                                      -------
      Total                                             1,921
                                                      -------
UTILITY-TELEPHONE (2.5%)
  Ameritech Corporation                     12,400        732
  GTE Corporation                           19,600        862
  U S West Inc.                              9,500        340
  *U S West Media Group                      9,500        181
                                                      -------
      Total                                             2,115
                                                      -------
      Total Common Stock                               80,157
                                                      -------
MONEY MARKET INVESTMENTS (6.9%)
FINANCIAL SERVICES (1.2%)
  IBM Credit Corporation, 5.73%,
    1/4/96                              $1,000,000    $   999
                                                      -------
FOODS (1.9%)
  Cargill Incorporated, 5.75%, 1/2/96    1,600,000      1,600
                                                      -------
PRINTING & PUBLISHING (1.9%)
  Gannett Company Inc., 5.75%,
    1/10/96                              1,600,000      1,598
                                                      -------
TOBACCO (1.9%)
  ++Philip Morris Companies, Inc.
    5.58%, 1/17/96                       1,600,000      1,596
                                                      -------
      Total Money Market Investments                    5,793
                                                      -------
      Total Investments                               $85,950
                                                      =======

 * Non-Income Producing

 + Installment payment security purchased November 16, 1995, for which the Portfolio has paid $900,000 as of December 31, 1995. The Portfolio will make the final installment payment of approximately $600,000 on November 29, 1996.

++ $600,000 is segregated as collateral for future payment of the installment payment security.

    The Accompanying Notes are an Integral Part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                       GROWTH AND INCOME STOCK PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                      MARKET
                                                      VALUE
                                        SHARES       (000'S)
                                      ----------     --------
COMMON STOCK (95.8%)
AEROSPACE (1.6%)
  Boeing Company                          10,500     $    823
  Sundstrand Corp.                        20,200        1,422
                                                     --------
      Total                                             2,245
                                                     --------
AUTO & TRUCKS (2.1%)
  General Motors Corporation              53,100        2,808
                                                     --------
AUTO RELATED (0.9%)
  Cooper Tire & Rubber Company            47,500        1,170
                                                     --------
BANKS (6.9%)
  BankAmerica Corporation                 40,600        2,629
  First Union Corporation                 32,200        1,791
  Firstar Corporation                     44,300        1,755
  NationsBank Corp.                       36,300        2,527
  Standard Federal Bancorp                17,800          701
                                                     --------
      Total                                             9,403
                                                     --------
BEVERAGES (2.9%)
  Anheuser-Busch Companies Inc.            9,600          642
  Pepsico Inc.                            58,100        3,246
                                                     --------
      Total                                             3,888
                                                     --------
BROADCASTING (0.5%)
  Turner Broadcasting System              25,500          663
                                                     --------
BUILDING & CONSTRUCTION (0.6%)
  *USG Corporation                        29,400          882
                                                     --------
CHEMICALS (3.2%)
  Albemarle Corporation                   73,900        1,432
  E.I. du Pont de Nemours & Co.           19,100        1,335
  Freeport McMoRan Copper & Gold Inc.      1,029           26
  Union Carbide Corporation               42,400        1,590
                                                     --------
      Total                                             4,383
                                                     --------
CHEMICALS-SPECIALITY (0.7%)
  Wellman Inc.                            43,300          985
                                                     --------
COAL, GAS AND PIPELINE (0.8%)
  Anadarko Petroleum Corp.                21,000        1,137
                                                     --------
DIVERSIFIED (2.8%)
  Allied Signal Inc.                      62,200        2,954
  *Coltec Industries Inc.                 70,500          819
                                                     --------
      Total                                             3,773
                                                     --------
DRUGS (3.8%)
  *Forest Laboratories Inc.               30,900        1,398
  Eli Lilly & Company                     43,800        2,374
  Warner-Lambert Company                  13,200        1,282
                                                     --------
      Total                                             5,054
                                                     --------
ELECTRICAL EQUIPMENT (3.6%)
  General Electric Company                36,500        2,628
  W.W. Grainger, Inc.                     33,800        2,239
                                                     --------
      Total                                             4,867
                                                     --------
ELECTRONICS (1.9%)
  General Instrument Corp.                57,300        1,339
  Hewlett-Packard Company                 15,500        1,298
                                                     --------
      Total                                             2,637
                                                     --------

                                                      MARKET
                                                      VALUE
                                        SHARES       (000'S)
                                      ----------     --------
ENVIRONMENTAL CONTROL (0.9%)
  Wheelabrator Technologies Inc.          70,700     $  1,184
                                                     --------
FINANCIAL SERVICES (1.4%)
  Dean Witter, Discover & Co.             26,500        1,246
  Great Western Financial Corp.           25,800          658
                                                     --------
      Total                                             1,904
                                                     --------
FOODS (0.8%)
  General Mills, Inc.                     17,900        1,034
                                                     --------
HOSPITAL SUPPLIES (6.4%)
  Bausch & Lomb Inc.                      60,500        2,397
  Columbia/HCA Healthcare Corp.           40,700        2,066
  Healthcare Retirement Corp.             42,900        1,502
  Humana, Inc.                            99,800        2,732
                                                     --------
      Total                                             8,697
                                                     --------
INSURANCE (2.9%)
  AMBAC, Inc.                             24,400        1,144
  First Colony Corporation                34,100          865
  Providian Corporation                   46,800        1,907
                                                     --------
      Total                                             3,916
                                                     --------
LEISURE RELATED (2.2%)
  *Circus Circus Enterprises              68,500        1,909
  International Game Technology          100,900        1,097
                                                     --------
      Total                                             3,006
                                                     --------
MACHINERY (1.4%)
  *Cooper Cameron Corp.                   16,760          595
  Cooper Industries, Inc.                 35,462        1,303
                                                     --------
      Total                                             1,898
                                                     --------
MEDIA (1.9%)
  *Tele-Communications, Inc.             129,200        2,568
                                                     --------
METALS & MINING (1.8%)
  Aluminum Co. of America                 47,200        2,496
                                                     --------
OFFICE EQUIPMENT (1.5%)
  Quantum Corp.                           73,300        1,182
  *Read-Rite Corporation                  39,800          925
                                                     --------
      Total                                             2,107
                                                     --------
OFFICE EQUIPMENT-SERVICES (2.0%)
  Adobe Systems Incorporated              10,000          620
  Autodesk, Inc.                          36,200        1,240
  *Novell, Inc.                           58,700          836
                                                     --------
      Total                                             2,696
                                                     --------
OIL & GAS-DOMESTIC (2.8%)
  Ashland, Inc.                           57,000        2,002
  Sun Company, Inc.                       32,000          876
  Unocal Corp.                            32,600          949
                                                     --------
      Total                                             3,827
                                                     --------
OIL & GAS-INTERNATIONAL (5.2%)
  British Petroleum Co. Ltd.               8,600          878
  Chevron Corp.                           28,000        1,470
  Royal Dutch Petroleum Co., ADR          21,900        3,091
  Texaco Inc.                             21,900        1,719
                                                     --------
      Total                                             7,158
                                                     --------

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                       GROWTH AND INCOME STOCK PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                      MARKET
                                                      VALUE
                                        SHARES       (000'S)
                                      ----------     --------
COMMON STOCK (CONTINUED)
PAPER (0.9%)
  Mead Corp.                              22,600     $  1,181
                                                     --------
PRINTING & PUBLISHING (0.5%)
  Time Warner Inc.                        17,800          674
                                                     --------
PROFESSIONAL SERVICES (2.5%)
  Service Corporation International       76,400        3,362
                                                     --------
RAILROADS (2.1%)
  Union Pacific Corporation               44,500        2,937
                                                     --------
RETAIL-GENERAL (4.8%)
  Melville Corporation                    24,200          744
  Nordstrom, Inc.                         25,400        1,029
  J.C. Penney Company, Inc.               36,400        1,733
  *Symbol Technologies Inc.               20,500          810
  TJX Companies, Inc.                     11,000          208
  Wal-Mart Stores, Inc.                   90,100        2,016
                                                     --------
      Total                                             6,540
                                                     --------
SAVINGS & LOAN (0.9%)
  H.F. Ahmanson & Company                 44,700        1,184
                                                     --------
SOAPS & TOILETRIES (3.9%)
  Avon Products, Inc.                     12,700          957
  Colgate-Palmolive Co.                   28,000        1,967
  The Procter & Gamble Company            28,300        2,349
                                                     --------
      Total                                             5,273
                                                     --------
TELECOMMUNICATIONS (4.7%)
  AT&T Corporation                        44,000        2,849
  *Bay Networks                           45,100        1,855
  Motorola, Inc.                          30,600        1,744
                                                     --------
      Total                                             6,448
                                                     --------
TOBACCO (2.9%)
  Philip Morris Companies, Inc.           44,000        3,982
                                                     --------
TRUCKING-SHIPPING (1.1%)
  Consolidated Freightways, Inc.          57,000        1,510
                                                     --------

                                                      MARKET
                                       SHARES/        VALUE
                                         PAR         (000'S)
                                      ----------     --------
UTILITY-ELECTRIC (3.7%)
  Dominion Resources Inc.                 24,800     $  1,023
  Entergy Corporation                     44,400        1,299
  Public Service Co. of Colorado          34,900        1,235
  Western Resources                       46,200        1,542
                                                     --------
      Total                                             5,099
                                                     --------
UTILITY-TELEPHONE (4.3%)
  Bellsouth Corporation                   48,300        2,101
  MCI Communications Corporation          37,800          988
  U S West Inc.                           61,900        2,213
  *U S West Media Group                   33,200          631
                                                     --------
      Total                                             5,933
                                                     --------
      Total Common Stock                              130,509
                                                     --------
MONEY MARKET INVESTMENTS (4.2%)
CHEMICALS (0.7%)
  E.I. du Pont de Nemours & Co.,
    5.83%, 1/5/96                     $1,000,000     $    999
                                                     --------
FINANCIAL SERVICES (0.9%)
  General Electric Capital Corp.,
    5.76%, 1/17/96                       600,000          599
  IBM Credit Corporation, 5.73%,
    1/4/96                               600,000          600
                                                     --------
      Total                                             1,199
                                                     --------
PRINTING & PUBLISHING (0.4%)
  Gannett Company Inc., 5.75%,
    1/10/96                              600,000          599
                                                     --------
TOBACCO (2.2%)
  Philip Morris Companies, Inc.,
    5.78%, 1/5/96                      3,000,000        2,998
                                                     --------
      Total Money Market
         Investments                                    5,795
                                                     --------
      Total Investments                              $136,304
                                                     ========

* Non-Income Producing

    The Accompanying Notes are an Integral Part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                       AGGRESSIVE GROWTH STOCK PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                      MARKET
                                                      VALUE
                                         SHARES      (000'S)
                                       ----------    --------
COMMON STOCK (93.7%)
AIRLINES (1.4%)
  *ValuJet, Inc.                          285,000    $  7,054
  *Western Pacific Airlines, Inc.          72,500       1,214
                                                     --------
      Total                                             8,268
                                                     --------
AUTO RELATED (1.8%)
  *Custom Chrome Inc.                     180,800       4,181
  *O'Reilly Automotive, Inc.              102,800       2,981
  *Thompson PBE, Inc.                     214,000       2,996
                                                     --------
      Total                                            10,158
                                                     --------
BANKS (0.9%)
  *Leader Financial Corp.                 138,900       5,191
                                                     --------
BEVERAGES (0.9%)
  *Robert Mondavi Corporation             185,900       5,135
                                                     --------
CHEMICALS (0.7%)
  A. Schulman Inc.                        174,950       3,936
                                                     --------
CHEMICALS-SPECIALITY (0.7%)
  Cambrex Corporation                      98,300       4,067
                                                     --------
CONSUMER PRODUCTS (1.7%)
  *Blythe Industries, Inc.                342,200      10,095
                                                     --------
DRUGS (1.4%)
  Cardinal Health Inc.                    150,312       8,230
                                                     --------
ELECTRICAL EQUIPMENT (1.3%)
  *Catalina Marketing Corporation          68,300       4,286
  *CIDCO Incorporated                     132,200       3,371
                                                     --------
      Total                                             7,657
                                                     --------
ELECTRONICS (5.2%)
  AVX Corporation                         125,000       3,312
  *Altera Corporation                      78,600       3,910
  *Applied Materials Inc.                  96,200       3,788
  *Electroglas, Inc.                      137,000       3,356
  *In Focus Systems Inc.                  127,600       4,610
  Methode Electronics Inc.                385,500       5,493
  Molex Inc.                              176,389       5,402
                                                     --------
      Total                                            29,871
                                                     --------
ENVIRONMENTAL CONTROL (1.3%)
  *TETRA Technologies, Inc.               336,250       7,650
                                                     --------
FINANCIAL SERVICES (2.9%)
  Investors Financial Services            115,900       2,405
  Money Store, Inc.                       300,750       4,699
  PMT Services, Inc.                      180,300       5,454
  WFS Financial Corporation               230,300       4,491
                                                     --------
      Total                                            17,049
                                                     --------
FOOD SERVICE/LODGING (2.4%)
  *Hospitality Franchise Systems,
    Inc.                                  167,500      13,693
                                                     --------
HOSPITAL SUPPLIES (18.2%)
  *Access Health, Inc.                     47,000       2,080
  *American Medical Response Inc.         202,800       6,591
  *Apria Healthcare Group, Inc.           100,000       2,825
  Columbia/HCA Healthcare Corp.           118,200       5,999
  Compdent Corporation                    161,800       6,715
  *Gulf South Medical Supply, Inc.        290,000       8,772
  *Heart Technology                       228,500       7,512
  *Inbrand Corporation                    344,050       5,677
  *Medaphis Corporation                   167,400       6,194
  *MediSense Inc.                         252,000       7,969
  *Patterson Dental Company               226,250       6,109
  *PhyCor, Inc.                            59,100       2,988
  *Physician Sales & Service, Inc.        100,000       2,850
  *Quorum Health Group, Inc.              216,300       4,759

                                                      MARKET
                                                      VALUE
                                         SHARES      (000'S)
                                       ----------    --------
HOSPITAL SUPPLIES (CONTINUED)
  *Respironics Inc.                       265,800    $  5,582
  *Sybron, Inc.                           264,200       6,275
  *United Dental Care, Inc.               104,100       4,294
  United Healthcare Corp.                  61,700       4,041
  *Ventritex, Inc.                        113,000       1,963
  *Vivra Incorporated                     243,300       6,113
                                                     --------
      Total                                           105,308
                                                     --------
HOUSEHOLD FURNITURE (1.3%)
  *Department 56, Inc.                    189,200       7,261
                                                     --------
INSURANCE (1.4%)
  Amerin Corp.                             52,000       1,391
  PMI Group Inc.                          147,600       6,679
                                                     --------
      Total                                             8,070
                                                     --------
LEISURE RELATED (2.8%)
  *Broderbund Software Inc.                56,100       3,408
  The Marcus Corporation                  124,050       3,396
  *Scientific Games Holding Corp.         213,900       8,075
  *Studio Plus Hotels Inc.                 40,500       1,043
                                                     --------
      Total                                            15,922
                                                     --------
OFFICE EQUIPMENT (6.0%)
  *Nu-Kote Holdings Inc. -- "A"
    Series                                377,200       6,412
  *Peak Technologies                      209,300       6,541
  *Tivoli Systems Inc.                    166,700       5,626
  *Viking Office Products Inc.            175,200       8,147
  *Zebra Technologies                     239,200       8,133
                                                     --------
      Total                                            34,859
                                                     --------
OFFICE EQUIPMENT-SERVICES (13.2%)
  American Management System Inc.         255,650       7,669
  *Corporate Express, Inc.                203,400       6,127
  Danka Business Systems                  194,900       7,211
  First Data Corporation                  147,095       9,837
  HBO & Co.                                75,000       5,747
  *Hyperion Software                      290,600       6,175
  Medic Computer Systems, Inc.             86,200       5,215
  *Metatools, Inc.                         42,000       1,092
  Paychex Incorporated                    131,330       6,550
  *Peoplesoft, Inc.                       157,400       6,768
  SPS Transactional Services, Inc.        136,700       4,050
  *TESSCO Technologies Incorporated       190,700       5,435
  *Transaction Systems Architects         132,000       4,455
                                                     --------
      Total                                            76,331
                                                     --------
OIL & GAS PROGRAMS (0.8%)
  Parker And Parsley Petroleum Co.        199,400       4,387
                                                     --------
OIL FIELD SERVICES (1.7%)
  Production Operators Corp.              144,300       4,762
  Tosco Corp.                             130,000       4,956
                                                     --------
      Total                                             9,718
                                                     --------
PAPER (0.9%)
  Wausau Paper Mills Company              193,055       5,261
                                                     --------
PROFESSIONAL SERVICES (4.2%)
  *CUC International Inc.                 229,350       7,827
  Cintas Corporation                      150,300       6,688
  *Interim Service                         92,000       3,197
  *Robert Half International Inc.         156,600       6,558
                                                     --------
      Total                                            24,270
                                                     --------
RAILROADS (1.2%)
  *Wisconsin Central Transportation       102,400       6,733
                                                     --------

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                       AGGRESSIVE GROWTH STOCK PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                      MARKET
                                                      VALUE
                                         SHARES      (000'S)
                                       ----------    --------
COMMON STOCK (CONTINUED)
RETAIL-APPAREL (0.6%)
  The Talbots, Inc.                       113,600    $  3,266
                                                     --------
RETAIL-GENERAL (7.7%)
  *DST Systems, Inc.                       93,800       2,673
  *Eastbay, Inc.                          128,000       2,528
  Fastenal Co.                            152,400       6,439
  Global Direct Mail Corp.                200,000       5,500
  *Kohl's Department Stores                75,000       3,937
  *Micro Warehouse Inc.                   105,400       4,559
  *Oakley, Inc.                           152,200       5,175
  *OfficeMax, Inc.                        316,200       7,075
  Tractor Supply Company                  221,200       4,369
  *Trend-Lines, Inc.                      231,000       2,310
                                                     --------
      Total                                            44,565
                                                     --------
SOFTWARE (0.9%)
  Sterling Software, Inc.                  85,000       5,302
                                                     --------
TELECOMMUNICATIONS (6.6%)
  *ADC Telecommunication                  118,300       4,318
  *APAC TeleServices, Inc.                118,400       3,952
  *AirTouch Communications                182,600       5,158
  *CellStar Corp.                          73,200       1,903
  *Firefox Communications, Inc.           110,000       2,585
  *LCI International                      291,200       5,970
  LIN Television Corp.                    121,500       3,615
  *Saville Systems PLC-ADR                200,000       2,850
  *Tellabs Inc.                           155,400       5,750
  *Uunet Technologies, Inc.                37,000       2,331
                                                     --------
      Total                                            38,432
                                                     --------

                                                      MARKET
                                        SHARES/       VALUE
                                          PAR        (000'S)
                                       ----------    --------
TRANSPORTATION (0.1%)
  Cronos Group                             40,000    $    470
                                                     --------
TRUCKING-SHIPPING (3.5%)
  *Eagle USA Airfreight, Inc.              20,000         525
  *Fritz Companies, Inc.                  286,200      11,877
  *Heartland Express Incorporated         237,827       4,697
  *Landstar System, Inc.                  125,000       3,344
                                                     --------
      Total                                            20,443
                                                     --------
      Total Common Stock                              541,598
                                                     --------
MONEY MARKET INVESTMENTS (6.3%)
CHEMICALS (1.3%)
  E.I. du Pont de Nemours & Co.,
    5.83%, 1/5/96                      $7,500,000    $  7,495
                                                     --------
FINANCIAL SERVICES (1.4%)
  IBM Credit Corporation,
    5.73%, 1/4/96                       8,000,000       7,996
                                                     --------
FOODS (0.8%)
  Cargill Incorporated,
    5.75%, 1/2/96                       5,000,000       4,999
                                                     --------
PRINTING & PUBLISHING (1.4%)
  Gannett Company Inc.,
    5.75%, 1/10/96                      8,000,000       7,989
                                                     --------
TOBACCO (1.4%)
  Philip Morris Companies, Inc.,
    5.58%, 1/17/96                      8,000,000       7,980
                                                     --------
      Total Money Market Investments                   36,459
                                                     --------
      Total Investments                              $578,057
                                                     ========

* Non-Income Producing

    The Accompanying Notes are an Integral Part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                         MARKET
                                                         VALUE
                                COUNTRY     SHARES      (000'S)
                                -------   -----------   --------
COMMON STOCKS (87.5%)
AIRLINES (1.3%)
  Singapore Airlines Ltd.        Sing.        205,000   $  1,913
  Qantas Airways (144A)         Austrl.       155,000      2,581
                                                        --------
      Total                                                4,494
                                                        --------
APPLIANCES & HOUSEHOLD DURABLES (1.5%)
  Sony Corporation               Jpn.          83,000      4,976
                                                        --------
AUTOMOBILES (2.5%)
  Renault SA                     Fr.          117,500      3,387
  Volvo Aktieboleget, B Free     Swe.         240,000      4,914
                                                        --------
      Total                                                8,301
                                                        --------
BANKING & CREDIT (15.6%)
  Argentina Corp. Bancaris de
    Espana, ADR                  Sp.          195,000      3,924
  Australia & New Zealand Bank
    Group                       Austrl.       926,097      4,343
  Banco de Andulucia             Sp.           30,000      4,370
  Banque National de Paris,
    ADR (144A)                   Fr.          117,000      5,284
  Barclay's Bank, PLC            U.K.         311,016      3,566
  Banco Bilboa Vizcaya           Sp.          162,500      5,844
  Banco Portugues de
    Investimentos                Port.         71,350        853
  Canadian Imperial Bank of
    Commerce                     Can.         177,000      5,266
  Deutsche Bank                  Ger.          88,000      4,171
  HSBC Holdings                  H.K.         278,237      4,210
  National Bank of Canada
    Montreal                     Can.         360,000      2,933
  Panin Bank                     Indo.        580,000        520
  Stadshypotek AB "A"            Swe.         120,000      2,403
  Svenska Handelsbanken S A      Swe.         252,000      5,236
                                                        --------
      Total                                               52,923
                                                        --------
BUILDING MATERIALS AND COMPONENTS (1.2%)
  Pioneer International Ltd.    Austrl.     1,600,000      4,127
                                                        --------
BUSINESS & PUBLIC SERVICE (4.5%)
  Esselte AB, Series A           Swe.         269,900      4,063
  SGS Holdings                   Swtz.          2,770      5,497
  Welsh Water PLC                U.K.         371,666      4,472
  *Waste Management PLC          U.K.          98,000      1,053
                                                        --------
      Total                                               15,085
                                                        --------
CHEMICALS (4.4%)
  Bayer AG                       Ger.          18,000      4,751
  European Vinyls Corp. EVC
    International                Neth.         36,525        949
  Rhone Poulenc S.A., Series A   Fr.          243,000      5,212
  Solvay Et Cie A NPV            Bel.           7,300      3,956
                                                        --------
      Total                                               14,868
                                                        --------
CONSTRUCTION AND HOUSING (1.2%)
  Daito Trust Construction Co.   Jpn.         195,000      2,304
  Kyudenko Corp.                 Jpn.         122,000      1,607
                                                        --------
      Total                                                3,911
                                                        --------
ELECTRICAL & ELECTRONICS (5.2%)
  BBC Brown, Boveri & Co.,
    Series A                     Swtz.          4,730      5,492

                                                         MARKET
                                                         VALUE
                                COUNTRY     SHARES      (000'S)
                                -------   -----------   --------
ELECTRICAL & ELECTRONICS (CONTINUED)
  Hitachi Ltd.                   Jpn.         450,000   $  4,533
  Alcatel Alsthom DG             Fr.           49,000      4,230
  BICC                           U.K.         815,000      3,482
                                                        --------
      Total                                               17,737
                                                        --------
ENERGY SOURCES (3.7%)
  Repsol SA                      Sp.          122,000      3,991
  Saga Petroleum, Series "A"     Nor.         260,000      3,471
  Societe Nationale Elf
    Aquitaine                    Fr.           70,301      5,186
                                                        --------
      Total                                               12,648
                                                        --------
FINANCIAL SERVICES (3.8%)
  AXA SA                         Fr.           27,000      1,822
  *Capital Portugal Fund         Port.         16,000      1,411
  Chile Fund                     U.S.          35,000        910
  India Fund, Series "B"         U.K.       1,256,515      2,118
  *JF Indonesia Fund Inc.        H.K.         456,600        502
  Korea International Trust      Kor.              52      2,964
  Thai Fund Inc.                 Thai          50,500      1,130
  Thailand International Fund    Thai              70      2,082
                                                        --------
      Total                                               12,939
                                                        --------
FOOD & HOUSEHOLD PRODUCTS (3.1%)
  Albert Fisher Group            U.K.       4,884,524      3,566
  Cafe de Coral Holdings, Ltd.   H.K.       7,072,000      1,610
  Hillsdown Holdings             U.K.       1,531,627      4,045
  Vitro SA NPV                   Mex.         768,400      1,195
                                                        --------
      Total                                               10,416
                                                        --------
FOREST PRODUCTS & PAPER (3.2%)
  Barito Pacific Timber          Indo.        937,000        686
  Carter Holt Harvey Ltd.        N.Z.       1,995,957      4,306
  Metsa-Serla OY "B"             Fin.          55,500      1,710
  Stora Kopparbergs, Series B
    Free                         Swed.        350,000      4,189
                                                        --------
      Total                                               10,891
                                                        --------
HEALTH & PERSONAL CARE (3.0%)
  Astra AB, Series A Free        Swed.        140,000      5,585
  Hafslund Nycomed "A"           Norw.        170,000      4,432
                                                        --------
      Total                                               10,017
                                                        --------
INSURANCE (4.8%)
  Aegon NV                       Neth.        117,837      5,212
  International Nederlanden
    Group                        Neth.         76,000      5,076
  London Insurance Group         Can.         162,600      3,289
  *Zurich Versicherung Namen     Swtz.          8,400      2,511
                                                        --------
      Total                                               16,088
                                                        --------
MACHINERY & ENGINEERING (1.3%)
  VA Technologies AG Bearer
    (144A)                       Aus.          30,000      3,806
  Hitachi Koki Co. Ltd.          Jpn.          75,000        680
                                                        --------
      Total                                                4,486
                                                        --------
MERCHANDISING (1.4%)
  Koninklijke Bijenkorf Beheer   Neth.         42,874      2,831
  Kwik Save Group                U.K.         226,100      1,756
                                                        --------
      Total                                                4,587
                                                        --------

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                         MARKET
                                                         VALUE
                                COUNTRY     SHARES      (000'S)
                                -------   -----------   --------
COMMON STOCKS (CONTINUED)
METALS & MINING (2.2%)
  Elkem A S Oslo ord A Free      Nor.         192,000   $  2,184
  *Inmet Mining Ltd.             Can.         192,500      1,410
  Pechiney Cert. D'Invest        Fr.           11,250        426
  *Union Miniere, NPV            Bel.          50,500      3,366
                                                        --------
      Total                                                7,386
                                                        --------
MULTI-INDUSTRY (5.5%)
  Amer Group "A"                 Fin.         175,000      2,732
  BTR Nylex Ltd.                Austrl.       324,000      1,582
  Hutchinson Whampoa             H.K.         798,000      4,850
  Jardine Matheson Holdings      H.K.         387,074      2,651
  Jardine Strategic Holdings     H.K.         971,830      2,974
  Swire Pacific Class "A"        H.K.         472,500      3,666
                                                        --------
      Total                                               18,455
                                                        --------
RAILROAD (0.8%)
  Brambles Ind. Ltd.            Austrl.       240,000      2,676
                                                        --------
TELECOMMUNICATIONS (6.9%)
  CIA De Telefonos Chile SA      Chile         36,500      3,025
  Nacional Financiera CNV        Mex.         101,300      3,356
  Phillipine Long Distance
    Telephone                    Phil.         61,000      3,302
  *SPT Telecom AS                Chez.         12,500      1,181
  Stet Di Risp Non-Conv.         Italy      2,320,000      4,734
  Telebras ADR                   Braz.         77,500      3,672
  Telefonica de Espana           Sp.          304,000      4,203
                                                        --------
      Total                                               23,473
                                                        --------
UTILITIES-ELECTRIC & GAS (9.1%)
  British Gas                    U.K.       1,025,000      4,045
  *CEZ Ceske Energeticke
    Zavody                       Chez.         79,690      2,881
  Electricidad De Caracas        Venz.      3,154,003      2,155
  Endesa National De Electric    Sp.           63,000      3,562
  Evn Energieversorgung          Aus.          32,000      4,392
  Hong Kong Electric             H.K.         990,000      3,252
  Iberdrola SA                   Sp.          587,500      5,367
  South Wales Electricity        U.K.         204,600      2,965
  *Veba AG Warrants, Exp.
    4/6/98                       Ger.          12,000      1,891
                                                        --------
      Total                                               30,510
                                                        --------

                                                         MARKET
                                            SHARES/      VALUE
                                COUNTRY       PAR       (000'S)
                                -------   -----------   --------
WHOLESALE & INTERNATIONAL TRADE (1.3%)
  Brierley Investments Ltd.      N.Z.       5,716,091   $  4,522
                                                        --------
      Total Common Stock                                 295,516
                                                        --------
PREFERRED STOCK (0.2%)
BUSINESS & PUBLIC SERVICE (0.2%)
  *Welsh Water PLC               U.K.         401,400   $    678
                                                        --------
MULTI-INDUSTRY (0.0%)
  Jardine Strategic Holding
    IDR                          H.K.         134,000        144
                                                        --------
      Total Preferred Stock                                  822
                                                        --------
BONDS (2.6%)
BANKING AND CREDIT (0.9%)
  CS Holding, 4 7/8%,11/19/02    U.K.     $ 1,995,000   $  3,132
                                                        --------
FINANCIAL SERVICES (0.7%)
  PIV Financial Inv. Cayman,
    4 1/2%, 12/1/00              H.K.       2,750,000      2,282
                                                        --------
TELECOMMUNICATIONS (1.0%)
  Comp de Inever Telecom, 7%,
    3/3/98                       Arg.          57,700      3,217
                                                        --------
      Total Bonds                                          8,631
                                                        --------
MONEY MARKET INVESTMENTS (9.7%)
FINANCIAL SERVICES (4.4%)
  American Express, 5.65%,
    1/2/96                       U.S.     $15,000,000   $ 15,000
                                                        --------
FEDERAL GOVERNMENT & AGENCIES (0.8%)
  U.S. Treasury Notes, 8.875%,
    2/15/96                      U.S.       2,850,000      2,862
                                                        --------
INSURANCE (4.5%)
  Prudential, 5.65%, 1/2/96      U.S.      15,350,000     15,350
                                                        --------
      Total Money Market
         Investments                                      33,212
                                                        --------
      Total Investments                                 $338,181
                                                        ========

* Non-Income Producing

    The Accompanying Notes are an Integral part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                             SELECT BOND PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                      MARKET
                                                      VALUE
                                          PAR        (000'S)
                                       ----------    --------
BONDS (83.6%)
AIRLINES (1.3%)
  Delta Air Lines, Inc., 9 3/4%,
    5/26/03                            $  546,000    $    638
  Delta Air Lines, Inc., 9 3/4%,
    6/1/03                              1,605,000       1,877
                                                     --------
      Total                                             2,515
                                                     --------
AUTO RELATED (1.3%)
  General Motors Corporation,
    8 4/5%, 3/1/21                      1,250,000       1,567
  Hertz Corp., 9.04%, 6/14/00             900,000       1,006
                                                     --------
      Total                                             2,573
                                                     --------
BANKS (1.0%)
  Natwest Capital Corporation,
    12 1/8%, 11/15/02                   1,700,000       1,886
                                                     --------
BEVERAGES (2.9%)
  Coca-Cola Enterprises, Inc.,
    8%, 1/4/05                          5,000,000       5,699
                                                     --------
CMO & LOAN-BACKED CERTIFICATES (15.8%)
  CIT RV Owner Trust, 6 1/4%,
    1/15/11                             2,188,935       2,214
  Federal Home Loan Mortgage Corp.,
    7 1/4%, 4/15/18                     2,425,000       2,453
  Federal Home Loan Mortgage Corp.,
    7%, 3/15/07                         1,875,000       1,921
  Federal Home Loan Mortgage Corp.,
    6%, 7/15/07                         3,900,000       3,908
  Federal Home Loan Mortgage Corp.,
    6 1/4%, 7/25/07                     3,850,000       3,908
  Federal Home Loan Mortgage Corp.,
    6 3/4%, 12/25/23                    3,500,000       3,452
  Ford Motor Credit Grantor Trust,
    5.9%, 10/15/00                      2,918,090       2,934
  Premier Auto Trust, 6.65%, 4/2/98     3,300,000       3,343
  Rural Housing Trust, 6.33%, 4/1/26    2,660,522       2,636
  Security Capital Industrial Trust,
    7.3%, 5/15/01                       2,000,000       2,017
  World Omni Grantor Trust,
    7.95%, 1/25/01                      2,000,000       2,042
                                                     --------
      Total                                            30,828
                                                     --------
CHEMICALS (1.1%)
  Dow Capital B.V., 8 1/2%, 6/8/10      1,800,000       2,152
                                                     --------
FEDERAL GOVERNMENT AND AGENCIES (27.2%)
  Federal Home Loan Mortgage Corp.,
    7%, 6/1/25                          6,231,741       6,288
  Government National Mortgage
    Assoc.,
    8 1/2%, 3/15/23                        12,276          13
  Government National Mortgage
    Assoc.,
    7%, 5/15/23                           513,979         521
  Government National Mortgage
    Assoc.,
    7 1/2%, 2/15/24                     1,934,796       1,990
  Government National Mortgage
    Assoc.,
    7%, 5/15/23                         3,175,829       3,218
  Government National Mortgage
    Assoc.,
    8 1/2%, 9/15/24                       514,312         540
  Government National Mortgage
    Assoc.,
    8 1/2%, 6/15/23                       374,415         393
  Government National Mortgage
    Assoc.,
    8 1/2%, 7/15/24                       124,011         130

                                                      MARKET
                                                      VALUE
                                          PAR        (000'S)
                                       ----------    --------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
  Government National Mortgage
    Assoc.,
    8 1/2%, 2/15/25                    $  201,464    $    212
  Government National Mortgage
    Assoc.,
    7 1/2%, 1/15/24                       912,938         939
  Government National Mortgage
    Assoc.,
    7 1/2%, 1/15/24                       936,665         963
  Government National Mortgage
    Assoc.,
    8 1/2%, 11/15/24                      326,485         343
  Government National Mortgage
    Assoc.,
    8 1/2%, 11/15/24                      342,126         359
  Government National Mortgage
    Assoc.,
    8 1/2%, 8/15/24                       409,502         430
  Government National Mortgage
    Assoc.,
    8 1/2%, 8/15/24                       327,513         344
  Government National Mortgage
    Assoc.,
    7 1/2%, 6/15/24                     1,717,829       1,767
  Government National Mortgage
    Assoc.,
    8 1/2%, 2/15/25                       154,084         162
  Government National Mortgage
    Assoc.,
    8 1/2%, 9/15/24                       387,325         407
  Government National Mortgage
    Assoc.,
    8 1/2%, 11/15/24                      351,439         369
  Government National Mortgage
    Assoc.,
    8 1/2%, 4/15/21                       306,455         322
  Government National Mortgage
    Assoc.,
    8 1/2%, 9/15/21                       225,579         237
  Government National Mortgage
    Assoc.,
    8 1/2%, 3/15/22                       320,087         336
  Government National Mortgage
    Assoc.,
    7%, 6/15/23                         2,913,178       2,952
  U.S. Treasury, 7 1/8%, 2/15/23        8,200,000       9,366
  U.S. Treasury, 7 1/2%, 11/15/24       1,500,000       1,802
  U.S. Treasury, 7 5/8%, 2/15/25       10,000,000      12,219
  U.S. Treasury, 6 7/8%, 8/15/25        1,000,000       1,128
  U.S. Treasury, 7 1/8%, 9/30/99        5,000,000       5,298
                                                     --------
      Total                                            53,048
                                                     --------
FINANCE COMPANIES (4.3%)
  Associates Corp. of North America,
    6 7/8%, 1/15/97                     2,200,000       2,231
  Associates Corp. of North America,
    7.95%, 2/15/10                      1,500,000       1,737
  Avco Financial Services, Inc.,
    5 7/8%, 10/15/97                    2,200,000       2,214
  Beneficial Corp., 6.86%, 11/19/97     2,200,000       2,250
                                                     --------
      Total                                             8,432
                                                     --------
FOODS (0.8%)
  Nabisco Inc., 8%, 1/15/00             1,500,000       1,595
                                                     --------
FOREIGN GOVERNMENT BONDS (2.5%)
  Province of Manitoba, 7 3/4%,
    7/17/16                             2,000,000       2,252
  Province of Quebec, 7 1/8%, 2/9/24    2,500,000       2,520
                                                     --------
      Total                                             4,772
                                                     --------
MEDIA (6.2%)
  News America Holdings Inc.,
    7 1/2%, 3/1/00                      3,500,000       3,672
  News America Holdings Inc.,
    8 1/4%, 8/10/18                     1,000,000       1,091

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                             SELECT BOND PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                      MARKET
                                                      VALUE
                                          PAR        (000'S)
                                       ----------    --------
BONDS (CONTINUED)
MEDIA (CONTINUED)
  Tele-Communications, Inc.,
    7 3/8%, 2/15/00                    $2,000,000    $  2,077
  Tele-Communications, Inc.,
    7 7/8%, 8/1/13                      2,000,000       2,067
  Time Warner Entertainment Inc.,
    8 7/8%, 10/1/12                     2,000,000       2,237
  Time Warner Inc., 7 3/4%, 6/15/05     1,000,000       1,043
                                                     --------
      Total                                            12,187
                                                     --------
OFFICE EQUIPMENT (1.6%)
  International Business Machines
    Corp., 6 3/8%, 11/1/97              3,000,000       3,049
                                                     --------
TOBACCO (2.6%)
  Philip Morris Companies, Inc.,
    9%, 5/15/98                         1,750,000       1,873
  Philip Morris Companies, Inc.,
    9 1/4%, 2/15/00                     1,000,000       1,118
  RJR Nabisco, Inc., 8 5/8%, 12/1/02    2,000,000       2,075
                                                     --------
      Total                                             5,066
                                                     --------
UTILITY-ELECTRIC (15.0%)
  Cleveland Electric Illuminating
    Co.,
    7 3/8%, 6/1/03                      1,000,000         945
  DTE Energy Company,
    5.41%, 5/1/97                       4,000,000       3,988
  Long Island Lighting Co.,
    9 5/8%, 7/1/24                      1,500,000       1,537
  Long Island Lighting Co.,
    7%, 3/1/04                          3,250,000       3,127
  Niagara Mohawk Power Corp.,
    5 7/8%, 9/1/02                      1,000,000         883
  Pacific Gas & Electric Co.,
    7 1/4%, 3/1/26                      3,500,000       3,509
  Pacific Gas & Electric Co.,
    5 3/8%, 8/1/98                      2,600,000       2,574
  Pennsylvania Power & Light Co.,
    5 1/2%, 4/1/98                      3,000,000       2,980
  PECO Energy Company,
    7 1/2%, 1/15/99                     1,500,000       1,571

                                                      MARKET
                                                      VALUE
                                          PAR        (000'S)
                                       ----------    --------
UTILITY-ELECTRIC (CONTINUED)
  PECO Energy Company,
    7 3/4%, 03/1/23                    $1,150,000    $  1,203
  Public Service Electric & Gas Co.,
    6 7/8%, 1/1/03                      2,250,000       2,332
  Texas Utilities Electric Co.,
    7 7/8%, 3/1/23                      2,250,000       2,406
  UNICOM Corp., 6 1/2%, 4/15/00         2,300,000       2,335
                                                     --------
      Total                                            29,390
                                                     --------
      Total Bonds                                     163,192
                                                     --------
MONEY MARKET INVESTMENTS (16.4%)
CHEMICALS (2.3%)
  E.I. du Pont de Nemours & Co.,
    5.83%, 1/5/96                      $4,600,000    $  4,597
                                                     --------
FINANCE COMPANIES (2.5%)
  American General Finance Corp.,
    8.88%, 3/15/96                      2,300,000       2,315
  Transamerica Financial Corp.,
    8.55%, 6/15/96                      2,500,000       2,534
                                                     --------
      Total                                             4,849
                                                     --------
FINANCIAL SERVICES (2.3%)
  IBM Credit Corporation,
    5.73%, 1/4/96                       4,500,000       4,498
                                                     --------
FOODS (4.7%)
  Nestle Capital Corp., 5.63%,
    1/4/96                              9,200,000       9,196
                                                     --------
PRINTING & PUBLISHING (2.3%)
  Gannett Company Inc.,
    5.75%, 1/10/96                      4,500,000       4,493
                                                     --------
TOBACCO (2.3%)
  Philip Morris Companies, Inc.
    5.58%, 1/17/96                      4,500,000       4,489
                                                     --------
      Total Money Market Investments                   32,122
                                                     --------
      Total Investments                              $195,314
                                                     ========

    The Accompanying Notes are an Integral Part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                           HIGH YIELD BOND PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                      MARKET
                                                       VALUE
                                           PAR        (000'S)
                                        ----------    -------
BONDS (96.4%)
APPAREL, TEXTILES & FOOTWEAR (4.9%)
  Guess, Inc., 9 1/2%, 8/15/03          $  500,000    $   487
  +Ithaca Industries, 11 1/8%,
    12/15/02                               700,000        280
  PT Inti Indorayon Utama, 9 1/8%,
    10/15/00                             1,000,000        923
  Tultex Corp., 10 5/8%, 3/15/05         1,000,000      1,018
                                                      -------
      Total                                             2,708
                                                      -------
AUTO RELATED (1.7%)
  Foamex L.P., 11 1/4%, 10/1/02          1,000,000        960
                                                      -------
BANKS (3.7%)
  Banamex (Nassau Branch), 9 1/8%,
    4/6/00 (144A)                          500,000        467
  Bancomer S.A., 8%, 7/7/98 (144A)         500,000        462
  First Nationwide Holdings, 12 1/4%,
    5/15/01                              1,000,000      1,120
                                                      -------
      Total                                             2,049
                                                      -------
BUILDING & CONSTRUCTION (2.9%)
  Primeco Inc., 12 3/4%, 3/1/05          1,500,000      1,568
                                                      -------
CABLE (7.9%)
  Adelphia Communications, 12 1/2%,
    5/15/02                              1,000,000        975
  CAI Wireless Systems Inc., 12 1/4%,
    9/15/02                              1,000,000      1,066
  ++Marcus Cable Operating, 13 1/2%,
    8/1/04                               1,000,000        741
  Rogers Cablesystems Limited, 10%,
    12/1/07                                500,000        531
  Rogers Communication Inc., 10 7/8%,
    4/15/04                                500,000        519
  Groupe Videotron Ltd., 10 5/8%,
    2/15/05                                500,000        533
                                                      -------
      Total                                             4,365
                                                      -------
CHEMICALS (3.8%)
  Acetex Corp., 9 3/4%, 10/1/03
    (144A)                               1,000,000      1,040
  NL Industries, Inc., 11 3/4%,
    10/15/03                             1,000,000      1,068
                                                      -------
      Total                                             2,108
                                                      -------
CONTAINERS (0.8%)
  Anchor Glass Container Corp.,
    10 1/4%, 6/30/02                       500,000        412
                                                      -------
FINANCE COMPANIES (2.8%)
  Trizec Finance, 10 7/8%, 10/15/05      1,500,000      1,547
                                                      -------
FOOD SERVICE/LODGING (2.7%)
  Fleming Companies, Inc., 10 5/8%,
    12/15/01                               500,000        495
  Host Marriott Corporation, 9 1/2%,
    5/15/05                              1,000,000        989
                                                      -------
      Total                                             1,484
                                                      -------
FOODS (0.8%)
  +Beatrice Foods, Inc., 12%, 12/1/01    1,500,000        450
                                                      -------

                                                      MARKET
                                                       VALUE
                                           PAR        (000'S)
                                                      -------
GAMING (10.2%)
  Aztar Corporation, 13 3/4%, 10/1/04   $1,000,000    $ 1,107
  Bally's Grand, 10 3/8%, 12/15/03       1,000,000      1,015
  Bally Park Place Funding, 9 1/4%,
    3/15/04                                500,000        505
  GNF Corp., 10 5/8%, 4/1/03             1,500,000      1,387
  Trump Hotels & Casino Resort,
    15 1/2%, 6/15/05                     1,000,000      1,070
  Trump Plaza Funding, 10 7/8%,
    6/15/01                                500,000        518
                                                      -------
      Total                                             5,602
                                                      -------
INSURANCE (1.9%)
  Reliance Group Holdings, 9 3/4%,
    11/15/03                             1,000,000      1,030
                                                      -------
LEISURE RELATED (1.8%)
  Samsonite Corporation, 11 1/8%,
    7/15/05                              1,000,000        980
                                                      -------
LODGING/RESORTS (3.7%)
  HMH Properties Inc., 9 1/2%,
    5/15/05                              1,000,000      1,021
  John Q Hammons Hotels LP, 9 3/4%,
    10/1/05 (144A)                       1,000,000      1,004
                                                      -------
      Total                                             2,025
                                                      -------
MOVIE THEATERS (1.5%)
  Cinemark USA, 12%, 6/1/02                750,000        806
                                                      -------
MISCELLANEOUS BASIC MATERIALS (0.7%)
  Tolmex S.A. De C.V., 8 3/8%,
    11/1/03                                500,000        400
                                                      -------
OFFICE EQUIPMENT (2.0%)
  United Stationer Supply Co.,
    12 3/4%, 5/1/05                      1,000,000      1,080
                                                      -------
OIL & GAS INDEPENDENT (4.6%)
  Bridas Corporation, 12 1/2%,
    11/15/99                             1,000,000        992
  Transtexas Gas, 11 1/2%, 6/15/02       1,500,000      1,549
                                                      -------
      Total                                             2,541
                                                      -------
PAPER (7.2%)
  Crown Paper Co., 11%, 9/1/05           1,000,000        875
  Indah Kiat International Finance,
    12 1/2%, 6/15/06                     1,000,000        993
  Rainy River Forest Products,
    10 3/4%, 10/15/01                      500,000        549
  Repap Wisconsin Incorporated,
    9 1/4%, 2/1/02                         500,000        475
  Repap New Brunswick, 10 5/8%,
    4/15/05                                500,000        488
  SD Warren Co., 12%, 12/15/04             500,000        550
                                                      -------
      Total                                             3,930
                                                      -------
PRINTING & PUBLISHING (1.9%)
  Herff Jones Inc., 11%, 8/15/05         1,000,000      1,063
                                                      -------
PROFESSIONAL SERVICES (1.5%)
  Kinder Care Learning Centers,
    10 3/8%, 6/1/01                        800,000        842
                                                      -------
REFINING (1.1%)
  ++Transamerican Refining, 18 1/2%,
    2/15/02                              1,000,000        605
                                                      -------

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                           HIGH YIELD BOND PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                      MARKET
                                                       VALUE
                                           PAR        (000'S)
                                        ----------    -------
BONDS (CONTINUED)
RETAIL-FOOD (10.2%)
  Brunos Inc., 10 1/2%, 8/1/05          $1,000,000    $   987
  Grand Union Company, 12%, 9/1/04       1,000,000        865
  Pathmark Stores, 11 5/8%, 6/15/02      1,500,000      1,508
  Penn Traffic Company,
    9 5/8%, 4/15/05                      1,000,000        775
  Pueblo Xtra International, 9 1/2%,
    8/1/03                                 500,000        468
  Ralphs Grocery Co., 11%, 6/15/05       1,000,000        975
                                                      -------
      Total                                             5,578
                                                      -------
SOAPS & TOILETRIES (1.9%)
  American Safety Razor Co., 9 7/8%,
    8/1/05                               1,000,000      1,015
                                                      -------
STEEL (1.6%)
  Algoma Steel, 12 3/8% 7/15/05          1,000,000        897
                                                      -------
TELECOMMUNICATIONS (4.0%)
  ++Bell Cablemedia Inc.,
    11 7/8%, 9/15/05 (144A)              1,778,600      1,121
  ++Telewest PLC, 11%, 10/1/07           1,750,000      1,052
                                                      -------
      Total                                             2,173
                                                      -------
TRUCKING-SHIPPING (3.8%)
  Gearbulk Holding Ltd., 11 1/4%,
    12/1/04                              1,000,000      1,067
  Stena AB, 10 1/2%, 12/15/05            1,000,000      1,020
                                                      -------
      Total                                             2,087
                                                      -------
UTILITY-GAS (2.0%)
  Petroleum Heat & Power, 12 1/4%,
    2/1/05                               1,000,000      1,115
                                                      -------

                                                      MARKET
                                           PAR/        VALUE
                                          SHARES      (000'S)
                                        ----------    -------
UTILITY-PROJECT (2.8%)
  CE Casecnan Water & Energy, Inc.
    11.95%, 11/15/10 (144A)             $1,000,000    $ 1,010
  California Energy, 9 7/8%, 6/30/03       500,000        520
                                                      -------
      Total                                             1,530
                                                      -------
      Total Bonds                                      52,950
                                                      -------
COMMON STOCK (0.3%)
DRUGS (0.1%)
  *Thrifty Payless Holdings                  9,500    $    40
                                                      -------
PAPER (0.2%)
  *SDW Holdings Corporation --
    Warrants                                20,000        100
                                                      -------
      Total Common Stock                                  140
                                                      -------
PREFERRED STOCK (1.1%)
PAPER (1.1%)
  SD Warren Co., 14%, 12/15/06              20,000    $   630
                                                      -------
      Total Preferred Stock                               630
                                                      -------
MONEY MARKET INVESTMENTS (2.2%)
CHEMICALS (1.8%)
  E.I. du Pont de Nemours & Co.,
    5.83%, 1/5/96                       $1,000,000    $   999
                                                      -------
FINANCIAL SERVICES (0.4%)
  IBM Credit Corporation, 5.73%,
    1/4/96                                 200,000        200
                                                      -------
      Total Money Market Investments                    1,199
                                                      -------
      Total Investments                               $54,919
                                                      =======

 * Non-Income Producing.

 + Defaulted Security.

++ Denotes deferred interest security that receives no coupon payments until a predetermined date at which time the stated coupon rate becomes effective.

    The Accompanying Notes are an Integral Part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                     MARKET
                                                     VALUE
                                         PAR        (000'S)
                                      ----------    --------
COMMERCIAL PAPER (96.5%)
BEVERAGES (4.5%)
  Pepsico, Inc., 5.75%, 9/6/96        $6,000,000    $  5,999
                                                    --------
DRUGS (4.7%)
  American Home Products Corp.,
    5.7%, 1/17/96                      6,200,000       6,184
                                                    --------
ELECTRICAL EQUIPMENT (9.8%)
  Emerson Electric Co., 5.85%,
    1/3/96                             6,500,000       6,498
  General Electric Company, 5.76%,
    1/12/96                            6,400,000       6,389
                                                    --------
      Total                                           12,887
                                                    --------
FINANCIAL SERVICES (3.8%)
  IBM Credit Corporation, 5.71%,
    1/11/96                            5,000,000       4,992
                                                    --------
FINANCE COMPANIES (23.1%)
  American General Finance Corp.,
    5.71%, 1/24/96                     6,200,000       6,177
  AT&T Capital Corp., 5.71%, 1/26/96   6,100,000       6,076
  Commercial Credit Company, 5.75%,
    1/25/96                            3,500,000       3,487
  Commercial Credit Group Inc.,
    5.81%, 1/17/96                     2,500,000       2,493
  Ford Motor Credit Company, 5.68%,
    1/31/96                            6,100,000       6,071
  Transamerica Financial Corp.,
    5.75%, 1/12/96                     6,100,000       6,089
                                                    --------
      Total                                           30,393
                                                    --------
FOODS (0.9%)
  Cargill Incorporated, 5.75%,
    1/2/96                             1,200,000       1,200
                                                    --------
LUMBER (4.9%)
  Weyerhaeuser Mortgage Company,
    5.65%, 1/8/96                      6,500,000       6,493
                                                    --------
OFFICE EQUIPMENT (5.9%)
  International Business Machines
    Corp.,
    5.75%, 1/11/96                     1,300,000       1,298
  Xerox Credit Corporation, 5.7%,
    1/8/96                             6,500,000       6,493
                                                    --------
      Total                                            7,791
                                                    --------

                                                     MARKET
                                                     VALUE
                                         PAR        (000'S)
                                      ----------    --------
PRINTING & PUBLISHING (4.8%)
  Gannett Company Inc., 5.82%,
    1/24/96                           $6,300,000    $  6,277
                                                    --------
RETAIL-GENERAL (4.7%)
  J.C. Penney Company, Inc., 5.66%,
    2/9/96                             6,200,000       6,162
                                                    --------
SOAPS & TOILETRIES (4.8%)
  Colgate-Palmolive Co., 5.7%,
    1/23/96                            6,300,000       6,278
                                                    --------
TOBACCO (8.8%)
  BAT Capital Corporation, 5.75%,
    1/17/96                            5,400,000       5,386
  Philip Morris Capital Corp.,
    5.67%, 2/2/96                      6,300,000       6,268
                                                    --------
      Total                                           11,654
                                                    --------
TELECOMMUNICATIONS (1.5%)
  Motorola, Inc., 5.75%, 1/3/96        2,000,000       1,999
                                                    --------
UTILITY-ELECTRIC (9.4%)
  National Rural Utility Finance
    Corp., 5.66%, 2/23/96              6,300,000       6,247
  Southern California Edison Co.,
    5.69%, 1/19/96                     6,100,000       6,083
                                                    --------
      Total                                           12,330
                                                    --------
UTILITY-TELEPHONE (4.9%)
  Bellsouth Telecommunication,
    5.75%, 1/9/96                      6,500,000       6,492
                                                    --------
      Total Commercial Paper                         127,131
                                                    --------
ASSET-BACKED SECURITIES (3.5%)
AUTO RELATED (3.5%)
  Carco Auto Loan Master Trust,
    5.905%, 10/16/00
    (Variable rate; puttable; coupon
    indexed to one month Commercial
    Paper rate plus 7.5 basis
    points; reset monthly)             4,550,000    $  4,550
                                                    --------
      Total Asset-Backed Securities                    4,550
                                                    --------
      Total Investments                             $131,681
                                                    ========

      The Accompany Notes are an Integral Part of the Financial Statements

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                               BALANCED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                     MARKET
                                                     VALUE
                                      SHARES        (000'S)
                                    -----------    ----------
COMMON STOCK (50.8%)
AEROSPACE (1.2%)
  Boeing Company                         78,400    $    6,145
  E G & G, Inc.                          12,000           291
  General Dynamics Corporation           14,400           851
  Lockheed Martin Corporation            45,861         3,623
  Loral Corporation                      39,200         1,387
  McDonnell Douglas Corporation          25,900         2,383
  Northrop Corporation                   11,300           723
  Raytheon Company                       55,800         2,637
  Rockwell International Corp.           49,700         2,628
  TRW Inc.                               14,900         1,155
  United Technologies Corp.              28,200         2,675
                                                   ----------
      Total                                            24,498
                                                   ----------
AIRLINES (0.1%)
  *AMR Corporation                       17,500         1,299
  Delta Air Lines, Inc.                  11,600           857
  Southwest Airlines Co.                 32,900           765
  *USAir Group, Inc.                     14,200           188
                                                   ----------
      Total                                             3,109
                                                   ----------
APPAREL, TEXTILES AND FOOTWEAR (0.2%)
  Brown Group, Inc.                       4,100            58
  *Fruit of the Loom Incorporated        17,400           424
  Liz Claiborne, Inc.                    17,200           477
  Nike, Inc.                             32,700         2,277
  Reebok International Ltd.              17,900           506
  Russell Corp.                           8,900           247
  Springs Industries, Inc.                4,600           190
  Stride Rite Corp.                      11,300            85
  VF Corporation                         14,600           770
                                                   ----------
      Total                                             5,034
                                                   ----------
AUTO & TRUCKS (1.0%)
  Chrysler Corporation                   87,500         4,845
  Ford Motor Company                    245,900         7,131
  General Motors Corporation            171,100         9,047
  *Navistar International Corp.          17,170           180
  PACCAR Incorporated                     8,895           375
                                                   ----------
      Total                                            21,578
                                                   ----------
AUTO RELATED (0.3%)
  Cooper Tire & Rubber Company           19,100           470
  Dana Corporation                       23,200           679
  Eaton Corporation                      17,800           955
  Echlin Inc.                            13,600           496
  Genuine Parts Company                  28,150         1,154
  Goodyear Tire & Rubber Company         34,900         1,584
  ITT Industries Inc.                    26,500           636
  Snap-On Incorporated                    9,200           416
                                                   ----------
      Total                                             6,390
                                                   ----------
BANKS (3.3%)
  Banc One Corporation                   90,282         3,408
  Bank of Boston Corporation             25,600         1,184
  Bank of New York Company Inc.          44,000         2,145
  BankAmerica Corporation                85,700         5,549
  Bankers Trust New York Corp.           17,900         1,190
  Barnett Banks Inc.                     22,200         1,310
  Boatmans Bancshares, Inc.              28,800         1,177
  Chase Manhattan Corporation            39,900         2,419
  Chemical Banking Corporation           57,700         3,390

                                                     MARKET
                                                     VALUE
                                      SHARES        (000'S)
                                    -----------    ----------
BANKS (CONTINUED)
  Citicorp                               97,300    $    6,543
  Comerica, Inc.                         26,200         1,051
  Corestates Financial Corp.             31,900         1,208
  First Bank System Inc.                 31,000         1,538
  First Chicago NBD Corp.                72,705         2,872
  First Fidelity Bancorporation          18,300         1,379
  First Interstate Bancorp               17,400         2,375
  First Union Corporation                39,300         2,186
  Fleet Financial Group Inc.             58,619         2,389
  KeyCorp                                52,100         1,889
  Mellon Bank Corporation                33,550         1,803
  J.P. Morgan & Company, Inc.            43,000         3,451
  National City Corp.                    33,700         1,116
  NationsBank Corp.                      62,100         4,324
  Norwest Corporation                    80,800         2,666
  PNC Financial Corp.                    52,700         1,700
  P P & L Resources Inc.                 36,200           905
  Republic New York Corporation          12,800           795
  Suntrust Banks Inc.                    26,100         1,788
  U.S. Bancorp of Oregon                 22,500           757
  Wachovia Corporation                   39,200         1,793
  Wells Fargo & Company                  11,000         2,376
                                                   ----------
      Total                                            68,676
                                                   ----------
BEVERAGES (1.9%)
  Anheuser-Busch Companies Inc.          58,500         3,912
  Brown-Forman Corp.                     15,800           577
  Coca-Cola Company                     288,700        21,436
  Adolph Coors Co.                        8,800           195
  Pepsico Inc.                          180,300        10,074
  Seagram Company Ltd.                   85,200         2,950
                                                   ----------
      Total                                            39,144
                                                   ----------
BUILDING & CONSTRUCTION (0.2%)
  Centex Corporation                      6,400           222
  Crane Co.                               7,000           258
  Kaufman & Broad Home Corp.              7,400           110
  Masco Corporation                      36,300         1,139
  *Owens Corning Fiberglas Corp.         11,600           521
  Pulte Corporation                       6,200           208
  Sherwin-Williams Company               19,500           795
                                                   ----------
      Total                                             3,253
                                                   ----------
BUILDING-FOREST PRODUCTS (0.3%)
  Boise Cascade Corporation              10,900           377
  Champion International                 22,100           928
  Georgia-Pacific Corp.                  20,800         1,427
  Louisiana Pacific Corporation          24,700           599
  Potlatch Corporation                    6,700           268
  Weyerhaeuser Company                   46,500         2,011
                                                   ----------
      Total                                             5,610
                                                   ----------
CHEMICALS (1.5%)
  Air Products & Chemicals, Inc.         25,600         1,350
  Dow Chemical Company                   61,600         4,335
  E.I. du Pont de Nemours & Company     127,000         8,874
  Eastman Chemical Company               18,575         1,163
  Ecolab, Inc.                           14,700           441
  *FMC Corporation                        8,400           568
  Freeport McMoRan Copper & Gold Inc.    46,600         1,311

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                               BALANCED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                     MARKET
                                                     VALUE
                                      SHARES        (000'S)
                                    -----------    ----------
COMMON STOCK (CONTINUED)
CHEMICALS (CONTINUED)
  B.F. Goodrich Company                   5,900    $      402
  W.R. Grace & Co.                       21,700         1,283
  Great Lakes Chemical                   14,800         1,066
  Hercules Incorporated                  25,500         1,438
  Mallinckrodt Group                     17,500           637
  Monsanto Company                       26,400         3,234
  PPG Industries Inc.                    46,400         2,123
  Praxair, Inc.                          31,700         1,066
  Rohm & Haas Company                    15,500           998
  Union Carbide Corporation              31,400         1,178
                                                   ----------
      Total                                            31,467
                                                   ----------
  CHEMICALS-SPECIALITY (0.2%)
  Avery Dennison Corp.                   12,200           612
  Engelhard Corp.                        32,800           713
  Morton International, Inc.             33,900         1,216
  Nalco Chemical Company                 15,500           467
  Sigma-Aldrich Corp.                    11,400           564
                                                   ----------
      Total                                             3,572
                                                   ----------
COAL, GAS & PIPELINE (0.1%)
  Eastern Enterprises                     4,600           162
  NACCO Industries, Inc.                  2,100           117
  Sonat Inc.                             19,800           705
                                                   ----------
      Total                                               984
                                                   ----------
CONTAINERS (0.1%)
  Ball Corporation                        6,900           190
  Bemis Company, Inc.                    11,800           302
  *Crown Cork & Seal Company,
    Inc.                                 20,600           860
                                                   ----------
      Total                                             1,352
                                                   ----------
DIVERSIFIED (1.1%)
  Allied Signal Inc.                     64,800         3,078
  Corning Inc.                           52,600         1,683
  Dial Corp.                             21,300           631
  ITT Corp.                              26,500         1,404
  Loews Corp.                            27,000         2,116
  Minnesota Mining & Manufacturing Co.   96,200         6,373
  National Service Industries,
    Inc.                                 11,100           359
  Ogden Corporation                      11,200           239
  *Teledyne, Inc.                        12,700           325
  Tenneco Inc.                           41,400         2,054
  Textron Inc.                           19,500         1,316
  Tyco Laboratories, Inc.                35,000         1,247
  Whitman Corporation                    24,000           558
  Worthington Industries                 20,800           433
                                                   ----------
      Total                                            21,816
                                                   ----------
DRUGS (3.3%)
  *Alza Corp.                            18,900           468
  American Home Products Corp.           70,900         6,877
  *Amgen Inc.                            60,600         3,598
  Bristol-Myers Squibb Company          116,100         9,970
  Eli Lilly & Company                   126,200         7,099
  Merck & Co., Inc.                     283,100        18,614
  Pharmacia & Upjohn Inc.               115,330         4,469
  Pfizer Inc.                           144,600         9,110

                                                     MARKET
                                                     VALUE
                                      SHARES        (000'S)
                                    -----------    ----------
DRUGS (CONTINUED)
  Schering-Plough Corporation            85,200    $    4,665
  Warner-Lambert Company                 30,900         3,001
                                                   ----------
      Total                                            67,871
                                                   ----------
ELECTRICAL EQUIPMENT (1.8%)
  Emerson Electric Co.                   51,400         4,202
  General Electric Company              387,800        27,922
  W.W. Grainger, Inc.                    11,600           769
  Honeywell Inc.                         29,100         1,415
  Raychem Corp.                          10,000           569
  Thomas & Betts Corporation              4,500           332
  Westinghouse Electric Corp.            89,800         1,482
                                                   ----------
      Total                                            36,691
                                                   ----------
ELECTRONICS (1.0%)
  *Advanced Micro Devices, Inc.          23,800           393
  AMP Incorporated                       49,836         1,912
  *Applied Materials Inc.                40,400         1,591
  Harris Corporation                      8,900           486
  Intel Corp.                           188,500        10,697
  *LSI Logic                             29,300           960
  Micron Technology                      47,200         1,870
  *National Semiconductor Corp.          28,300           630
  Perkin-Elmer Corporation                9,600           362
  Tektronix, Inc.                         7,600           373
  Texas Instruments Incorporated         43,000         2,225
                                                   ----------
      Total                                            21,499
                                                   ----------
ENGINEERING & CONSTRUCTION (0.1%)
  Fluor Corporation                      18,900         1,247
                                                   ----------
ENVIRONMENTAL CONTROL (0.3%)
  Browning-Ferris Industries Inc.        48,700         1,437
  Johnson Controls Inc.                   9,400           646
  Laidlaw Transportation Limited         67,300           690
  Millipore Corp.                        10,300           424
  Safety-Kleen Corp.                     13,200           206
  WMX Technologies, Inc.                111,000         3,316
                                                   ----------
      Total                                             6,719
                                                   ----------
FEDERAL GOVERNMENT AND AGENCIES (0.5%)
  Federal Home Loan Mortgage
    Corp.                                41,400         3,457
  Federal National Mortgage
    Assoc.                               62,500         7,758
                                                   ----------
      Total                                            11,215
                                                   ----------
FINANCIAL SERVICES (1.0%)
  American Express Company              111,600         4,617
  Beneficial Corp.                       12,100           564
  Dean Witter, Discover & Co.            38,650         1,817
  Household International Inc.           22,300         1,318
  MBNA Corp.                             33,950         1,252
  Marsh & McLennan Companies,
    Inc.                                 16,600         1,473
  Merrill Lynch & Co., Inc.              40,300         2,055
  Morgan Stanley Group Inc.              17,600         1,419
  Salomon Inc.                           24,400           866
  Transamerica Corporation               15,700         1,144
  Travelers Group Inc.                   73,146         4,599
                                                   ----------
      Total                                            21,124
                                                   ----------

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                               BALANCED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                     MARKET
                                                     VALUE
                                      SHARES        (000'S)
                                    -----------    ----------
COMMON STOCK (CONTINUED)
FOOD SERVICE/LODGING (0.5%)
  *Darden Restaurant Inc.                36,200    $      430
  *Harrah's Entertainment                23,500           570
  Hilton Hotels Corporation              11,000           677
  Luby's Cafeterias, Inc.                 5,300           118
  Marriott International                 28,700         1,098
  McDonald's Corporation                159,100         7,179
  *Ryan's Family Steak Houses,
    Inc.                                 12,200            85
  *Shoney's Inc.                          9,500            97
  Wendy's International, Inc.            23,400           497
                                                   ----------
      Total                                            10,751
                                                   ----------
FOODS (1.6%)
  Archer Daniels Midland Company        124,084         2,234
  CPC International Corp.                33,400         2,292
  Campbell Soup Company                  57,100         3,426
  ConAgra Inc.                           56,200         2,318
  General Mills, Inc.                    36,300         2,096
  H.J. Heinz Company                     83,650         2,771
  Hershey Foods Corp.                    17,800         1,157
  Kellogg Company                        50,200         3,878
  Pioneer Hi-Bred International          19,200         1,068
  Quaker Oats Company                    30,700         1,059
  Ralston Purina Group                   23,800         1,485
  Sara Lee Corporation                  109,800         3,500
  Unilever, N.V.                         36,600         5,152
  Wm. Wrigley Jr. Company                26,600         1,397
                                                   ----------
      Total                                            33,833
                                                   ----------
HOSPITAL SUPPLIES (2.1%)
  Abbott Laboratories Inc.              181,700         7,586
  Allergan Incorporated                  14,700           478
  Allergan Incorporated -- Rights           463             0
  C.R. Bard, Inc.                        12,700           410
  Bausch & Lomb Inc.                     13,100           519
  Baxter International Inc.              63,400         2,655
  Becton, Dickinson & Company            15,100         1,133
  *Beverly Enterprises, Inc.             22,500           239
  *Biomet, Inc.                          26,400           472
  *Boston Scientific Corp.               37,100         1,818
  Columbia/HCA Healthcare Corp.         101,600         5,156
  *Community Psychiatric Centers         10,000           123
  Humana, Inc.                           37,000         1,013
  Johnson & Johnson                     147,700        12,647
  Manor Care, Inc.                       14,300           501
  Medtronic, Incorporated                52,900         2,956
  St. Jude Medical, Inc.                 16,050           690
  *Tenet Healthcare Corp.                45,800           950
  United Healthcare Corp.                39,700         2,600
  U.S. HealthCare Incorporated           35,200         1,637
  U.S. Surgical Corporation              13,000           278
                                                   ----------
      Total                                            43,861
                                                   ----------
HOUSEHOLD FURNITURE/APPLIANCES (0.3%)
  Armstrong World Industries Inc.         8,500           527
  Black & Decker Corporation             19,600           691
  Maytag Corporation                     24,600           498
  Newell Co.                             36,200           937
  Premark International, Inc.            14,500           734
  Rubbermaid, Inc.                       36,200           923

                                                     MARKET
                                                     VALUE
                                      SHARES        (000'S)
                                    -----------    ----------
HOUSEHOLD FURNITURE/APPLIANCES (CONTINUED)
  Stanley Works                          10,200    $      525
  Whirlpool Corporation                  16,900           900
                                                   ----------
      Total                                             5,735
                                                   ----------
INSURANCE (1.6%)
  Aetna Life & Casualty Company          25,900         1,794
  Alexander & Alexander Services         10,100           192
  Allstate Corporation                  102,647         4,221
  American General Corporation           46,900         1,636
  American International Group,
    Inc.                                108,550        10,041
  CIGNA Corporation                      16,600         1,714
  Chubb Corporation                      19,900         1,925
  General Re Corporation                 18,800         2,914
  ITT Hartford Group                     26,500         1,282
  Jefferson-Pilot Corp.                  16,350           760
  Lincoln National Corporation           23,800         1,279
  Providian Corporation                  21,800           888
  SAFECO Inc.                            28,800           994
  St. Paul Companies, Inc.               19,400         1,079
  Torchmark Corporation                  16,400           742
  UNUM Corporation                       16,600           913
  USF&G Corp.                            25,600           432
  USLIFE Corporation                      7,850           235
                                                   ----------
      Total                                            33,041
                                                   ----------
LEISURE RELATED (0.8%)
  *3COM Corp.                            34,400         1,604
  *Bally Entertainment
    Corporation                          10,800           151
  Brunswick Corporation                  21,900           526
  Walt Disney Company                   119,200         7,033
  Fleetwood Enterprises, Inc.            10,500           270
  Handlemann Co.                          7,700            44
  Hasbro Inc.                            20,100           623
  *King World Productions, Inc.           8,400           327
  Mattel, Inc.                           50,768         1,561
  Outboard Marine Corporation             4,600            94
  *Viacom Incorporated                   82,656         3,792
                                                   ----------
      Total                                            16,025
                                                   ----------
MACHINERY (0.6%)
  Briggs & Stratton Corporation           6,900           299
  Caterpillar Inc.                       45,500         2,673
  Cincinnati Milacron Inc.                7,800           205
  Cooper Industries, Inc.                24,600           904
  Cummins Engine Company, Inc.            9,300           344
  Deere & Company                        59,500         2,097
  Dover Corporation                      26,000           959
  Foster Wheeler Corporation              9,200           391
  General Signal Corporation             10,900           353
  Giddings & Lewis Company                7,900           130
  Harnischfeger Industries, Inc.         11,000           366
  Illinois Tool Works Inc.               26,900         1,587
  Ingersoll-Rand Company                 24,200           850
  Pall Corporation                       26,166           703
  Parker-Hannifin Corporation            16,900           579
  Timken Company                          7,100           272
  TRINOVA Corp.                           6,600           189
  *Varity Corporation                     9,300           345
                                                   ----------
      Total                                            13,246
                                                   ----------

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                               BALANCED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                     MARKET
                                                     VALUE
                                      SHARES        (000'S)
                                    -----------    ----------
COMMON STOCK (CONTINUED)
MEDIA (0.4%)
  Capital Cities/ABC, Inc.               35,200    $    4,343
  Comcast Corp.                          54,850           998
  *Tele-Communications, Inc.            149,400         2,969
                                                   ----------
      Total                                             8,310
                                                   ----------
METALS & MINING (0.6%)
  Alcan Aluminum Limited                 51,600         1,606
  Aluminum Co. of America                40,900         2,163
  ASARCO, Inc.                            9,700           310
  Barrick Gold Corporation               80,900         2,134
  Cyprus Minerals Co.                    21,200           554
  Echo Bay Mines Limited Co.             25,800           268
  Homestake Mining Company               31,600           494
  Inco Limited                           27,200           904
  Newmont Mining Corporation             19,689           891
  Phelps Dodge Corporation               15,900           990
  Placer Dome Incorporated               54,700         1,320
  Reynolds Metals Company                14,500           821
  Santa Fe Pacific Gold
    Corporation                          30,040           364
                                                   ----------
      Total                                            12,819
                                                   ----------
OFFICE EQUIPMENT (2.1%)
  *Amdahl Corporation                    27,200           231
  Apple Computer, Inc.                   27,700           883
  *Cabletron Systems Inc.                16,400         1,328
  *Cisco Systems Incorporated            62,100         4,634
  *Compaq Computer Corporation           60,500         2,904
  *Cray Research, Inc.                    5,800           144
  *Data General Corporation               8,500           117
  *Digital Equipment Corporation         33,600         2,155
  Hewlett-Packard Company               117,100         9,807
  *Intergraph Corp.                      10,500           165
  International Business Machines Corp. 130,200        11,946
  Moore Corporation Ltd.                 22,900           427
  Pitney Bowes Inc.                      34,700         1,631
  *Silicon Graphics                      36,300           998
  *Sun Microsystems Inc.                 43,800         1,998
  *Tandem Computers Inc.                 26,600           283
  *Unisys Corporation                    39,200           221
  Xerox Corporation                      24,600         3,370
                                                   ----------
      Total                                            43,242
                                                   ----------
OFFICE EQUIPMENT-SERVICES (1.4%)
  Alco Standard Corporation              25,500         1,163
  Autodesk, Inc.                         10,800           370
  Automatic Data Processing, Inc.        32,900         2,443
  *Ceridian Corp.                        15,100           623
  Computer Associates International Inc. 54,950         3,125
  *Computer Sciences Corp.               12,700           892
  First Data Corporation                 50,400         3,371
  *Microsoft Corporation                134,100        11,767
  *Novell, Inc.                          84,500         1,204
  *Oracle Corporation                    99,200         4,204
  Shared Medical Systems Corp.            5,300           288
                                                   ----------
      Total                                            29,450
                                                   ----------
OIL & GAS-DOMESTIC (0.8%)
  Amerada Hess Corp.                     21,300         1,129
  Ashland Inc.                           14,600           513
  Atlantic Richfield Company             36,800         4,076

                                                     MARKET
                                                     VALUE
                                      SHARES        (000'S)
                                    -----------    ----------
OIL & GAS-DOMESTIC (CONTINUED)
  Burlington Resource Inc.               29,000    $    1,138
  Coastal Corp.                          24,000           894
  Kerr-McGee Corporation                 11,900           756
  Louisiana Land & Exploration
    Co.                                   7,700           330
  Occidental Petroleum
    Corporation                          72,800         1,556
  *Oryx Energy Company                   23,700           317
  Pennzoil Company                       10,600           448
  Phillips Petroleum Company             60,000         2,048
  *Santa Fe Energy Resources,
    Inc.                                 20,700           199
  Sun Company, Inc.                      17,300           474
  Unocal Corp.                           56,400         1,643
                                                   ----------
      Total                                            15,521
                                                   ----------
OIL & GAS-INTERNATIONAL (3.4%)
  Amoco Company                         113,700         8,172
  Chevron Corp.                         149,300         7,838
  Exxon Corporation                     284,400        22,788
  Mobil Corporation                      90,600        10,147
  Royal Dutch Petroleum Co., ADR        122,700        17,316
  Texaco Inc.                            59,500         4,671
                                                   ----------
      Total                                            70,932
                                                   ----------
OIL FIELD SERVICES (0.4%)
  Baker Hughes Inc.                      32,300           787
  Dresser Industries, Inc.               41,800         1,019
  Halliburton Company                    26,100         1,321
  Helmerich & Payne, Inc.                 5,700           170
  McDermott International, Inc.          12,400           273
  *Rowan Companies, Inc.                 19,300           191
  Schlumberger Limited                   55,400         3,836
  *Western Atlas Inc.                    12,200           616
                                                   ----------
      Total                                             8,213
                                                   ----------
PAPER (0.6%)
  Federal Paper Board Co.                10,500           545
  International Paper Company            58,300         2,208
  James River Corp. of Virginia          18,900           456
  Kimberly-Clark Corporation             63,766         5,277
  Mead Corp.                             12,300           643
  *Stone Container Corporation           21,900           315
  Temple-Inland Inc.                     12,800           565
  Union Camp Corporation                 16,100           767
  Westvaco Corporation                   23,150           642
  Willamette Industries Inc.             12,600           709
                                                   ----------
      Total                                            12,127
                                                   ----------
PHOTO & OPTICAL (0.3%)
  Eastman Kodak Company                  78,300         5,246
  Polaroid Corporation                   10,300           488
                                                   ----------
      Total                                             5,734
                                                   ----------
PRINTING & PUBLISHING (0.8%)
  American Greetings Corp.               17,000           470
  Deluxe Corp.                           18,900           548
  R.R. Donnelley & Sons Company          35,100         1,382
  Dow Jones & Company, Inc.              22,200           885
  Dun & Bradstreet Corporation           38,800         2,512
  Gannett Company Inc.                   32,100         1,970
  Harcourt General                       16,600           695
  John H. Harland Company                 7,000           146
  Jostens, Inc.                           8,800           213

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                               BALANCED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                     MARKET
                                                     VALUE
                                      SHARES        (000'S)
                                    -----------    ----------
COMMON STOCK (CONTINUED)
PRINTING & PUBLISHING (CONTINUED)
  Knight-Ridder Inc.                     11,200    $      700
  McGraw-Hill Companies Inc.             11,400           993
  Meredith Corporation                    6,300           264
  New York Times Company                 22,200           658
  Time Warner Inc.                       88,400         3,348
  Times Mirror Company                   25,700           871
  Tribune Company                        14,900           911
                                                   ----------
      Total                                            16,566
                                                   ----------
PROFESSIONAL SERVICES (0.2%)
  H & R Block, Inc.                      24,000           972
  *CUC International Inc.                39,850         1,360
  Interpublic Group of Cos. Inc.         17,900           776
  Service Corporation
    International                        23,700         1,043
                                                   ----------
      Total                                             4,151
                                                   ----------
RAILROADS (0.6%)
  Burlington Northern Santa Fe
    Co.                                  32,533         2,538
  CSX Corporation                        48,200         2,199
  Conrail Incorporated                   17,900         1,253
  Norfolk Southern Corporation           30,000         2,381
  Union Pacific Corporation              47,000         3,102
                                                   ----------
      Total                                            11,473
                                                   ----------
RETAIL-FOOD (0.4%)
  Albertson's, Inc.                      58,200         1,913
  American Stores Co.                    34,000           910
  Fleming Companies, Inc.                 8,600           177
  Giant Food Inc.                        13,600           428
  Great Atlantic & Pacific Tea
    Co., Inc.                             8,700           200
  Kroger Company                         28,100         1,054
  Supervalu Inc.                         15,600           491
  Sysco Corporation                      41,700         1,355
  Winn-Dixie Stores, Inc.                34,600         1,276
                                                   ----------
      Total                                             7,804
                                                   ----------
RETAIL-GENERAL (2.0%)
  Charming Shoppes Incorporated          23,600            68
  Circuit City Stores, Inc.              22,200           613
  Dayton Hudson Corporation              16,400         1,230
  Dillard Department Stores, Inc.        25,900           738
  *Federated Department Stores,
    Inc.                                 46,300         1,273
  The Gap, Inc.                          33,000         1,386
  Home Depot, Inc.                      109,066         5,222
  K Mart Corporation                    105,000           761
  The Limited Inc.                       81,800         1,421
  Longs Drug Stores Corp.                 4,700           225
  Lowe's Companies, Inc.                 36,700         1,229
  May Department Stores Company          56,900         2,404
  Melville Corporation                   24,000           738
  Mercantile Stores Company               8,400           389
  Nordstrom, Inc.                        18,800           761
  J.C. Penney Company, Inc.              52,000         2,477
  Pep Boys - Manny, Moe & Jack           14,100           361
  *Price/Costco, Inc.                    44,651           681
  Rite Aid Corporation                   19,200           658
  Sears, Roebuck & Company               89,200         3,479
  TJX Companies, Inc.                    16,600           313
  Tandy Corporation                      14,900           618
  *Toys "R" Us                           63,300         1,377

                                                     MARKET
                                                     VALUE
                                      SHARES        (000'S)
                                    -----------    ----------
RETAIL-GENERAL (CONTINUED)
  Wal-Mart Stores, Inc.                 525,900    $   11,767
  Walgreen Company                       56,300         1,682
  *Woolworth Corp.                       30,300           394
                                                   ----------
      Total                                            42,265
                                                   ----------
SAVINGS & LOAN (0.1%)
  H.F. Ahmanson & Company                26,800           710
  Golden West Financial Corp.            13,400           740
  Great Western Financial Corp.          31,100           793
                                                   ----------
      Total                                             2,243
                                                   ----------
SOAPS & TOILETRIES (1.2%)
  Alberto-Culver Company                  6,300           217
  Avon Products, Inc.                    15,700         1,183
  The Clorox Company                     12,200           874
  Colgate-Palmolive Co.                  33,300         2,339
  Gillette Company                      101,500         5,291
  International Flavors & Fragrances,
    Inc.      25,500                                    1,224
  The Procter & Gamble Company          157,400        13,064
                                                   ----------
      Total                                            24,192
                                                   ----------
STEEL (0.2%)
  *Armco Inc.                            24,300           143
  Bethlehem Steel Corporation            25,300           354
  Inland Steel Industries, Inc.          11,100           279
  Nucor Corp.                            20,000         1,143
  USX-Marathon Group                     68,000         1,326
  USX-U S Steel Group Inc.               18,700           575
                                                   ----------
      Total                                             3,820
                                                   ----------
TELECOMMUNICATIONS (1.7%)
  AT&T Corporation                      363,100        23,511
  *Andrew Corporation                     8,850           339
  *DSC Communications Corp.              26,300           970
  Motorola, Inc.                        135,000         7,695
  Northern Telecom Limited               58,100         2,498
  Scientific-Atlanta, Inc.               17,600           264
  *Tellabs Inc.                          20,200           747
                                                   ----------
      Total                                            36,024
                                                   ----------
TOBACCO (1.0%)
  American Brands Inc.                   43,200         1,928
  Philip Morris Companies, Inc.         192,300        17,403
  UST Incorporated                       44,700         1,492
                                                   ----------
      Total                                            20,823
                                                   ----------
TRANSPORTATION-MISCELLANEOUS (0.0%)
  Pittston Services Group                 9,500           298
                                                   ----------
TRUCKING-SHIPPING (0.1%)
  Caliber Systems Inc.                    8,900           435
  Consolidated Freightways, Inc.          9,900           262
  *Federal Express Corp.                 12,900           953
  Ryder System, Inc.                     18,000           446
  Yellow Corp.                            6,400            79
                                                   ----------
      Total                                             2,175
                                                   ----------
UTILITY-ELECTRIC (1.9%)
  American Electric Power Co.
    Inc.                                 42,600         1,725
  Baltimore Gas & Electric Co.           33,800           963
  Carolina Power & Light Company         35,600         1,228
  Central & South West
    Corporation                          43,900         1,224

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                               BALANCED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                     MARKET
                                                     VALUE
                                      SHARES        (000'S)
                                    -----------    ----------
COMMON STOCK (CONTINUED)
UTILITY-ELECTRIC (CONTINUED)
  Cinergy Corporation                    35,705    $    1,093
  Consolidated Edison Co. of New York    53,800         1,722
  DTE Energy Company                     33,600         1,159
  Dominion Resources Inc.                39,700         1,638
  Duke Power Company                     46,900         2,222
  Entergy Corporation                    52,100         1,524
  FPL Group, Inc.                        42,400         1,966
  General Public Utilities               26,600           904
  Houston Industries Incorporated        60,100         1,457
  Niagara Mohawk Power
    Corporation                          33,000           318
  Northern States Power Company          15,500           761
  Ohio Edison Company                    34,900           820
  PECO Energy Company                    50,800         1,530
  Pacific Enterprises                    19,400           548
  Pacific Gas & Electric Co.             97,200         2,758
  PacifiCorp                             65,100         1,383
  Public Service Enterprise Group, Inc.  56,000         1,715
  SCECorp                               102,100         1,812
  Southern Company                      152,400         3,753
  Texas Utilities Company                51,700         2,126
  UNICOM Corp.                           49,100         1,608
  Union Electric Company                 23,400           977
                                                   ----------
      Total                                            38,934
                                                   ----------
UTILITY-GAS (0.3%)
  *Columbia Gas System Inc.              11,600           509
  Consolidated Natural Gas Co.           21,400           971
  Enron Corp.                            57,700         2,200
  ENSERCH Corporation                    15,700           255
  Nicor Inc.                             11,600           319
  Noram Energy Corporation               28,400           252
  ONEOK, Inc.                             6,200           142
  Panhandle Eastern Corporation          34,300           956
  Peoples Energy Corporation              8,000           254
  Williams Companies Inc.                23,400         1,027
                                                   ----------
      Total                                             6,885
                                                   ----------
UTILITY-TELEPHONE (3.3%)
  *Airtouch Communications              113,100         3,195
  ALLTEL Corporation                     43,200         1,274
  Ameritech Corporation                 126,900         7,487
  Bell Atlantic Corporation              99,900         6,681
  Bellsouth Corporation                 227,300         9,888
  GTE Corporation                       222,000         9,768
  MCI Communications Corporation        155,200         4,055
  NYNEX Corp.                            97,800         5,281
  Pacific Telesis Group                  98,100         3,299
  SBC Communications Incorporated       139,500         8,021
  Sprint Corporation                     79,800         3,182
  U S West Inc.                         107,800         3,854
  *U S West Media Group                 107,800         2,048
                                                   ----------
      Total                                            68,033
                                                   ----------
      Total Common Stock                            1,051,375
                                                   ----------
PREFERRED STOCK (0.00%)
DIVERSIFIED (0.00%)
  Teledyne, Inc.                            514    $        7
                                                   ----------
      Total Preferred Stock                                 7
                                                   ----------

                                                     MARKET
                                                     VALUE
                                        PAR         (000'S)
                                    -----------    ----------
BONDS (33.5%)
AIRLINES (0.3%)
  Delta Air Lines, Inc.,
    9 3/4%, 5/19/03                 $   532,000    $      622
  Delta Air Lines, Inc.,
    9 3/4%, 6/1/03                    3,513,000         4,108
  Delta Air Lines, Inc.,
    9 3/4%, 6/1/03                      870,000         1,017
  Delta Air Lines, Inc.,
    9 3/4%, 6/1/03                      870,000         1,017
                                                   ----------
      Total                                             6,764
                                                   ----------
AUTO RELATED (0.6%)
  Hertz Corp., 9.04%, 6/14/00         4,100,000         4,585
  General Motors Corporation,
    8 4/5%, 3/1/21                    6,500,000         8,148
                                                   ----------
                                                       12,733
                                                   ----------
BANKS (0.6%)
  Natwest Capital Corporation,
    12 1/8%, 11/15/02                10,450,000        11,593
                                                   ----------
BEVERAGES (0.6%)
  Coca-Cola Enterprises Inc.,
    8%, 1/4/05                       10,000,000        11,398
                                                   ----------
CMO & LOAN-BACKED CERTIFICATES (5.5%)
  CIT RV Owner Trust,
    6 1/4%, 1/15/11                   6,566,806         6,644
  Federal Home Loan Mortgage
    Corp.,
    7 1/4%, 4/15/18                  10,325,000        10,442
  Federal Home Loan Mortgage
    Corp.,
    7%, 3/15/07                       7,250,000         7,428
  Federal Home Loan Mortgage
    Corp.,
    6%, 7/15/07                      19,250,000        19,288
  Federal National Mortgage
    Assoc.,
    6 1/4%, 7/25/07                  21,150,000        21,471
  Federal National Mortgage
    Assoc.,
    6 3/4%, 12/25/23                  6,500,000         6,412
  Ford Motor Credit Grantor
    Trust, 5.9%, 10/15/00             6,808,877         6,847
  Premier Auto Trust, 6.65%,
    4/2/98                            6,930,000         7,019
  Rural Housing Trust, 6.33%,
    4/1/26                            9,859,581         9,769
  Security Capital Industrial
    Trust, 7.3%, 5/15/01              8,000,000         8,067
  World Omni Grantor Trust,
    7.95%, 1/25/1                    10,000,000        10,209
                                                   ----------
      Total                                           113,596
                                                   ----------
CHEMICALS (0.5%)
  Dow Capital B.V., 8 1/2, 6/8/10     8,200,000         9,806
                                                   ----------
DIVERSIFIED (0.5%)
  Hanson Overseas BV, 6 3/4%,
    9/15/05                          10,000,000        10,351
                                                   ----------
FEDERAL GOVERNMENT AND AGENCIES (13.1%)
  Federal Home Loan Mortgage Corp.,
    7%, 7/1/25                        4,889,608         4,934
  Federal Home Loan Mortgage Corp.,
    7%, 7/1/25                        4,154,794         4,192

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                               BALANCED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                             MARKET
                                                             VALUE
                                                 PAR         (000'S)
                                              -----------   ----------
BONDS (CONTINUED)
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
  Federal Home Loan Mortgage Corp.,
    7%, 7/1/25                                $ 4,880,888    $    4,925
  Federal Home Loan Mortgage Corp.,
    7%, 7/1/25                                 14,842,376        14,977
  Government National Mortgage Assoc.,
    7%, 9/15/23                                   114,400           116
  Government National Mortgage Assoc.,
    7%, 10/15/23                                  210,954           214
  Government National Mortgage Assoc.,
    7 1/2%, 8/15/24                               974,548         1,002
  Government National Mortgage Assoc.,
    7%, 9/15/23                                    25,680            26
  Government National Mortgage Assoc.,
    7%, 7/15/23                                   814,310           825
  Government National Mortgage Assoc.,
    7%, 5/15/23                                 9,123,303         9,244
  Government National Mortgage Assoc.,
    7%, 5/15/23                                 6,718,886         6,808
  Government National Mortgage Assoc.,
    7%, 6/15/23                                   332,144           337
  Government National Mortgage Assoc.,
    7%, 10/15/23                                   30,031            30
  Government National Mortgage Assoc.,
    7%, 5/15/23                                   206,740           209
  Government National Mortgage Assoc.,
    7 1/2%, 1/15/24                               225,604           232
  Government National Mortgage Assoc.,
    7%, 7/15/23                                   780,387           791
  Government National Mortgage Assoc.,
    7%, 2/15/24                                    43,696            44
  Government National Mortgage Assoc.,
    8 1/2%, 2/15/25                               145,959           153
  Government National Mortgage Assoc.,
    7%, 8/15/23                                    29,352            30
  Government National Mortgage Assoc.,
    8 1/2%, 7/15/24                               257,946           271
  Government National Mortgage Assoc.,
    7%, 6/15/23                                   733,591           743
  Government National Mortgage Assoc.,
    7%, 7/15/23                                    66,575            67
  Government National Mortgage Assoc.,
    7%, 10/15/23                                  164,119           166
  Government National Mortgage Assoc.,
    7%, 9/15/23                                   684,039           693
  Government National Mortgage Assoc.,
    7 1/2%, 5/15/24                             1,056,577         1,087
  Government National Mortgage Assoc.,
    7%, 12/15/23                                  828,855           840
  Government National Mortgage Assoc.,
    7%, 10/15/23                                  122,080           124
  Government National Mortgage Assoc.,
    7 1/2%, 1/15/24                             1,129,651         1,162
  Government National Mortgage Assoc.,
    8 1/2%, 8/15/24                               326,635           343
  Government National Mortgage Assoc.,
    7%, 11/15/23                                  802,273           813
  Government National Mortgage Assoc.,
    7%, 2/15/24                                   135,214           137
  Government National Mortgage Assoc.,
    7%, 11/15/23                                  855,263           867
  Government National Mortgage Assoc.,
    8 1/2%, 2/15/25                               814,055           855

                                                              MARKET
                                                              VALUE
                                                 PAR          (000'S)
                                              -----------    ----------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
  Government National Mortgage Assoc.,
    7%, 12/15/23                              $  707,558    $      717
  Government National Mortgage Assoc.,
    7%, 2/15/24                                  334,093           338
  Government National Mortgage Assoc.,
    7%, 1/15/24                                  882,744           894
  Government National Mortgage Assoc.,
    7%, 3/15/24                                  672,864           682
  Government National Mortgage Assoc.,
    7%, 12/15/23                                 884,388           896
  Government National Mortgage Assoc.,
    7%, 11/15/23                                 585,513           593
  Government National Mortgage Assoc.,
    8 1/2%, 11/15/24                             307,285           323
  Government National Mortgage Assoc.,
    7%, 9/15/23                                   35,377            36
  Government National Mortgage Assoc.,
    7%, 2/15/24                                  714,898           724
  Government National Mortgage Assoc.,
    8 1/2%, 7/15/24                              250,180           263
  Government National Mortgage Assoc.,
    7%, 1/15/24                                   53,116            54
  Government National Mortgage Assoc.,
    7%, 10/15/23                                 123,108           125
  Government National Mortgage Assoc.,
    8 1/2%, 11/15/24                             242,877           255
  Government National Mortgage Assoc.,
    8 1/2%, 1/15/25                               23,318            24
  Government National Mortgage Assoc.,
    7%, 1/15/24                                  232,671           236
  Government National Mortgage Assoc.,
    7 1/2%, 11/15/24                           1,004,173         1,033
  Government National Mortgage Assoc.,
    8 1/2%, 7/15/24                              343,514           361
  Government National Mortgage Assoc.,
    7 1/2%, 2/15/24                            1,624,140         1,670
  Government National Mortgage Assoc.,
    7 1/2%, 3/15/24                            1,471,828         1,514
  Government National Mortgage Assoc.,
    7 1/2%, 8/15/24                              983,454         1,011
  Government National Mortgage Assoc.,
    7%, 2/15/24                                  779,800           790
  Government National Mortgage Assoc.,
    7%, 5/15/24                                  783,349           794
  Government National Mortgage Assoc.,
    7 1/2%, 5/15/24                            1,403,025         1,443
  Government National Mortgage Assoc.,
    7 1/2%, 4/15/24                              925,585           952
  Government National Mortgage Assoc.,
    7 1/2%, 5/15/24                            1,470,957         1,513
  Government National Mortgage Assoc.,
    8 1/2%, 6/15/24                              807,670           848
  Government National Mortgage Assoc.,
    7%, 4/15/24                                  121,260           123
  Government National Mortgage Assoc.,
    7%, 4/15/24                                   28,018            28
  Government National Mortgage Assoc.,
    8 1/2%, 6/15/24                              313,370           329
  Government National Mortgage Assoc.,
    8 1/2%, 7/15/24                              216,054           227
  Government National Mortgage Assoc.,
    8 1/2%, 1/15/25                               57,533            60
  Government National Mortgage Assoc.,
    8 1/2%, 2/15/25                              452,785           475

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                               BALANCED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                               MARKET
                                                                VALUE
                                                   PAR         (000'S)
                                               -----------    ----------
BONDS (CONTINUED)
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
  Government National Mortgage Assoc.,
    8 1/2%, 8/15/24                            $   346,522    $      364
  Government National Mortgage Assoc.,
    7%, 4/15/24                                     95,608            97
  Government National Mortgage Assoc.,
    7 1/2%, 6/15/24                              1,430,337         1,471
  Government National Mortgage Assoc.,
    8 1/2%, 7/15/24                                230,976           242
  Government National Mortgage Assoc.,
    8 1/2%, 8/15/24                                242,134           254
  Government National Mortgage Assoc.,
    7 1/2%, 8/15/24                                990,722         1,019
  Government National Mortgage Assoc.,
    8 1/2%, 1/15/25                                135,128           142
  Government National Mortgage Assoc.,
    7 1/2%, 8/15/24                              1,241,086         1,276
  Government National Mortgage Assoc.,
    8 1/2%, 8/15/24                                221,321           232
  Government National Mortgage Assoc.,
    8 1/2%, 2/15/25                                218,143           229
  Government National Mortgage Assoc.,
    7 1/2%, 6/15/24                                 37,639            39
  Government National Mortgage Assoc.,
    8 1/2%, 8/15/24                                262,482           276
  Government National Mortgage Assoc.,
    8 1/2%, 9/15/24                                368,912           387
  Government National Mortgage Assoc.,
    8 1/2%, 2/15/25                                 51,224            54
  Government National Mortgage Assoc.,
    8 1/2%, 12/15/24                               594,381           624
  Government National Mortgage Assoc.,
    8 1/2%, 2/15/25                                 59,142            62
  Government National Mortgage Assoc.,
    8 1/2%, 2/15/25                                388,127           407
  Government National Mortgage Assoc.,
    8 1/2%, 2/15/23                                150,445           158
  Government National Mortgage Assoc.,
    8 1/2%, 9/15/22                                658,395           691
  Government National Mortgage Assoc.,
    8 1/2%, 10/15/22                               589,478           619
  Government National Mortgage Assoc.,
    7%, 5/15/23                                    483,212           490
  Government National Mortgage Assoc.,
    8 1/2%, 9/15/21                                229,888           241
  Government National Mortgage Assoc.,
    8 1/2%, 7/15/21                                195,514           205
  Government National Mortgage Assoc.,
    8 1/2%, 5/15/22                                415,111           436
  Government National Mortgage Assoc.,
    8 1/2%, 10/15/22                                14,085            15
  Government National Mortgage Assoc.,
    8 1/2%, 9/15/22                                690,066           724
  Government National Mortgage Assoc.,
    8 1/2%, 10/15/22                               732,365           769
  Government National Mortgage Assoc.,
    8 1/2%, 1/15/23                                241,106           253
  Government National Mortgage Assoc.,
    8 1/2%, 2/15/23                                191,240           201
  Government National Mortgage Assoc.,
    8 1/2%, 12/15/22                               476,037           500
  U.S. Treasury, 7 1/8%, 2/15/23                28,000,000        31,981

                                                               MARKET
                                                                VALUE
                                                   PAR         (000'S)
                                               -----------    ----------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
  U.S. Treasury, 7 1/2%, 11/15/24                8,500,000    $   10,211
  U.S. Treasury, 6 7/8%, 8/15/25                 9,000,000        10,153
  U.S. Treasury, 4 3/4%, 8/31/98               $11,250,000        11,113
  U.S. Treasury, 7 1/4%, 8/15/04                26,000,000        28,917
  U.S. Treasury, 7 3/4%, 11/30/99               30,000,000        32,503
  U.S. Treasury, 7 1/2%, 1/31/97                30,000,000        30,722
  U.S. Treasury, 7 3/4%, 1/31/00                25,000,000        27,164
                                                              ----------
      Total                                                      271,829
                                                              ----------
FINANCE COMPANIES (2.9%)
  Associates Corp. of North
    America, 6 7/8%, 1/15/97                     7,800,000         7,911
  Associates Corp. of North
    America, 7.95%, 2/15/10                      5,550,000         6,426
  Avco Financial Services Inc.,
    5 7/8%, 10/15/97                             6,800,000         6,843
  Beneficial Corp., 6.86%,
    11/19/97                                     7,800,000         7,978
  Beneficial Corp., 9 3/8%,
    7/28/97                                      5,000,000         5,284
  Ford Motor Credit Company,
    5 5/8%, 3/3/97                               9,000,000         9,012
  General Motors Acceptance
    Corp., 8 3/8%, 5/1/97                        3,000,000         3,098
  General Motors Acceptance
    Corp., 6 5/8%, 10/1/02                      12,200,000        12,546
                                                              ----------
      Total                                                       59,098
                                                              ----------
FOODS (0.2%)
  Nabisco Inc., 8%, 1/15/00                      3,500,000         3,721
                                                              ----------
FOREIGN GOVERNMENT BONDS (1.0%)
  Province of Manitoba, 7 3/4%,
    7/17/16                                      9,672,000        10,891
  Province of Quebec, 7 1/8%,
    2/9/24                                       9,500,000         9,576
                                                              ----------
      Total                                                       20,467
                                                              ----------
MEDIA (1.8%)
  News America Holdings Inc.,
    7 1/2%, 3/1/00                               6,500,000         6,819
  News America Holdings Inc.,
    8.45%, 8/1/34                               10,000,000        11,622
  Tele-Communications, Inc.,
    7 3/8%, 2/15/00                              8,000,000         8,310
  Tele-Communications, Inc.,
    7 7/8%, 8/1/13                               3,000,000         3,101
  Time Warner Entertainment Inc.,
    8 7/8%, 10/1/12                              1,500,000         1,678
  Time Warner Inc., 7 3/4%,
    6/15/05                                      6,300,000         6,569
                                                              ----------
      Total                                                       38,099
                                                              ----------
MUNICIPAL BONDS (0.1%)
  Government Trust Certificates,
    8%, 5/15/98                                  2,696,913         2,765
                                                              ----------
OFFICE EQUIPMENT (0.3%)
  International Business Machines Corp.,
    63/8%, 11/1/97                               7,000,000         7,113
                                                              ----------
TOBACCO (0.7%)
  Philip Morris Companies, Inc.,
    9 1/4%, 2/15/00                              2,100,000         2,348
  Philip Morris Companies, Inc.,
    7 1/4%, 1/15/03                              3,000,000         3,163
  RJR Nabisco Inc., 8 5/8%,
    12/1/02                                      8,000,000         8,298
                                                              ----------
      Total                                                       13,809
                                                              ----------

                     NORTHWESTERN MUTUAL SERIES FUND, INC.
                               BALANCED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                     MARKET
                                                     VALUE
                                        PAR         (000'S)
                                    -----------    ----------
BONDS (CONTINUED)
UTILITY-ELECTRIC (4.8%)
  Atlantic City Electric Company,
    6 5/8%, 8/1/13                  $ 4,000,000    $    3,901
  Cleveland Electric Illuminating
    Co., 7 3/8%, 6/1/03               4,000,000         3,782
  Dayton Power & Light Company,
    8.15%, 1/15/26                    5,750,000         6,366
  Long Island Lighting Co.,
    9 5/8%, 7/1/24                    1,500,000         1,537
  Long Island Lighting Co., 7%,
    3/1/04                           10,000,000         9,622
  Niagara Mohawk Power Corp.,
    5 7/8%, 9/1/02                    3,275,000         2,893
  Pacific Gas & Electric Co.,
    7 1/4%, 3/1/26                    9,050,000         9,073
  Pacific Gas & Electric Co.,
    5 3/8%, 8/1/98                    5,000,000         4,949
  Pacific Gas & Electric Co.,
    6 3/4%, 10/1/23                   6,400,000         6,104
  PECO Energy Company, 7 1/2%,
    1/15/99                           4,250,000         4,452
  PECO Energy Company, 7 3/4%,
    3/1/23                            8,850,000         9,258
  Public Service Electric & Gas
    Co., 6 1/8%, 8/1/02               9,000,000         8,995
  Southern California Edison Co.,
    7 1/4%, 3/1/26                   10,000,000        10,038
  Texas Utilities Electric Co.,
    7 7/8%, 3/1/23                    7,750,000         8,289
  UNICOM Corp., 6 1/2%, 4/15/00      10,600,000        10,760
                                                   ----------
      Total                                           100,019
                                                   ----------
      Total Bonds                                     693,161
                                                   ----------
MONEY MARKET INVESTMENTS (15.7%)
CHEMICALS (0.8%)
  E.I. du Pont de Nemours & Company,
    5.73%, 1/5/96                   $16,000,000    $   15,990
                                                   ----------
DRUGS (1.0%)
  +American Home Products Corp.,
    5.73%, 1/19/96                   21,400,000        21,335
                                                   ----------
FEDERAL GOVERNMENT AND AGENCIES (1.5%)
  +U.S. Treasury, 5.25%, 5/30/96      6,000,000         5,868
  U.S. Treasury, 6 7/8%, 10/31/96    25,000,000        25,328
                                                   ----------
      Total                                            31,196
                                                   ----------

                                                     MARKET
                                                     VALUE
                                        PAR         (000'S)
                                    -----------    ----------
FINANCE COMPANIES (2.3%)
  Cargill Financial Services
    Corp., 5.7%, 1/12/96            $22,700,000    $   22,661
  Ford Motor Credit Company,
    5.73%, 1/8/96                    25,000,000        24,972
                                                   ----------
      Total                                            47,633
                                                   ----------
FINANCIAL SERVICES (4.2%)
  American General Finance Corp.,
    8 7/8%, 3/15/96                   6,050,000         6,089
  BAT Capital Corporation, 5.72%,
    1/18/96                          19,805,000        19,749
  IBM Credit Corporation, 5.73%,
    1/17/96                          20,500,000        20,448
  +Transamerica Financial Corp.,
    5.7%, 1/30/96                    15,300,000        15,227
  Transamerica Financial Corp.,
    8.55%, 6/15/96                   10,950,000        11,098
  +Xerox Credit Corporation,
    5.65%, 2/2/96                    14,700,000        14,626
                                                   ----------
      Total                                            87,237
                                                   ----------
FOODS (2.2%)
  H.J. Heinz Company, 5.75%,
    1/16/96                          25,000,000        24,940
  Nestle Capital Corp., 5.63%,
    1/4/96                           20,000,000        19,991
                                                   ----------
      Total                                            44,931
                                                   ----------
PRINTING & PUBLISHING (2.0%)
  +Gannett Company Inc., 5.82%,
    1/24/96                          21,100,000        21,022
  Gannett Company Inc., 5.85%,
    1/9/96                           20,000,000        19,974
                                                   ----------
      Total                                            40,996
                                                   ----------
PROFESSIONAL SERVICES (1.0%)
  PHH Corp., 5.76%, 1/10/96          20,700,000        20,670
                                                   ----------
UTILITY-ELECTRIC (0.0%)
  Texas Utilities Electric Co.,
    9.39%, 11/21/96                     250,000           258
                                                   ----------
UTILITY-TELEPHONE (0.7%)
  +SBC Communications
    Incorporated, 5.525%, 1/29/96    15,900,000        15,832
                                                   ----------
      Total Money Market Investments                  326,078
                                                   ----------
      Total Investments                            $2,070,621
                                                   ==========

* Non-Income Producing

+ Partially or fully held by the custodian in a segregated account as collateral for open financial futures contracts. Information regarding open futures contracts as of December 31, 1995 is summarized below:

                                                       UNREALIZED
                        NUMBER OF     EXPIRATION     (DEPRECIATION)
       ISSUER           CONTRACTS        DATE           (000'S)
--------------------    ---------     ----------     --------------
S&P 500 Stock Index        246        March 1996        $ (1,258)

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                                                                        NORTHWESTERN
                                                                                                        MUTUAL LIFE
                                                                                                        720 East Wisconsin Avenue
                                                                                                        Milwaukee, Wisconsin  53202

TO:  POLICYOWNER SERVICES DEPARTMENT - VARIABLE LIFE (VLI)

FROM: ____________________________________________  GA: _________________________________

                                     REQUEST TO TRANSFER ASSETS AND/OR
                                      CHANGE PREMIUM ALLOCATION VLI

INSURED: ___________________________________  POLICY NUMBER*_____________________________  DATE ________________________________
                                                                                           BUSINESS NUMBER:
GA#: _______________________________________  SA#: ______________________________________  HOME NUMBER:_________________________

/  / 1.   TRANSFER ASSETS AND/OR CHANGE PREMIUM ALLOCATION
          If you wish to transfer current assets only, fill in column A. If you wish to do an allocation of future premiums and dividends only, fill in column B. If you wish to transfer current assets and change the allocation of future premiums and dividends, fill in both columns A and B.  THE MAXIMUM NUMBER OF DIVISIONS YOU MAY CHOOSE FOR BOTH COLUMNS IS 6.  USE WHOLE
          PERCENTAGES ONLY.  THE MINIMUM PERCENT FOR ANY INVESTMENT DIVISION IS 10%.

                                                                            A                                   B
                                                                       DISTRIBUTION                        ALLOCATION OF
                                                                     OF CURRENT ASSETS              FUTURE PREMIUMS/DIVIDENDS
          Select Bond Division ..................................   __________________%                __________________%
          International Equity Division .........................   __________________%                __________________%
          Money Market Division .................................   __________________%                __________________%
          Balanced Division .....................................   __________________%                __________________%
          Index 500 Stock Division ..............................   __________________%                __________________%
          Aggressive Growth Stock Division ......................   __________________%                __________________%
          High Yield Bond Division ..............................   __________________%                __________________%
          Growth Stock Division .................................   __________________%                __________________%
          Growth and Income Stock Division ......................   __________________%                __________________%
             TOTAL ..............................................   _______________100%                _______________100%
          NOTE:  TWELVE ASSET TRANSFERS MAY BE MADE PER YEAR.
-----------------------------------------------------------------------------------------------------------------------------------

/  / 2.   DOLLAR COST AVERAGING (VCL ONLY)
          To elect Dollar Cost Averaging, there must be current assets in the Money Market Division or between 10% and 100% of future premium must be allocated to the Money Market Division.

          /  / Option One:   Transfer in monthly installments so that the Money Market balance will be zero on the next policy anniversary date.
          /  / Option Two:   Specified amount to be transferred monthly of $_____________________.

          USE WHOLE PERCENTAGES ONLY.  THERE MUST BE A MINIMUM OF 10% IN EACH DIVISION SELECTED.

          Select Bond Division ..................................   __________________%
          International Equity Division .........................   __________________%
          Balanced Division .....................................   __________________%
          Index 500 Stock Division ..............................   __________________%
          Aggressive Growth Stock Division ......................   __________________%
          High Yield Bond Division ..............................   __________________%
          Growth Stock Division .................................   __________________%
          Growth and Income Stock Division ......................   __________________%
             TOTAL ..............................................   _______________100%
-----------------------------------------------------------------------------------------------------------------------------------
/  / 3.   TERMINATION OF DOLLAR COST AVERAGING (VCL ONLY)

          /  /  Immediately
          /  /  Next Policy Anniversary

          Any existing funds will remain in the Money Market Division unless you elect to transfer assets.  Future premium and dividends will be allocated on the policy anniversary date according to your allocation instructions.

          NO MORE THAN SIX DIVISIONS TOTAL CAN BE SELECTED FOR DOLLAR COST AVERAGING.  DISTRIBUTION OF CURRENT ASSETS AND FUTURE
          ALLOCATION OF FUTURE PREMIUMS/DIVIDENDS.
----------------------------------------------------------------------------------------------------------------------------------
                  *ADDITIONAL POLICY NUMBERS MAY BE ADDED IF THE TRANSACTIONS REQUESTED ARE IDENTICAL AND ALL POLICIES ARE OWNED BY
                   THE SAME OWNER.

          SIGNATURES OF OWNER(S)/TRUSTEE REQUIRED (TITLE MUST BE INCLUDED):

          ______________________________________________________________  Date Signed ______________________________________

          ______________________________________________________________  Date Signed ______________________________________



                                HOW TO SUBMIT

FIRST CLASS MAIL

Please mail form to Northwestern Mutual Life, 720 E. Wisconsin Ave., Milwaukee,
WI 53202, ATTENTION POS:  / / East     / / West
                          / / Central  / / South

FAX

The completed/signed transfer/change of allocation form may be FAXed to the Home Office at the numbers provided. Fax telephone numbers listed by POS Regions are:
                East  414-299-4268       Central  414-299-4982
                West  414-299-4268       South    414-299-3382

The original transfer form is NOT needed. Please keep for your records. See below for effective date.

LINK

NML Agents only: If timing is critical and FAX equipment is unavailable, the transfer/change of allocation request may be LINKed to the Home Office. You MUST have a completed, signed transfer form in your possession. The original signed transfer form must be received in the Home Office within five (5) working days from the date of the LINK. The effective date will be the date that the LINK is received in the Home Office.

                            SIGNATURE INSTRUCTIONS

SIGNATURE BY OWNER

All Owners must sign their name as it appears in the policy contract. If the Owner's name has changed since the policy was issued, he/she should add his/her present surname to his/her name as it appears in the policy.

SIGNATURE BY ASSIGNEE

If the policy is assigned and the assignee is a bank, savings and loan association, other financial institution or corporation, an officer must sign with his/her title. Name of corporate entity must appear above the signature.

SIGNATURE ON BEHALF OF CORPORATION

If the policyowner is a corporation, an officer of the corporation must sign on behalf of the corporation with his/her title. The name of the corporation must appear above the signature.

SIGNATURE ON BEHALF OF PARTNERSHIP

If the posicy owner is a partnership, the name of the partnership must appear above the signature. A partner other than the insured must sign.

SIGNATURE ON BEHALF OF TRUST

If the policyowner is a Trust, the authorized Trustee must sign his/her name, followed by the word "Trustee." The name of the Trust must appear above the signature.

EFFECTIVE DATE

IF THIS SIGNED FORM IS RECEIVED AT NML'S HOME OFFICE PRIOR TO 3:00 P.M. CENTRAL TIME, THE TRANSFER OF ASSETS WILL BE EFFECTIVE THE DATE OF RECEIPT. IF RECEIVED AFTER 3:00 P.M. CENTRAL TIME, THE TRANSFER/ALLOCATION CHANGE WILL BE EFFECTIVE THE FOLLOWING BUSINESS DAY.